As Filed with the Securities and Exchange Commission on April 16, 1997

                                                     Registration Nos. 33-83430
                                                                       811-8738
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /X/

                         Post-Effective Amendment No. 4                     /X/

                           Pre-Effective Amendment No.                      / /
                                     and/or
                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940                          /X/
                                 Amendment No. 6                            /X/

                                 --------------

                                IBJ Funds Trust
               (Exact Name of Registrant as Specified in Charter)

                               3435 Stelzer Road
                              Columbus, Ohio 43219
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 557-3768

                             George Martinez, Esq.
                               3435 Stelzer Road
                              Columbus, Ohio 43219
                    (Name and Address of Agent for Service)

                                    Copy to:
                               Scott MacLeod, Esq.
                                Baker & McKenzie
                                805 Third Avenue
                            New York, New York 10022

                              ---------------------

     It is proposed that this filing will become effective (check appropriate box):
     ____immediately upon filing pursuant to paragraph (b)

     ____ on March 28, 1997 pursuant to paragraph (b)

     _X__60 days after filing pursuant to paragraph (a) 75 days

     ____after filing pursuant to paragraph (a)(2) on (date)

     ____pursuant to paragraph (a) of Rule 485

     Pursuant to Section 24f-2 of the Investment Company Act of 1940, the Registrant has registered an indefinite number of shares of beneficial interest, par value $.001 per share, under the Securities Act of 1933 and has filed a 24f-2 Notice with the Commission on January 28, 1997.

================================================================================

                                 IBJ FUNDS TRUST

                       Registration Statement on Form N-1A

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 495(a)
                        under the Securities Act of 1933

                            SERVICE CLASS PROSPECTUS
                            ------------------------

                            RESERVE MONEY MARKET FUND
                             CORE FIXED INCOME FUND
                                CORE EQUITY FUND
                            BLENDED TOTAL RETURN FUND


Part A                                               Prospectus Caption
------                                               ------------------
Item 1.    Cover Page.............................   Cover Page

Item 2.    Synopsis...............................   Fund Expenses; Fee Table

Item 3.    Condensed Financial
             Information..........................   Financial Highlights

Item 4.    General Description of
             Registrant...........................   The Funds; The
                                                     Investment Policies and
                                                     Practices of the Funds

Item 5.    Management of the Fund.................   Management of the Funds

Item 5A.   Management's Discussion of                Information contained in
             Fund Performance.....................   Annual Report

Item 6.    Capital Stock and Other
             Securities...........................   Dividends, Distributions
                                                     and Federal Income Tax;
                                                     Other Information

Item 7.    Purchase of Securities
             Being Offered........................   Fund Share Valuation;
                                                     Pricing and Purchase of
                                                     Fund Shares

Item 8.    Redemption or Repurchase...............   Redemption of Fund
                                                     Shares

Item 9.    Legal Proceedings......................   Not Applicable

                                 IBJ FUNDS TRUST

                       Registration Statement on Form N-1A

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 495(a)
                        under the Securities Act of 1933

                            PREMIUM CLASS PROSPECTUS
                            ------------------------

                            RESERVE MONEY MARKET FUND
                             CORE FIXED INCOME FUND
                                CORE EQUITY FUND
                            BLENDED TOTAL RETURN FUND


Part A                                               Prospectus Caption
------                                               ------------------
Item 1.     Cover Page............................   Cover Page

Item 2.     Synopsis..............................   Fund Expenses; Fee Table

Item 3.     Condensed Financial
              Information.........................   Financial Highlights

Item 4.     General Description of
              Registrant..........................   The Funds; The
                                                     Investment Policies and
                                                     Practices of the Funds

Item 5.     Management of the Fund................   Management of the Funds

Item 5A.    Management's Discussion of               Information contained in
              Fund Performance....................   Annual Report

Item 6.     Capital Stock and Other
              Securities..........................   Dividends, Distributions
                                                     and Federal Income Tax;
                                                     Other Information

Item 7.     Purchase of Securities
              Being Offered.......................   Fund Share Valuation;
                                                     Pricing and Purchase of
                                                     Fund Shares

Item 8.     Redemption or Repurchase..............   Redemption of Fund
                                                     Shares

Item 9.     Legal Proceedings.....................   Not Applicable

                            RESERVE MONEY MARKET FUND
                             CORE FIXED INCOME FUND
                                CORE EQUITY FUND
                            BLENDED TOTAL RETURN FUND

                                                     Statement of Additional
Part B                                               Information Caption
------                                               -------------------

Item 10.    Cover Page............................   Cover Page

Item 11.    Table of Contents.....................   Table of Contents

Item 12.    General Information and
              History.............................   Not Applicable

Item 13.    Investment Objective and
              Policies............................   Investment Policies;
                                                     Investment Restrictions

Item 14.    Management of the
              Registrant..........................   Management

Item 15.    Control Persons and Principal
              Holders of Securities...............   Management

Item 16.    Investment Advisory and
              Other Services......................   Management; Custodian;
                                                     Independent Accountants

Item 17.    Brokerage Allocation..................   Portfolio Transactions

Item 18.    Capital Stock and Other
              Securities..........................   Other Information:
                                                     Capitalization

Item 19.    Purchase, Redemption and
              Pricing of Securities
              Being Offered.......................   Pricing and Purchase of
                                                     Fund Shares (Part A);
                                                     Redemption of Fund
                                                     Shares (Part A);
                                                     Determination of Net
                                                     Asset Value

Item 20.    Tax Status............................   Taxation

Item 21.   Underwriters...........................   Management

Item 22.   Calculation of Performance
             Data.................................   Yield and Performance
                                                     Information

Item 23.   Financial Statements...................   Financial Statements

                                IBJ FUNDS TRUST

    Blended Total Return Fund (formerly the Growth and Income Fund) (the "Fund")
       Supplement Dated March 28, 1997 to Prospectus Dated March 28, 1997


      The following is a supplement to the Fund's Prospectus dated March 28, 1997. The supplement should be read in conjunction with the Prospectus.

      Prior to June 15, 1997, with respect to the Blended Total Return Fund a minimum of 65% of the debt market portion of the portfolio will be invested in securities rated "A" or better by a NRSRO or, if unrated, determined by the adviser to be of comparable quality. Following June 15, 1997, the Blended Total Return Fund will follow the credit quality standards described in the prospectus to which this supplement relates.

      This supplement should be discarded following June 15, 1997.

                                 IBJ FUNDS TRUST

                                3435 Stelzer Road
                              Columbus, Ohio 43219

--------------------------------------------------------------------------------
                 GENERAL AND ACCOUNT INFORMATION: (800) 99-IBJFD

--------------------------------------------------------------------------------
                            SERVICE CLASS PROSPECTUS

              IBJ SCHRODER BANK & TRUST COMPANY--INVESTMENT ADVISER
                            ("IBJS" OR THE "ADVISER")

                           BISYS FUND SERVICES LIMITED
                           PARTNERSHIP--ADMINISTRATOR
                          AND SPONSOR ("ADMINISTRATOR"
                             OR "SPONSOR") IBJ FUNDS
                                  DISTRIBUTOR,
                                INC.--DISTRIBUTOR

                               (THE "DISTRIBUTOR")

--------------------------------------------------------------------------------
This Prospectus describes four funds, a money market fund (the "Money Market Fund") and three non money market funds (the "Non Money Market Funds") (collectively, the "Funds"), all of which are managed by IBJS. The Funds and their investment objectives are:

         O THE RESERVE MONEY MARKET FUND SEEKS TO PROVIDE INVESTORS WITH CURRENT INCOME, LIQUIDITY AND THE MAINTENANCE OF A STABLE $1.00 NET ASSET VALUE BY INVESTING IN HIGH QUALITY, SHORT-TERM OBLIGATIONS.

         O THE CORE FIXED INCOME FUND (FORMERLY, THE BOND FUND) SEEKS TO PROVIDE INVESTORS WITH A HIGH LEVEL OF TOTAL RETURN BY INVESTING IN DEBT MARKET SECURITIES.

         O THE CORE EQUITY FUND SEEKS TO PROVIDE INVESTORS WITH LONG-TERM CAPITAL APPRECIATION.

         O   THE  BLENDED  TOTAL  RETURN FUND  (FORMERLY,  THE GROWTH AND INCOME
             FUND)   SEEKS  TO  PROVIDE   INVESTORS   WITH   LONG-TERM   CAPITAL
             APPRECIATION AND CURRENT INCOME FOR A HIGH TOTAL RETURN BY INVESTING IN A BALANCE OF EQUITIES AND DEBT MARKET SECURITIES.


This Prospectus describes only the "Service Class" of each Fund which only certain institutional and other investors are qualified to purchase. Each Fund also offers a Premium Class of shares. See "Other Information--Capitalization". The Funds are separate investment funds of IBJ Funds Trust (the "Trust"), a Delaware business trust and registered management investment company.


AN INVESTMENT IN SHARES OF THE TRUST IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE RESERVE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, IBJS, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY, AND MAY INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING IN ANY OF THE FUNDS AND SHOULD BE READ AND RETAINED FOR INFORMATION ABOUT EACH FUND.

A Statement of Additional Information (the "SAI"), dated March 28, 1997, containing additional and more detailed information about the Funds has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Funds at the address and information numbers printed above.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
       AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
              COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                  THIS PROSPECTUS. ANY REPRESENTATION TO THE
                       CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
March 28, 1997.

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Highlights ............................................................      1
Fund Expenses .........................................................      5
Fee Table .............................................................      5
Financial Highlights ..................................................      7
The Investment Policies and
  Practices of the Funds ..............................................      8
Management of the Funds ...............................................     13
Fund Share Valuation ..................................................     15
Pricing and Purchase of Fund Shares ...................................     16
Minimum Purchase Requirements .........................................     17
Individual Retirement Accounts ........................................     17
Exchange of Fund Shares ...............................................     17
Redemption of Fund Shares .............................................     18
Dividends, Distributions and Federal Income Tax .......................     20
Investment Restrictions ...............................................     22
Risks of Investing in the Funds .......................................     22
Other Information .....................................................     23
Appendix ..............................................................      i

                                   HIGHLIGHTS

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

     This Prospectus describes four funds, one money market fund and three non-money market funds (collectively, the "Funds"), all of which are managed by IBJS. Each Fund has a distinct investment objective and policies.

MONEY MARKET FUND:

     RESERVE MONEY MARKET FUND. The investment objectives of the Reserve Money Market Fund are current income, liquidity and the maintenance of a stable $1.00 net asset value per share by investing in high quality, U.S. dollar-denominated short-term obligations which are determined by the investment adviser to present minimal credit risks.

     The Reserve Money Market Fund may invest in obligations permitted to be purchased under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act") including, but not limited to, (1) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (2) commercial paper, loan participation interests, medium-term notes, asset-backed securities and other promissory notes, including floating or variable rate obligations; (3) domestic, Yankee dollar and Eurodollar certificates of deposit, time deposits, money market accounts, bankers' acceptances, commercial paper, bearer deposit notes and other promissory notes, including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies; and (4) repurchase agreements with respect to (1)--(3) above. The Reserve Money Market Fund will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs") such as "A-1" by Standard & Poor's Corporation ("S&P") and "P-1" by Moody's Investors Service, Inc. ("Moody's"); (2) are single rated and have received the highest short-term rating by a NRSRO; or (3) are unrated, but are determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board. The Reserve Money Market Fund may also purchase securities on a "when-issued" basis and purchase or sell them on a "forward commitment" basis.

     The Reserve Money Market Fund may also invest in variable amount master demand obligations which are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate. Because master demand obligations are direct lending arrangements between the Reserve Money Market Fund and the issuer, they are not normally traded. There is no secondary market for the notes; however, the period of time remaining until payment of principal and accrued interest can be recovered under a variable amount master demand obligation generally shall not exceed seven days. To the extent this period is exceeded, the obligation in question would be considered illiquid. Issuers of variable amount master demand obligations must satisfy the same criteria as set forth for other promissory notes (e.g., commercial paper). The Reserve Money Market Fund will invest in variable amount master demand obligations only when such obligations are determined by the Adviser, pursuant to guidelines established by the Board of Trustees, to be of comparable quality to rated issuers or instruments eligible for investment by the Reserve Money Market Fund. In determining weighted average dollar portfolio maturity, a variable amount master demand obligation will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the interest rate or the period of time remaining until the principal amount can be recovered from the issuer on demand.

AMORTIZED COST METHOD OF VALUATION FOR THE MONEY MARKET FUND

     Portfolio investments of the Money Market Fund are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the 1940 Act. Obligations in which the Money Market Fund invests have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The weighted average dollar portfolio maturity of the Money Market Fund will not exceed 90 days. See "Determination of Net Asset Value" in the SAI for an explanation of the amortized cost valuation method.

NON-MONEY MARKET FUNDS:

     CORE FIXED INCOME FUND. The investment objective of the Core Fixed Income Fund is to provide a high total return (appreciation plus current income) by investing at least 65% of its total assets in bonds such as U.S. Government securities, corporate bonds, asset-backed securities (including mortgage-backed securities), savings and loan and U.S. and foreign bank obligations, commercial paper, and related repurchase agreements. A minimum of 65% of the portfolio will be invested in securities rated "A" or better by a NRSRO, or if unrated, determined by the Adviser to be of comparable quality. The Fund may also invest in convertible securities, preferred stocks and debt of foreign governments or corporations. Interest rate futures and/or options and options on interest rate futures may be used to hedge the portfolio against reinvestment and interest rate risk when deemed necessary. For purposes of this Fund, a "bond" is defined as a debt instrument with a fixed interest rate. The Fund may hold cash reserves if it is believed advisable for temporary defensive or emergency purposes. The Fund has no limitation as to average maturity or maturity of individual securities.

     CORE EQUITY FUND. The objective of the Core Equity Fund is to seek long-term capital appreciation through investment in a diversified portfolio of common stock (and securities convertible into common stock) of publicly traded, established companies. At least 65% of the Fund's total assets will consist of common stocks of publicly traded U.S. companies, convertible securities, preferred stocks of U.S. companies, equity securities of foreign companies if those securities are traded "over-the-counter" typically through the NASDAQ system, American Depository Receipts ("ADRs"), and warrants of U.S. companies. Each stock that is purchased will be selected on the weight of available evidence, including but not limited to: (1) the company's fundamental business outlook and competitive position, (2) the valuation of the security relative to its own historical norms, to the industry in which the company competes, and to the market as a whole, and (3) the momentum of earnings growth expected to be generated by the company. IBJS will seek to control performance risk in two ways: (1) relative to the market, by diversifying investments across economic sectors and amongst small-, medium-, and large-capitalization companies, and (2) by increasing the level of money market reserves and/or employing hedging vehicles (futures and/or options) when risks of a substantial stock market correction have risen to levels where such action appears warranted. In addition, assets may be held in debt securities (it is the Fund's current intention to restrict these debt securities to those rated in the top three quality categories by Moody's or S&P or determined to be of equivalent quality by IBJS), cash or cash equivalents, U.S. Government securities, or nonconvertible preferred stock. The Fund may invest up to 25% of its total assets in investment grade debt obligations. Under normal market conditions, the Fund will not hold more than 20% of its total assets in the form of cash or cash equivalents at any given time except for temporary defensive purposes.

     BLENDED TOTAL RETURN FUND. The objective of the Blended Total Return Fund is to provide investors with long-term capital appreciation and current income for high total return by investing in a balance of equities and debt market securities.


     The debt market portion of the Fund will invest in fixed income securities such as U.S. Government securities, corporate bonds, asset-backed securities (including mortgage-backed securities), savings and loan and U.S. and foreign bank obligations, commercial paper, and related repurchase agreements, convertible securities, preferred stocks and debt of foreign governments or corporations. The Fund is permitted to invest in below-investment grade (high-yield) bonds, but will always maintain an investment grade weighted average rating on the fixed income portion of the portfolio. Interest rate futures and/or options and options on interest rate futures may be used to hedge the portfolio against reinvestment and interest rate risk when deemed necessary. The Fund has no limitation as to average maturity or maturity of individual securities.


     The equity portion of the Fund will invest in common stocks of publicly traded U.S. companies, convertible securities, preferred stocks of U.S. companies, securities of foreign companies if those securities are traded "over-the-counter" typically through the NASDAQ system, American Depository Receipts ("ADRs"), and warrants of U.S. companies. Each stock that is purchased will be selected on the weight of available evidence, including but not limited to: (1) the company's fundamental business outlook and competitive position, (2) the valuation of the security relative to its own historical norms, to the industry in which the company competes, and to the market as a whole, and (3) the momentum of earnings growth expected to be generated by the company. IBJS will seek to control performance risk in two ways: (1) relative to the market, by diversifying investments across economic sectors and amongst small-, medium-, and large-capitalization companies, and (2) by increasing the level of money market reserves and/or employing hedging vehicles (futures and/or options) when risks of a substantial stock market correction have risen to levels where such action appears warranted.

     The Fund will generally invest 30-70% of its total assets in equity securities and the remaining 30-70% in debt market securities. The Fund will not hold more than 20% of its total assets in the form of cash or cash equivalents at any given time except for temporary defensive purposes.

SHORT-TERM TRADING FOR THE CORE EQUITY FUND AND BLENDED TOTAL RETURN FUND

     Under certain market conditions, both the Core Equity Fund and the Blended Total Return Fund may seek profits by short-term trading. The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the number of securities owned by a Fund is known as "portfolio turnover". To the extent short-term trading strategies are used, a Fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable capital gains.

RISKS OF INVESTING IN THE FUNDS

     The Money Market Fund attempts to maintain the value of its shares at a constant $1.00 share price, although there can be no assurance that the Money Market Fund will always be able to do so. The Money Market Fund may not achieve as high a level of current income as other funds that do not limit their investments to the high quality securities in which the Money Market Fund invests.

     The price per share of the Non-Money Market Funds will fluctuate with changes in value of the investments held by each Fund. Additionally, there can be no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of securities. Such risks include the sensitivity of the cash flows and yields of separately traded interest and principal components of obligations to the rate of principal payments (including prepayments). With respect to mortgage-backed securities, risks include a similar sensitivity to the rate of prepayments in that, although the value of fixed-income securities generally increases during periods of falling interest rates as a result of prepayments and other factors, this is not always the case with respect to mortgage-backed securities. Asset-backed securities involve the risk that such securities do not usually have the benefit of a complete security interest in the related collateral. Positions in options, futures and options on futures involve the risks that such options and futures may fail as hedging techniques, that the loss from investing in futures transactions is potentially unlimited and that closing transactions may not be effected where a secondary liquid market does not exist. Further, investment in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. issuers. Bonds involve the risk that their price will decrease if interest rates increase.

MANAGEMENT OF THE FUNDS

     IBJS acts as investment adviser to all of the Funds. For its services, IBJS receives a fee from each Fund based upon each Fund's average daily net assets. See "Fee Table" and "Management of the Funds" in this Prospectus.

     BISYS Fund Services Limited Partnership acts as administrator and sponsor to the Funds. For its services, BISYS Fund Services Limited Partnership receives a fee from the Funds based on each Fund's average daily net assets. See "Management of the Funds" in this Prospectus.

GUIDE TO INVESTING IN THE IBJ FAMILY OF FUNDS

     PURCHASE ORDERS FOR THE MONEY MARKET FUND RECEIVED BY 12:00 NOON EASTERN TIME WILL BECOME EFFECTIVE THAT DAY. PURCHASE ORDERS FOR ALL OTHER FUNDS RECEIVED BY YOUR IBJS REPRESENTATIVE IN "GOOD ORDER" PRIOR TO 4:00 P.M., EASTERN TIME, AND TRANSMITTED TO THE DISTRIBUTOR PRIOR TO 4:00 P.M. EASTERN TIME, WILL BECOME EFFECTIVE THAT DAY.

             o  Minimum Initial Investment............................   $1,000
             o  Minimum Initial Investment for IRAs...................    $ 250
             o  Minimum Subsequent Investment.........................     $ 50

     THE FUNDS ARE PURCHASED AT NET ASSET VALUE.

     SHAREHOLDERS MAY EXCHANGE SHARES BETWEEN FUNDS IN THE TRUST BY TELEPHONE OR MAIL. EXCHANGES MAY NOT BE EFFECTED BY FACSIMILE.

             o  Minimum initial exchange..............................     $500
                (MINIMUM FOR SUBSEQUENT EXCHANGES)

     Shareholders may redeem shares by telephone, mail or wire. Shares may not be redeemed by facsimile.

            o If a redemption request is received by 12:00 noon Eastern time, proceeds for the Reserve Money Market Fund will be transferred to a designated account that day.

            o The Funds reserve the right to redeem upon not less than 30 days' notice all shares in a Fund's account which have an aggregate value of $500 or less.

     (Redemption by telephone and wire is not available for IRAs and trust relationships of IBJS.)

     ALL DIVIDENDS AND DISTRIBUTIONS WILL BE AUTOMATICALLY PAID IN ADDITIONAL SHARES AT NET ASSET VALUE OF THE APPLICABLE FUND UNLESS CASH PAYMENT IS REQUESTED.

            o Distributions for the Core Equity Fund are paid at least once annually, distributions for the Blended Total Return Fund are paid quarterly and distributions for the other Funds are paid monthly.

                                  FUND EXPENSES

     The following expense table lists the costs and expenses that an investor in the Service Class of shares will incur either directly or indirectly as a shareholder of a Fund. The information is based upon expenses incurred during the fiscal year ended November 30, 1996. Shareholders in the Premium Class of Shares may be subject to an additional 12b-1 fee up to 0.35% of average daily net assets and a shareholder servicing charge of up to 0.50% of average daily net assets. See "Other Information--Capitalization."

                                    FEE TABLE

                                                                 RESERVE       CORE                   BLENDED
                                                                  MONEY        FIXED       CORE        TOTAL
                                                                 MARKET       INCOME       EQUITY      RETURN
                                                                  FUND         FUND        FUND         FUND
                                                                -------       -----        -----       -------
   Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price)....................      None         None         None        None
   Maximum Sales Load Imposed on Reinvested
     Dividends (as a percentage of offering price) .........      None         None         None        None
   Deferred Sales Load (as a percentage of
     redemption proceeds) ..................................      None         None         None        None
   Redemption Fees..........................................      None         None         None        None
   Exchange Fees............................................      None         None         None        None

   ANNUAL FUND OPERATING EXPENSES
     (as a percentage of average net assets)
   Management Fees2 (after waiver)..........................      0.00%        0.40%        0.50%       0.50%
   12b-1 Fees...............................................      None         None         None        None
   Other Expenses+ .........................................      0.65%        0.72%        0.39%       0.49%
                                                                  ----         ----         ----        ----
   Total Portfolio Operating Expenses (after waiver)1,2 ....      0.65%        1.12%        0.89%       0.99%
                                                                  ====         ====         ====        ====

-------

1 Shareholders may be charged a wire redemption fee by their bank for receiving a wire payment on their behalf.

2 Reflects advisory fees net of fees waived as a result of a voluntary waiver by the Adviser. Absent such waiver the Management Fees for the Reserve Money Market Fund, the Fixed Income Fund, the Core Equity Fund and the Blended Total Return Fund are 0.35%, 0.50%, 0.60% and 0.60%, respectively, and the Total Portfolio Operating Expenses of the Reserve Money Market Fund, the Fixed Income Fund, the Core Equity Fund and the Blended Total Return Fund are 1.00%, 1.22%, 0.99% and 1.09%, respectively.

+    Includes a $15 per account fee per year for transfer agency functions.

     The purpose of this table is to assist a shareholder in the Service Class of shares in understanding the various costs and expenses that an investor in the Funds will bear.

Example:*

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:

                                         RESERVE     CORE              BLENDED
                                           MONEY    FIXED     CORE      TOTAL
                                          MARKET    INCOME    EQUITY    RETURN
                                           FUND      FUND      FUND      FUND
                                           ------    ----      ----      ----
1 year ..............................      $  7      $ 11      $  9      $ 10
3 years .............................      $ 21      $ 36      $ 28      $ 32
5 years .............................      $ 36      $ 62      $ 49      $ 55
10 years ............................      $ 81      $136      $110      $121
-----------
* This example should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return; actual return may be greater or less than the assumed amount.

                              FINANCIAL HIGHLIGHTS

     The financial data shown below is to assist investors in evaluating the performance of the Funds since February 1, 1995 (commencement of operations) through November 30, 1996. The financial highlights for the periods indicated have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon appears in the Statement of Additional Information (the "SAI"). The financial statements and related notes are included in the SAI.


                                                   RESERVE MONEY                   CORE FIXED INCOME
                                                    MARKET FUND                          FUND
                                          -------------------------------  -------------------------------
                                          FOR THE YEAR     FOR THE PERIOD   FOR THE YEAR   FOR THE PERIOD
                                             ENDED       FEBRUARY 1, 1995**   ENDED      FEBRUARY 1, 1995**
                                           NOVEMBER 30,   TO NOVEMBER 30,   NOVEMBER 30,   TO NOVEMBER 30,
                                               1996            1995            1996             1995
                                          -------------  -----------------  ------------  -----------------
Net  Asset Value, Beginning of Period.......   $1.00           $1.00          $10.72           $10.00
                                               -----           -----          ------           ------
Income from Investment Operations:

  Net investment income.....................    0.05            0.04            0.54             0.48
  Net realized and unrealized
    gain/(loss) on investments..............    0.00            0.00           (0.12)            0.72
                                               -----           -----          ------           ------
  Total from Investment Operations..........    0.05            0.04            0.42             1.20
Less Distributions:
  Dividends from net investment income......   (0.05)          (0.04)          (0.54)           (0.48)
Distributions from net realized
  capital gains.............................      --              --           (0.38)              --
                                               -----           -----          ------           ------
Total Distributions.........................   (0.05)          (0.04)          (0.92)           (0.48)
Net Asset Value, End of Period..............   $1.00           $1.00          $10.22           $10.72
                                               =====           =====          ======           ======
Total Return................................    4.88%           4.55%           4.25%           12.28%
Net Assets, End of Period (in thousands).... $34,269         $28,943         $27,768          $26,849
Ratios to average net assets of:

  Net investment income.....................    4.82%           5.40%*          5.07%            5.59%*
  Expenses before waivers/reimbursements....    0.95%*          0.92%*          1.22%*           1.22%*
  Expenses net waivers/reimbursements.......    0.65%*          0.64%*          1.12%*           1.12%*
Portfolio Turnover Rate.....................     N/A             N/A             160%             297%
Average Commission Rate.....................      --              --              --               --




                                                   CORE EQUITY FUND             BLENDED TOTAL RETURN FUND
                                           ------------------------------   -------------------------------
                                           FOR THE YEAR  FOR THE PERIOD    FOR THE YEAR  FOR THE PERIOD
                                                ENDED    FEBRUARY 1, 1995**    EMDED     FEBRUARY 1, 1995**
                                             NOVEMBER 30,  TO NOVEMBER 30,   NOVEMBER 30,  TO NOVEMBER 30,
                                                 1996           1995             1996            1995
                                           ------------- ----------------  -------------- ----------------
Net  Asset Value, Beginning of Period.......    $12.97         $10.00           $11.79          $10.00
                                                ------         ------           ------          ------
Income from Investment Operations:

  Net investment income.....................      0.14           0.13             0.34            0.31
  Net realized and unrealized
    gain/(loss) on investments..............      2.90           2.84             1.26            1.79
                                                ------         ------           ------          ------
  Total from Investment Operations..........      3.04           2.97             1.60            2.10
Less Distributions:
  Dividends from net investment income......     (0.19)          0.00            (0.36)          (0.31)
Distributions from net realized
  capital gains.............................     (0.45)            --            (0.27)             --
                                                ------         ------           ------          ------
Total Distributions.........................     (0.64)            --            (0.63)          (0.31)
Net Asset Value, End of Period..............    $15.37         $12.97           $12.76          $11.79
                                                ======         ======           ======          ======
Total Return................................     24.61%         29.70%           14.08%          20.82%
Net Assets, End of Period (in thousands)....   $93,640        $86,596          $64,232         $50,583
Ratios to average net assets of:

  Net investment income.....................      0.93%          1.29%*           2.98%           3.04%*

Expenses before waivers/reimbursements....        0.99%          0.99%*           1.09%           1.15%*

  Expenses net waivers/reimbursements.......      0.89%          0.89%*            .99%           1.05%*
Portfolio Turnover Rate.....................        27%            37%              77%             78%
Average Commission Rate.....................   $0.0776             --          $0.0789              --

-----------------

+ Per share amounts based on the average number of shares outstanding during the period February 1, 1995 (Commencement of Operations) to November 30, 1995.


*    Annualized.

**   Commencement of Operations.

               THE INVESTMENT POLICIES AND PRACTICES OF THE FUNDS

     Each Fund is a separate investment fund or portfolio, commonly known as a mutual fund. The Funds are portfolios of a Delaware business trust, IBJ Funds Trust, organized under the laws of Delaware as an open end, management investment company. The Trust's Board of Trustees oversees the overall management of the Funds and elects the officers of the Trust.

         o The investment objective of the Reserve Money Market Fund is to provide investors with current income, liquidity and the maintenance of a stable $1.00 net asset value by investing in high quality, short-term obligations.

         o The investment objective of the Core Fixed Income Fund is to provide investors with a high level of total return by investing in debt market securities.

         o The investment objective of the Core Equity Fund is to provide investors with long-term capital appreciation.

         o The investment objective of the Blended Total Return Fund is to provide investors with long-term capital appreciation and current income for a high total return by investing in a balance of equities and debt market securities.

     Each Fund follows its own investment objectives and policies, including certain investment restrictions. The SAI contains specific investment restrictions which govern the Funds' investments. Those restrictions and the Funds' investment objectives are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the affected Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental and may change solely with Board of Trustees approval.

     The Adviser selects investments and makes investment decisions based on the investment objective and policies of each Fund. The following is a description of securities and investment practices.

     U.S. TREASURY OBLIGATIONS (ALL FUNDS). The Funds may invest in U.S. Treasury obligations, which are backed by the full faith and credit of the United States Government as to the timely payment of principal and interest. U.S. Treasury obligations consist of bills, notes, and bonds and separately traded interest and principal component parts of such obligations known as STRIPS which generally differ in their interest rates and maturities. U.S. Treasury bills, which have maturities of up to one year, notes, which have original maturities ranging from one year to 10 years, and bonds, which have original maturities of 10 to 30 years, are direct obligations of the United States Government. The Funds may invest in privately placed U.S. Treasury obligations.

     U.S. GOVERNMENT SECURITIES (ALL FUNDS). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government securities include debt securities issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies and instrumentalities. Some types of U.S. Government securities are supported by the full faith and credit of the United States Government or U.S. Treasury guarantees, such as mortgage-backed certificates guaranteed by the Government National Mortgage Association ("GNMA"). Other types of U.S. Government securities, such as obligations of the Student Loan Marketing Association, provide recourse only to the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States Government, the investor must look to the agency issuing or guaranteeing the obligation for ultimate repayment. The Funds may invest in privately placed U.S. Government Securities.

     COMMERCIAL PAPER (ALL FUNDS). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by both domestic and foreign bank holding companies, corporations and financial institutions and United States Government agencies and instrumentalities (but only includes taxable securities). All commercial paper purchased by the Funds is, at the time of investment, rated in one of the top two rating categories of at least one NRSRO, or if not rated is, in the opinion of the Adviser, of an investment quality comparable to rated commercial paper in which the Funds may invest, or, with respect to the Reserve Money Market Fund, (i) rated "P-1" by Moody's and "A-1" or better by S&P or in a comparable rating category by any two NRSROs that have rated the commercial paper or (ii) rated in a comparable category by only one such organization if it is the only organization that has rated the commercial paper.

     CORPORATE DEBT SECURITIES (ALL FUNDS). These Funds may purchase corporate debt securities, subject to the rating and quality requirements specified with respect to each Fund as set forth in "Highlights--Investment Objectives and Policies" in this Prospectus. The Funds may invest in both rated commercial paper and rated corporate debt obligations of foreign issuers that meet the same quality criteria applicable to investments by the Funds in commercial paper and corporate debt obligations of domestic issuers.

     MORTGAGE-RELATED SECURITIES (ALL FUNDS). These Funds are permitted to invest in mortgage-related securities, subject to the rating and quality requirements specified for debt securities with respect to each such Fund in "Highlights--Investment Objectives and Policies" in this Prospectus. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate or other similar models that are standard in the industry will be used by the Funds in calculating maturity for purposes of investment in mortgage-related securities. A rise in interest rates will also likely increase inherent volatility of these securities as lower than estimated prepayment rates will alter the expected life of the securities to effectively convert short-term investments into long-term investments.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported in various forms of insurance or guarantees issued by governmental entities.

     Collateralized Mortgage Obligations ("CMOs") are hybrid instruments with characteristics and risks of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate. Certain CMOs have recently posed liquidity problems in changing rate environments.

     ASSET-BACKED SECURITIES (ALL FUNDS). These Funds are permitted to invest in asset-backed securities, subject to the rating and quality requirements for debt securities specified with respect to each such Fund in "Highlights--Investment Objectives and Policies" in this Prospectus. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Funds' investment objectives, policies and quality standards, a Fund may invest in these and other types of asset-backed securities which may be developed in the future.

     Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability of the Fund, as an investor, to obtain full payment in the event of default or insolvency. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee. With respect to asset-backed securities arising from secured debt (such as automobile receivables), there is a risk that parties other than the originator and servicer of the loan may acquire a security interest superior to that of the securities holders.

     COMMON STOCKS (CORE FIXED INCOME FUND, CORE EQUITY FUND AND BLENDED TOTAL RETURN FUND). Common stock represents the residual ownership interest in the issuer after all of its obligations and preferred stocks are satisfied. Common stock fluctuates in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market volatility.

     PREFERRED STOCKS (CORE FIXED INCOME FUND, CORE EQUITY FUND AND BLENDED TOTAL RETURN FUND). Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

     AMERICAN DEPOSITORY RECEIPTS (CORE FIXED INCOME FUND, CORE EQUITY FUND AND BLENDED TOTAL RETURN FUND). American Depository Receipts ("ADRs") are U.S. dollar-denominated receipts generally issued by domestic banks, which evidence the deposit with the bank of a foreign issuer and which are publicly traded on exchanges or over-the-counter in the United States.

     These Funds may each invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The Company issuing the stock underlying the ADR pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

     In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports. In addition, with respect to all ADRs there is always the risk of loss due to currency fluctuations.

     Investments in ADRs involve certain risks not typically involved in purely domestic investments, including future foreign political and economic developments, and the possible imposition of foreign governmental laws or restrictions applicable to such investments. Securities of foreign issuers through ADRs are subject to different economic, financial, political and social factors. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect the value of the particular ADR. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. companies.

     INVESTMENT IN FOREIGN SECURITIES (ALL FUNDS). These Funds may each invest in securities of foreign governmental and private issuers. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in securities of issuers located in those countries. These investments must be U.S. dollar-denominated with respect to the Reserve Money Market Fund.

     CONVERTIBLE AND EXCHANGEABLE SECURITIES (CORE FIXED INCOME FUND, CORE EQUITY FUND AND BLENDED TOTAL RETURN FUND). These Funds are permitted to invest in convertible and exchangeable securities, subject to the rating and quality requirements specified with respect to equity securities for the Core Equity Fund in "Highlights--Investment Objectives and Policies" in this Prospectus. Convertible securities generally offer fixed interest or dividend yields and may be converted either at a stated price or stated rate for common or preferred stock. Exchangeable securities may be exchanged on specified terms for common or preferred stock. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible or exchangeable securities tends to vary with fluctuations in the market value of the underlying common or preferred stock. Debt securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to senior debt of the issuer. The Funds may invest in convertible securities rated below investment grade.

     DOMESTIC AND FOREIGN BANK OBLIGATIONS (ALL FUNDS). These obligations include but are not restricted to certificates of deposit, commercial paper, Yankee certificates of deposit, bankers' acceptances, Eurodollar certificates of deposit and time deposits, promissory notes and medium term deposit notes. The Funds will not invest in any obligations of their affiliates, as defined under the 1940 Act.

     Each Fund limits its investment in United States bank obligations to obligations of United States banks (including foreign branches). Each Fund limits its investment in foreign bank obligations to United States dollar-denominated obligations of foreign banks (including United States branches of foreign banks) which in the opinion of the Adviser, are of an investment quality comparable to obligations of United States banks which may be purchased by the Funds. There is no limitation on the amount of the Funds' assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

     Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Investments in fixed time deposits subject to withdrawal penalties maturing from two days through seven days may not exceed 15% of the value of the net assets of the Non-Money Market Funds and 10% of the value of the net assets of the Money Market Fund.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. In that connection, foreign banks are not subject to examination by any United States Government agency or instrumentality.

     Investments in Eurodollar and Yankee dollar obligations involve additional risks. Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

     ZERO COUPON SECURITIES (ALL FUNDS). The Funds may invest in zero coupon securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. Although zero coupon securities do not pay interest to holders prior to maturity, federal income tax law requires a Fund to recognize as interest income a portion of the security's discount each year and that this income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in a Fund elect to receive their dividends in cash rather than reinvest such dividends in additional shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

     VARIABLE RATE DEMAND OBLIGATIONS (ALL FUNDS). Variable rate demand obligations have a maturity of 397 days or less with respect to the Money Market Fund or generally five to twenty years with respect to the Non-Money Market Funds, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. Generally, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day maturity. The remarketing agent is typically a financial intermediary that has agreed to perform these services. Variable rate master demand obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Funds, as lender, and the borrower. Because the obligations are direct lending arrangements between the Funds and the borrower, they will not generally be traded, and there is no secondary market for them, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The borrower also may prepay up to the full amount of the obligation without penalty. While master demand obligations, as such, are not typically rated by credit rating agencies, if not so rated, a Fund may, under its minimum rating standards, invest in them only if, in the opinion of the Adviser, they are of an investment quality comparable to other debt obligations in which the Funds may invest and are within the credit quality policies, guidelines and procedures established by the Board of Trustees. See "Investment Policies" in the SAI for further details on variable rate demand obligations and variable rate master demand obligations.

     OTHER MUTUAL FUNDS (ALL FUNDS). Each Fund may invest in shares of other open-end, management investment companies, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment, provided that any such purchases will be limited to shares of unaffiliated investment companies. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory and administrative fees.

     "WHEN-ISSUED" AND "FORWARD COMMITMENT" TRANSACTIONS (ALL FUNDS). The Funds may purchase securities on a when issued and delayed delivery basis and may purchase or sell securities on a forward commitment basis. When issued or delayed delivery transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment transaction is an agreement by a Fund to purchase or sell securities at a specified future date. When a Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When issued and delayed delivery transactions and forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by a Fund until it receives payment or delivery from the other party to the transaction. A separate account containing only liquid assets equal to the value of purchase commitments will be maintained with the Funds' custodian until payment is made.

     LOANS OF PORTFOLIO SECURITIES (ALL FUNDS). To increase current income, each Fund may lend its portfolio securities in an amount up to 331/3% of each such Fund's total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned. For further information, see "Investment Policies" in the SAI.

     REPURCHASE AGREEMENTS (ALL FUNDS). The Funds may enter into repurchase agreements with any bank and broker-dealer which, in the opinion of the Trustees, presents a minimum risk of bankruptcy. Under a repurchase agreement a Fund acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed upon yield. The agreements will be fully collateralized and the value of the collateral, including accrued interest, marked-to-market daily. The agreements may be considered to be loans made by the purchaser, collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, a Fund may experience a loss of income from the loaned securities and a decrease in the value of any collateral, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of securities. The Money Market Fund may not invest more than 10% and the Non-Money Market Funds may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven business days and in securities for which market quotations are not readily available. For more information about repurchase agreements, see "Investment Policies" in the SAI.

     PORTFOLIO TURNOVER. The Funds generally will not engage in the trading of securities for the purpose of realizing short-term profits, but each Fund will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions or fluctuations in interest rates to accomplish its respective investment objective. For example, each Fund may sell portfolio securities in anticipation of an adverse market movement. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if a Fund considers it advantageous to purchase or sell securities. The Funds do not anticipate that the respective annual portfolio turnover rates will exceed the following: Core Fixed Income Fund, 350%; Core Equity Fund, 200%; Blended Total Return Fund, 280%. A high rate of portfolio turnover involves correspondingly greater transaction expenses than a lower rate, which expenses must be borne by each Fund and its shareholders. High portfolio turnover rates may also make it more difficult for the Funds to satisfy the requirement for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), that less than 30% of each Fund's gross income in any tax year be derived from gains on the sale of securities held for less than three months.

                             MANAGEMENT OF THE FUNDS

     The business and affairs of each Fund are managed under the direction of the Board of Trustees. Information about the Trustees, as well as the Trust's executive officers, may be found in the SAI under the heading "Management--Trustees and Officers."

THE ADVISER:            IBJ SCHRODER BANK & TRUST COMPANY

                        IBJ Schroder Bank & Trust Company ("IBJS") provides investment advisory services to the Funds pursuant to an Advisory Agreement with the Trust (the "Advisory Agreement"). Subject to such policies as the Trust's Board of Trustees may determine, IBJS makes investment decisions for the Funds. For the advisory services it provides to the Funds, IBJS may receive fees based on average daily net assets up to the following annualized rates for the Funds': Reserve Money Market Fund, 0.35%; Core Fixed Income Fund, 0.50%; Core Equity Fund, 0.60%; and Blended Total Return Fund, 0.60%.


                        Each of the portfolio managers listed below has significant experience in managing registered investment company portfolios similar to the Funds. Martin Liebgott, of IBJS, is responsible for the day-to-day management of the Reserve Money Market Fund and the Core Fixed Income Fund. Mr. Liebgott has been with IBJS since 1988 and was previously with Citibank, N.A. from 1966 to 1988. Christian Kaefer, Senior Investment Officer of IBJS, is responsible for the day-to-day management of the Core Equity Fund. Mr. Kaefer has been with IBJS since 1987 and was previously with Schroder Capital Management International from 1982 to 1987. James O'Mealia, Senior Portfolio Manager, has been affiliated with IBJS since October, 1996 and is responsible for the day-to-day management of the Blended Total Return Fund. Mr. O'Mealia was the Vice President in charge of New York Life Insurance Company's equity and high yield investments from 1989 to 1994, was Chief Operating Officer for McGlinn Capital Management in Wyomissing, PA from 1994 to 1995, and has served as the President of Sunnymeath Asset Management, Inc. since February, 1996.

                        Charles Porten, Chief Investment Officer of IBJS oversees the Funds' investments. Mr. Porten does not manage any particular portfolio but exercises general supervisory authority over all portfolio managers. Mr. Porten has been with IBJS since 1988 and was previously with Citibank, N.A. from 1978 to 1988.

                        IBJS, formed in 1929, provides banking, trust and investment services to individuals and institutions. It is 98.3% owned by The Industrial Bank of Japan, Limited (and 1.7% owned by Schroders Incorporated). IBJS acts as the investment adviser to a wide variety of trusts, individuals, institutions and corporations. Its investment management responsibilities, as of December 31, 1996, included accounts with aggregate assets of approximately $2.0 billion. The principal business address of IBJS is One State Street, New York, New York 10004. As of June 24, 1985, The Industrial Bank of Japan, Limited acquired its interest in J. Henry
                        Schroder Bank & Trust Company from Schroders Incorporated. The name of the bank was changed from J. Henry Schroder Bank & Trust Company to IBJ Schroder Bank & Trust Company, effective January 1, 1987. The Industrial Bank of Japan does not perform services for the Trust or any of the Funds.

            Based upon the advice of counsel, IBJS believes that the performance of investment advisory services for the Funds will not violate the Glass Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent IBJS from continuing to perform such services for the Funds. If IBJS were prohibited from acting as investment adviser to the Funds, it is expected that the Board of Trustees would recommend to shareholders approval of a new investment advisory agreement with another qualified investment adviser selected by the Board or that the Board would recommend other appropriate action.

THE SPONSOR AND DISTRIBUTOR

     IBJ Funds Distributor, Inc. acts as Sponsor of the Funds. IBJ Funds Distributor, Inc. is an affiliate of the Administrator of the Funds, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Administrator"). BISYS Fund Services and its affiliated companies, including BISYS Funds Services, Inc. are wholly owned by BISYS Group, Inc. ("BISYS"). BISYS, headquartered in Little Falls, New Jersey, supports more than 5,000 financial institutions and corporate clients through two strategic business units. BISYS Information Services Group provides image and data processing outsourcing, and pricing analysis to more than 600 banks nationwide. BISYS Investment Services Group designs, administers and distributes over 60 families of proprietary mutual funds consisting of more than 430 portfolios, and provides 401(k) marketing support, administration, and recordkeeping services in partnership with banking institutions and investment management companies. BISYS and its affiliates BISYS Fund Services and BISYS Fund Services, Inc. have their principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219. IBJ Funds Distributor, Inc. has its principal place of business at 125 West 55th Street, New York, New York 10019.

ADMINISTRATIVE SERVICES

     The Funds have also entered into an Administration Agreement with BISYS Fund Services pursuant to which BISYS Fund Services provides certain management and administrative services necessary for the Funds' operations including: (i) general supervision of the operation of the Funds including coordination of the services performed by the Funds' Advisers, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' Officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, BISYS Fund Services receives from each Fund a fee, payable monthly, at the annual rate of 0.15% of each Fund's average daily net assets.
Pursuant to a Transfer Agency Agreement between the Trust and BISYS Fund Services, Inc., BISYS Fund Services, Inc. assists the Trust with certain transfer and dividend disbursing agent functions and receives a fee of $15 per account per year plus out of pocket expenses. Pursuant to a Fund Accounting Agreement between the Trust and BISYS Fund Services, Inc., BISYS Fund Services, Inc. assists the Trust in calculating net asset values and provides certain other accounting services for each Fund described therein, for an annual fee of $30,000 per Fund plus out of pocket expenses.

OTHER EXPENSES

     Each Fund bears all costs of its operations other than expenses specifically assumed by BISYS, its affiliates or IBJS. The costs borne by the Funds include legal and accounting expenses; Trustees' fees and expenses; insurance premiums; custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Funds' portfolio securities; expenses of registering and qualifying the Funds' shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Funds' portfolio securities and pricing of the Funds' shares; expenses of maintaining the Funds' legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Each Fund bears its own expenses associated with its establishment as a series of the Trust; these expenses are amortized over a five year period from the commencement of a Fund's operations. See "Management" in the SAI. Trust expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among all of the Funds in the Trust in relation to the net assets of each Fund.

PORTFOLIO TRANSACTIONS

     Pursuant to the applicable Advisory Agreement, the Adviser places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Funds, the Adviser will seek the best available price and most favorable execution of the Funds' orders. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. Purchases and sales of securities are generally placed by the Adviser with broker dealers which, in the Adviser's judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. The Adviser may cause a Fund to pay commissions higher than another broker dealer would have charged if the Adviser believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Adviser. Broker dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of order, sale of Fund shares and research provided to the Adviser.

                              FUND SHARE VALUATION

     The net asset value per share of the Funds is calculated at 12:00 noon (Eastern time) for the Money Market Fund and at 4:00 p.m. (Eastern time) for each of the Non-Money Market Funds, Monday through Friday, on each day the New York Stock Exchange is open for trading, which excludes the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day; and the following additional business holidays for the Money Market Fund: Martin Luther King's Birthday, Columbus Day and Veterans Day. The net asset value per share of each Fund is computed by dividing the value of each Fund's net assets (i.e., the value of the assets less the liabilities) by the total number of such Fund's outstanding shares. All expenses, including fees paid to the Adviser and any BISYS affiliate, are accrued daily and taken into account for the purpose of determining the net asset value.

     Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Over the counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

     The Money Market Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. See the SAI for a more complete description of the amortized cost method.

                       PRICING AND PURCHASE OF FUND SHARES

     Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in "good order".

     The following purchase procedures do not apply to certain fund or trust accounts that are managed by IBJS. The customer should consult his or her trust administrator for proper instructions.

     All funds received are invested in full and fractional shares of the appropriate Fund. Certificates for shares are not issued. BISYS Fund Services, Inc. maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Funds reserve the right to reject any purchase. No third party or foreign checks will be accepted.

     An investment may be made using any of the following methods:

     THROUGH IBJS. Shares are available to new and existing shareholders through IBJS or its affiliates or other authorized investment advisers. To make an investment using this method, simply complete a Purchase Application and contact your IBJS representative or investment adviser with instructions as to the amount you wish to invest. They will then contact the Fund to place the order on your behalf on that day.

     Orders received by your IBJS representative for the Non-Money Market Funds in "good order" prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day (which is currently 4:00 p.m., Eastern time), will become effective that day. Orders for the Money Market Fund received prior to 12:00 noon Eastern time will become effective that day. Parties who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instructions from your representative

     OTHER PURCHASE INFORMATION. Requests in "good order" must include the following documentation : (a) A letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered; (b) Any required signature guarantees (see "Signature Guarantees" below); and (c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations pension and profit sharing plans and other organizations.

     SIGNATURE GUARANTEES. To protect shareholder accounts, the Funds and its transfer agent from fraud, signature guarantees are required to enable the Funds to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) and the registered address and (2) share transfer requests. Shareholders may contact the Funds at (800) 99-IBJFD for further details.

     BY WIRE. Investments may be made directly through the use of wire transfers of Federal funds. Contact your bank and request it to wire Federal funds to the applicable Fund. In most cases, your bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. Your bank may charge a fee for handling the transaction. To purchase shares by a Federal funds wire, please contact (800) 99-IBJFD for wiring instructions. A completed Purchase Application must be overnighted to the Fund in advance of the wire at IBJ Funds Trust, c/o BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-8021.

     BY MAIL. Purchases to open new accounts which are mailed should be sent to IBJ Funds Trust, P.O. Box 182492, Columbus, Ohio 43218-2492, together with the completed and signed Purchase Application. Purchases made by check in the Funds are not permitted to be redeemed until payment of the purchase has been collected, which may take up to fifteen days after purchase.

     INSTITUTIONAL ACCOUNTS. Bank trust departments and other institutional accounts may place orders directly with the Fund by telephone at (800) 99-IBJFD.

                          MINIMUM PURCHASE REQUIREMENTS


     The minimum initial investment in the Funds is $1,000 unless the investor is a purchaser who at the time of purchase, has a balance of $1,000 or more in any of the IBJ Funds, is a purchaser through a trust or investment account administered by the Adviser, is an employee or an ex-employee of IBJS or is an employee of any of its affiliates, BISYS Fund Services or its affiliates, or any other service provider, or is an employee of any trust customer of IBJS or any of its affiliates. Note that the minimum is $250 for an IRA, other than an IRA for which IBJS or any of its affiliates acts as trustee or custodian. Any subsequent investments must be at least $50, including an IRA investment. All initial investments should be accompanied by a completed Purchase Application. A Purchase Application accompanies this Prospectus. Different minimums apply, and a separate application is required for IRA investments. The Funds reserve the right to reject purchase orders.


                         INDIVIDUAL RETIREMENT ACCOUNTS

     All Funds may be used as a funding medium for IRAs. Shares may also be purchased for IRAs established with IBJS or any of its affiliates or other authorized custodians. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $250, other than an IRA for which IBJS or any of its affiliates acts as trustee or custodian. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information and IRA information, call the Fund at (800) 99-IBJFD.

                             EXCHANGE OF FUND SHARES

     The Funds offer two convenient ways to exchange shares in one Fund for shares in another Fund in the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the Fund into which the exchange will occur, which is available without charge and can be obtained by writing to the Fund at P.O. Box 182492, Columbus, Ohio 43218-2492, or by calling (800) 99-IBJFD. A shareholder may not exchange shares of one Fund for shares of another Fund if the new Fund is not qualified for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is $500. No minimum is required in subsequent exchanges. The Trust may terminate or amend the terms of the exchange privilege at any time.

     A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order, plus any applicable sales charge.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction. Shareholders will receive at least 60 days' prior written notice of any modification or termination of the exchange privilege.

     EXCHANGE BY MAIL. To exchange Fund shares by mail, simply send a letter of instruction to IBJ Funds Trust, P.O. Box 182492, Columbus, Ohio 43218-2492. The letter of instruction must include: (i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties.

     EXCHANGE BY TELEPHONE. To exchange Fund shares by telephone or if you have any questions simply call the Funds at (800) 99-IBJFD. You should be prepared to give the telephone representative the following information: (i) your account number, social security or tax identification number and account registration;
(ii) the name of the Fund from and the Fund into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Funds. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application. See "Redemption of Fund Shares--By Telephone" in this Prospectus for a discussion of telephone transactions generally.

     AUTOMATIC INVESTMENT PROGRAM. An eligible shareholder may also participate in the Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in one or more of the Funds in the Trust through the use of electronic funds transfers or automatic bank drafts. Shareholders may elect to make subsequent investments by transfers of a minimum of $500 on either the fifth or twentieth day of each month into their established Fund account. Contact the Funds for more information about the Automatic Investment Program.

                            REDEMPTION OF FUND SHARES

     Shareholders may redeem their shares, in whole or in part, on any business day. Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received by the applicable Fund. See "Determination of Net Asset Value" in the SAI. A redemption is a taxable transaction on which gain or loss may be recognized. Generally, however, gain or loss is not expected to be realized on a redemption of shares of the Money Market Fund which seeks to maintain a net asset value per share of $1.00.

     Where the shares to be redeemed have been purchased by check, the redemption request will be returned if the purchasing check has not cleared, which may take up to 15 days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

     Once the shares are redeemed, a Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day. The Funds may, however, take up to seven days to make payment. This will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates.

     REDEMPTION METHODS. To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Funds have no present intention to do so, the Funds reserve the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers. The Funds' services and their provisions may be modified or terminated at any time by the Funds. If the Funds terminate any particular service, they will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

     You may redeem your shares using any of the following methods:

     THROUGH AN IBJS REPRESENTATIVE, OR AUTHORIZED INVESTMENT ADVISER. You may redeem your shares by contacting your IBJS representative or investment adviser and instructing him or her to redeem your shares. He or she will then contact the Fund and place a redemption trade on your behalf. He or she may charge you a fee for this service.

     BY MAIL. You may redeem your shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming shares; (ii) your account number; (iii) the amount to be redeemed, (iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution including a member of a national securities exchange or a commercial bank or trust company, broker-dealers, credit unions and savings associations if required (see "Pricing and Purchase of Fund Shares-Signature Guarantees."). Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.

     BY CHECK: You may redeem your Reserve Money Market Fund shares by drawing checks on your account. You must first complete the signature card provided with the purchase application. Upon receiving the properly completed application and signature card, the Administrator will provide you with checks free of charge. These checks may be made payable to the order of any person in the amount of $500 or more. When a check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed to cover the amount of the check. It is not possible to use a check to close out your account since additional shares accrue daily.

     BY TELEPHONE.  You may redeem your shares by calling the Funds toll free at
(800) 99 IBJFD. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming shares; and (iii) the amount to be redeemed. The conversation may be recorded to protect you and the Funds. Telephone redemptions are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application or on the Optional Services Form. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Funds fail to employ such reasonable procedures, they may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Funds require some form of personal identification prior to acting upon instructions received by telephone, record telephone instructions and provide written confirmation to investors of such transactions. Redemption requests transmitted via facsimile will not be accepted. Telephone Redemption will be suspended for a period of 10 business days following a telephonic address change.

     OTHER REDEMPTION INFORMATION. Requests in "good order" must include the following documentation: (a) A letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered;
(b) Any required signature  guarantees (see "Signature  Guarantees"  above); and
(c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

     BY WIRE. You may redeem your shares by contacting the Funds by mail or telephone and instructing them to send a wire transmission to your personal bank. Proceeds of wire redemption for the Money Market Fund generally will be transferred to the designated account on the day the request is received, provided that it is received by 12:00 Noon (Eastern time).

     Your instructions should include: (i) your account number, social security or tax identification number and account registration; (ii) the Fund name from which you are redeeming shares; and (iii) the amount to be redeemed. Wire redemptions can be made only if the "yes" box has been checked on your Purchase Application, and attach a copy of a void check of account where proceeds are to be wired. Your bank may charge you a fee for receiving a wire payment on your behalf.

     The above mentioned services "By Telephone," "By Check" and "By Wire" are not available for IRAs and trust relationships of IBJS.

     SYSTEMATIC WITHDRAWAL PLAN. An owner of $10,000 or more of shares of a Fund may elect to have periodic redemptions from his or her account to be paid on a monthly, quarterly, semi annual or annual basis. The minimum periodic payment is $100. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

     REDEMPTION OF SMALL ACCOUNTS. Due to the disproportionately higher cost of servicing small accounts, each Fund reserves the right to redeem, on not less than 30 days' notice, an account in a Fund that has been reduced by a shareholder to $500 or less. However, if during the 30 day notice period the shareholder purchases sufficient shares to bring the value of the account above $500, this restriction will not apply.

     REDEMPTION IN KIND. All redemptions of shares of the Funds shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Funds make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she could receive less than the redemption value of the securities and could incur certain transaction costs.

                 DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX

     Each Fund is treated as a separate entity for Federal income taxes. Each Fund has elected to be treated and intends to continue to qualify to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and electing, each Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net capital gains in the manner required under the Code.

     Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short term capital gains (generally including any net option premium income) over net long term capital losses). The Reserve Money Market Fund and the Core Fixed Income Fund will declare distributions of such income daily and pay those dividends monthly; the Core Equity Fund will declare and pay distributions annually and the Blended Total Return Fund will declare and pay dividends at least quarterly. Each Fund intends to distribute, at least annually, substantially all realized net capital gain (the excess of net long term capital gains over net short term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     Distributions will be paid in additional Fund shares based on the net asset value at the close of business on the payment date of the distribution, unless the shareholder elects in writing, not less than five full business days prior to the record date, to receive such distributions in cash. Dividends declared in, and attributable to, the preceding month will be paid within five business days after the end of each month.

     In the case of the Reserve Money Market Fund, shares purchased will begin earning dividends on the day the purchase order is executed and shares redeemed will earn dividends through the previous day. Net investment income for a Saturday, Sunday or a holiday will be declared as a dividend on the previous business day. In the case of the other Funds that declare daily dividends, shares purchased will begin earning dividends on the day after the purchase order is executed, and shares redeemed will earn dividends through the day the redemption is executed.

     Distributions of investment company taxable income (regardless of whether derived from dividends, interest or short term capital gains) will be taxable to shareholders as ordinary income. Distributions of net long term capital gains designated by a Fund as capital gain dividends will be taxable as long term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

     Earnings of the Funds not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of this tax, each Fund intends to comply with this distribution requirement.

     A distribution, including an "exempt interest dividend," will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record in such a month and paid by a Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     A Fund's distributions with respect to a given taxable year may exceed the current and accumulated earnings and profits of that Fund available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

     Any gain or loss realized by a shareholder upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long term or short term, generally depending upon the shareholder's holding period for the shares. A loss realized by a shareholder on a redemption, sale, or exchange of shares of a Fund with respect to which capital gain dividends have been paid will be characterized as a long term capital loss to the extent of such capital gain dividends.

     It is anticipated that a portion of the dividends paid by the Core Equity and Blended Total Return Funds will qualify for the dividends received deduction available to corporations.

     The Funds may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where a Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Most corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

     Those Funds that may invest in securities of foreign issuers may be subject to withholding and other similar income taxes imposed by a foreign country. Each of these Funds intends to elect, if it is eligible to do so under the Code, to "pass through" to its shareholders the amount of such foreign taxes paid. If such an election is made by a Fund, each shareholder of that Fund would be required to include in gross income the taxable dividends received and the amount of pro rata share of those foreign taxes paid by the Fund. Each shareholder would be entitled either to deduct (as an itemized deduction) his pro rata share of the foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his U.S. Federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

     Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund(s) in which they invest. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisers as to the Federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

     If you elect to receive distributions in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distribution will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

                             INVESTMENT RESTRICTIONS

                        (ALL FUNDS, EXCEPT AS INDICATED)

     (1) No Fund may invest more than 15% (10% with respect to the Reserve Money Market Fund) of the aggregate value of its net assets in investments which are illiquid, or not readily marketable (including repurchase agreements having maturities of more than seven calendar days, time deposits having maturities of more than seven calendar days, and securities of foreign issuers that are not listed on a domestic or foreign securities exchange).

     (2) No Fund may borrow money or pledge or mortgage its assets, except that a Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of that Fund's total net assets (but investments may not be purchased by a Fund while any such borrowings exist).

     (3) No Fund may make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in this Prospectus.

     The foregoing investment restrictions and those described in the SAI as fundamental are policies of each Fund which may be changed only when permitted by law and approved by the holders of a majority of the applicable Fund's outstanding voting securities as described herein under "Other Information--Voting."

     In addition, each Fund is a diversified fund. As such, each will not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities) or purchase more than 10% of the outstanding voting securities of any such issuer. The Reserve Money Market Fund is subject to further diversification requirements with respect to 100% of their assets. Also, each Fund will invest less than 25% of its total assets in the securities of any one industry, excluding the Reserve Money Market Fund which may invest more than 25% of its total assets in instruments issued by the banking industry. For this purpose, U.S. Government securities (and repurchase agreements related thereto) are not considered securities of a single industry.

     If a percentage restriction on investment policies or the investment or use of assets set forth in this Prospectus are adhered to at the time a transaction is effected, later changes in percentage resulting from changing asset values will not be considered a violation.

                         RISKS OF INVESTING IN THE FUNDS

CERTAIN RISK CONSIDERATIONS

     The Reserve Money Market Fund attempts to maintain a constant net asset value of $1.00 per share, although there can be no assurance that the Fund will always be able to do so. The Reserve Money Market Fund may not achieve as high a level of current income as other funds that do not limit their investment to the high quality securities in which the Reserve Money Market Fund invests.

     The price per share of each of the other Funds will fluctuate with changes in value of the investments held by the Fund. For example, the value of a bond fund's shares will generally fluctuate inversely with the movements in interest rates and a stock fund's shares will generally fluctuate as a result of numerous factors, including but not limited to investors' expectations about the economy and corporate earnings and interest rates. Shareholders of a Fund should expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund. Additionally, a Fund's investment in smaller companies may involve greater risks than investments in large companies due to such factors as limited product lines, markets and financial or managerial resources, and less frequently traded securities that may be subject to more abrupt price movements than securities of larger companies.

     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In order to attempt to minimize that risk, the Adviser monitors developments in the economy, the securities markets, and with each particular issuer. Also, as noted earlier, each diversified Fund is managed within certain limitations that restrict the amount of a Fund's investment in any single issuer.

     Each of the portfolio managers for the Funds has significant experience in managing registered investment company portfolios similar to the Funds.

     FOREIGN SECURITIES (ALL FUNDS). Investing in the securities of issuers in any foreign country, including ADRs, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and, with respect to the Reserve Money Market Fund, may affect the ability to maintain net asset value. A Fund's objectives may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Through a Fund's flexible policies, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a Fund's investments.

                                OTHER INFORMATION

CAPITALIZATION

     IBJ Funds Trust was organized as a Delaware business trust on August 25, 1994, and currently consists of four separately managed portfolios. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Funds are fully paid, nonassessable and freely transferable.


     Each Fund also offers a Premium Class of shares. The Service Class shares are offered at net asset value without a sales load only to certain institutional investors who are purchasers through a trust or investment account administered by the Adviser, are employees or ex-employees of IBJS or any of its affiliates, BISYS Fund Services or its affiliates, or any other service provider, or employees of any trust customer of IBJS or any of its affiliates. Shareholders in the Premium Class of shares may be subject to an additional 12b-1 fee of up to 0.35% of average daily net assets and an additional shareholder servicing charge of up to 0.50% of average daily net assets.


     Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote.

VOTING

     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Funds' shareholders and does not intend to do so. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust and in connection with such meeting to comply with the shareholders' communications provisions of Section 16(c) of the Act. See "Other Information--Voting Rights" in the SAI.

     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of a Fund (or the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of a Fund (or the Trust).

PERFORMANCE INFORMATION

     A Fund may, from time to time, include its yield and total return in advertisements or reports to shareholders or prospective investors. Shareholders of the Premium Class of shares will experience a lower net return on their investment than shareholders of the Service Class of shares because of the additional 12b-1 fees and shareholder servicing charge to which Premium Class shareholders may be subject. The methods used to calculate the yield and total return of the Funds is mandated by the SEC. Quotations of "yield" for a Fund (other than the Reserve Money Market Fund) will be based on the investment income per share during a particular 30 day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

     Quotations of "yield" for the Reserve Money Market Fund will be based on the income received by a hypothetical investment (less a pro rata share of Fund expenses) over a particular seven day period, which is then "annualized" (i.e., assuming that the seven day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment).

     "Effective yield" for the Money Market Fund is calculated in a manner similar to that used to calculate yield, but includes the compounding effect of earnings on reinvested dividends.

     Quotations of yield and effective yield reflect only a Fund's performance during the particular period on which the calculations are based. Yield and effective yield for a Fund will vary based on changes in market conditions, the level of interest rates and the level of that Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     Quotations of average annual total return for a Fund (other than the Reserve Money Market Fund) will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in that Fund over periods of 1, 5 and 10 years (up to the life of that Fund), reflect the deduction of a proportional share of Fund expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

     Performance information for a Fund may be compared to various unmanaged indices, such as those indices prepared by Lipper Analytical Services, Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Funds and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Funds, see "Other Information--Yield and Performance Information" in the SAI.

ACCOUNT SERVICES

     All transactions in shares of the Funds will be reflected in a statement for each shareholder. In those cases where a nominee is shareholder of record of shares purchased for its customer, the Funds have been advised that the statement may be transmitted to the customer at the discretion of the nominee.


     BISYS Fund Services, Inc. d/b/a BISYS Fund Services acts as the Funds' transfer agent. The Trust compensates BISYS Fund Services, the Trust's administrator, pursuant to the Transfer Agency Agreement described on page 14 of this Prospectus, for providing personnel and facilities to perform dividend disbursing and transfer agency related services for the Trust.


SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to IBJ Funds Trust, P.O. Box 182492, Columbus, Ohio 43218-2492.

     General and Account Information: (800) 99-IBJFD.

                                    APPENDIX

DESCRIPTION OF MOODY'S BOND RATINGS:

     Excerpts from Moody's description of its four highest bond ratings are listed as follows: Aaa--judged to be the best quality and they carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds; A--possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa--considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Other Moody's bond descriptions include: Ba--judged to have speculative elements, their future cannot be considered as well assured; B--generally lack characteristics of the desirable investment; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--speculative in a high degree, often in default; C--lowest rated class of bonds, regarded as having extremely poor prospects.

     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

     Excerpts from S&P's description of its four highest bond ratings are listed as follows: AAA--highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA--also qualify as high grade obligations, having a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A--regarded as upper medium grade, having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories;
BBB--regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. BB, B, CCC, CC--predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and CC the lowest within the speculative rating categories.

     S&P applies indicators "+, -," no character, and relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

     Moody's ratings for state and municipal short term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short term credit and long-term risk. Short term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

     MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

     MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample although not as large as in the preceding group.

IBJ FUNDS

Address for
Trust Clients of IBJS
---------------------

IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

Investment Adviser
------------------

IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

Administrator and Sponsor
-------------------------

BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

Distributor
-----------

IBJ Funds Distributor, Inc.
125 West 55th Street
New York, New York 10019

Custodian
---------

IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

Counsel
-------

Baker & McKenzie
805 Third Avenue
New York, New York  10022

Independent Accountants
-----------------------

Coopers & Lybrand L.L.P.
1301 Avenue of the Americas
New York, New York  10019


IBJ FUNDS TRUST

                                   A FAMILY OF
                                  MUTUAL FUNDS

THE RESERVE MONEY MARKET FUND SEEKS TO PROVIDE INVESTORS WITH CURRENT INCOME, LIQUIDITY AND THE MAINTENANCE OF A STABLE $1.00 NET ASSET VALUE BY INVESTING IN HIGH QUALITY, SHORT-TERM OBLIGATIONS

THE CORE FIXED INCOME FUND (FORMERLY, THE BOND FUND) SEEKS TO PROVIDE INVESTORS WITH A HIGH LEVEL OF TOTAL RETURN BY INVESTING IN FIXED DEBT MARKET SECURITIES MANAGED FOR TOTAL RETURN

THE CORE EQUITY FUND SEEKS TO PROVIDE INVESTORS WITH LONG-TERM CAPITAL APPRECIATION


THE BLENDED TOTAL RETURN FUND (FORMERLY, THE GROWTH AND INCOME FUND) SEEKS TO PROVIDE INVESTORS WITH LONG-TERM CAPITAL APPRECIATION AND CURRENT INCOME FOR A HIGH TOTAL RETURN BY INVESTING IN A BALANCE OF EQUITIES AND DEBT MARKET SECURITIES.


                            SERVICE CLASS PROSPECTUS


                                 March 28, 1997


                               Investment Adviser
                                IBJ SCHRODER BANK
                                 & TRUST COMPANY

                                IBJ FUNDS TRUST

    Blended Total Return Fund (formerly the Growth and Income Fund) (the "Fund")
       Supplement Dated March 28, 1997 to Prospectus Dated March 28, 1997


      The following is a supplement to the Fund's Prospectus dated March 28, 1997. The supplement should be read in conjunction with the Prospectus.

      Prior to June 15, 1997, with respect to the Blended Total Return Fund a minimum of 65% of the debt market portion of the portfolio will be invested in securities rated "A" or better by a NRSRO or, if unrated, determined by the adviser to be of comparable quality. Following June 15, 1997, the Blended Total Return Fund will follow the credit quality standards described in the prospectus to which this supplement relates.

      This supplement should be discarded following June 15, 1997.

                                 IBJ FUNDS TRUST
                                3435 Stelzer Road
                              Columbus, Ohio 43219


--------------------------------------------------------------------------------
                 GENERAL AND ACCOUNT INFORMATION: (800) 99-IBJFD
--------------------------------------------------------------------------------

                            PREMIUM CLASS PROSPECTUS
              IBJ SCHRODER BANK & TRUST COMPANY--INVESTMENT ADVISER
                            ("IBJS" OR THE "ADVISER")
       BISYS FUND SERVICES LIMITED PARTNERSHIP--ADMINISTRATOR AND SPONSOR
                         ("ADMINISTRATOR" OR "SPONSOR")
                    IBJ FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR
                               (THE "DISTRIBUTOR")

--------------------------------------------------------------------------------
This Prospectus describes four funds, a money market fund (the "Money Market Fund") and three non money market funds (the "Non Money Market Funds") (collectively, the "Funds"), all of which are managed by IBJS. The Funds and their investment objectives are:

         O THE RESERVE MONEY MARKET FUND SEEKS TO PROVIDE INVESTORS WITH CURRENT
           INCOME, LIQUIDITY AND THE MAINTENANCE OF A STABLE $1.00 NET ASSET VALUE BY INVESTING IN HIGH QUALITY, SHORT-TERM OBLIGATIONS.
         O THE CORE FIXED INCOME FUND (FORMERLY, THE BOND FUND) SEEKS TO PROVIDE
           INVESTORS WITH A HIGH LEVEL OF TOTAL RETURN BY INVESTING IN DEBT MARKET SECURITIES.
         O THE CORE  EQUITY  FUND  SEEKS TO  PROVIDE  INVESTORS  WITH  LONG-TERM
           CAPITAL APPRECIATION.
         O THE BLENDED TOTAL RETURN FUND (FORMERLY,  THE GROWTH AND INCOME FUND)
           SEEKS TO PROVIDE INVESTORS WITH LONG-TERM CAPITAL APPRECIATION AND CURRENT INCOME FOR A HIGH TOTAL RETURN BY INVESTING IN A BALANCE OF EQUITIES AND DEBT MARKET SECURITIES.

This Prospectus describes only the "Premium Class" of each Fund. Each Fund also offers a Service Class of shares, which only certain institutional and other investors are qualified to purchase. Each Fund also offers a Premium Class of shares. See "Other Information--Capitalization". The Funds are separate investment funds of IBJ Funds Trust (the "Trust"), a Delaware business trust and registered management investment company.

AN INVESTMENT IN SHARES OF THE TRUST IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE RESERVE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, IBJS, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY, AND MAY INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING IN ANY OF THE FUNDS AND SHOULD BE READ AND RETAINED FOR INFORMATION ABOUT EACH FUND.

A Statement of Additional Information (the "SAI"), dated March 28, 1997, containing additional and more detailed information about the Funds has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Funds at the address and information numbers printed above.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
       AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                   THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.


--------------------------------------------------------------------------------
March 28, 1997.

                                TABLE OF CONTENTS

                                                        PAGE
                                                        ----

Highlights .........................................     1
Fund Expenses ......................................     5
Fee Table ..........................................     5
Financial Highlights ...............................     7
The Investment Policies and
  Practices of the Funds ...........................     8
Management of the Funds ............................    13
Fund Share Valuation ...............................    16
Pricing and Purchase of Fund Shares ................    16
Minimum Purchase Requirements ......................    17
Individual Retirement Accounts .....................    18
Exchange of Fund Shares ............................    18
Redemption of Fund Shares ..........................    19
Dividends, Distributions and
  Federal Income Tax ...............................    21
Investment Restrictions ............................    22
Risks of Investing in the Funds ....................    23
Other Information ..................................    24
Appendix ...........................................     i

                                   HIGHLIGHTS

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

         This Prospectus describes four funds, one money market fund and three non-money market funds (collectively, the "Funds"), all of which are managed by IBJS. Each Fund has a distinct investment objective and policies.

MONEY MARKET FUND:

         RESERVE MONEY MARKET FUND. The investment objectives of the Reserve Money Market Fund are current income, liquidity and the maintenance of a stable $1.00 net asset value per share by investing in high quality, U.S. dollar-denominated short-term obligations which are determined by the investment adviser to present minimal credit risks.

         The Reserve Money Market Fund may invest in obligations permitted to be purchased under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act") including, but not limited to, (1) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (2) commercial paper, loan participation interests, medium-term notes, asset-backed securities and other promissory notes, including floating or variable rate obligations; (3) domestic, Yankee dollar and Eurodollar certificates of deposit, time deposits, money market accounts, bankers' acceptances, commercial paper, bearer deposit notes and other promissory notes, including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies; and (4) repurchase agreements with respect to (1)--(3) above. The Reserve Money Market Fund will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs") such as "A-1" by Standard & Poor's Corporation ("S&P") and "P-1" by Moody's Investors Service, Inc. ("Moody's"); (2) are single rated and have received the highest short-term rating by a NRSRO; or (3) are unrated, but are determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board. The Reserve Money Market Fund may also purchase securities on a "when-issued" basis and purchase or sell them on a "forward commitment" basis.

         The Reserve Money Market Fund may also invest in variable amount master demand obligations which are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate. Because master demand obligations are direct lending arrangements between the Reserve Money Market Fund and the issuer, they are not normally traded. There is no secondary market for the notes; however, the period of time remaining until payment of principal and accrued interest can be recovered under a variable amount master demand obligation generally shall not exceed seven days. To the extent this period is exceeded, the obligation in question would be considered illiquid. Issuers of variable amount master demand obligations must satisfy the same criteria as set forth for other promissory notes (e.g., commercial paper). The Reserve Money Market Fund will invest in variable amount master demand obligations only when such obligations are determined by the Adviser, pursuant to guidelines established by the Board of Trustees, to be of comparable quality to rated issuers or instruments eligible for investment by the Reserve Money Market Fund. In determining weighted average dollar portfolio maturity, a variable amount master demand obligation will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the interest rate or the period of time remaining until the principal amount can be recovered from the issuer on demand.

AMORTIZED COST METHOD OF VALUATION FOR THE MONEY MARKET FUND

         Portfolio investments of the Money Market Fund are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the 1940 Act. Obligations in which the Money Market Fund invests have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The weighted average dollar portfolio maturity of the Money Market Fund will not exceed 90 days. See "Determination of Net Asset Value" in the SAI for an explanation of the amortized cost valuation method.

NON-MONEY MARKET FUNDS:

         CORE FIXED INCOME FUND. The investment objective of the Core Fixed Income Fund is to provide a high total return (appreciation plus current income) by investing at least 65% of its total assets in bonds such as U.S. Government securities, corporate bonds, asset-backed securities (including mortgage-backed securities), savings and loan and U.S. and foreign bank obligations, commercial paper, and related repurchase agreements. A minimum of 65% of the portfolio will be invested in securities rated "A" or better by a NRSRO, or if unrated, determined by the Adviser to be of comparable quality. The Fund may also invest in convertible securities, preferred stocks and debt of foreign governments or corporations. Interest rate futures and/or options and options on interest rate futures may be used to hedge the portfolio against reinvestment and interest rate risk when deemed necessary. For purposes of this Fund, a "bond" is defined as a debt instrument with a fixed interest rate. The Fund may hold cash reserves if it is believed advisable for temporary defensive or emergency purposes. The Fund has no limitation as to average maturity or maturity of individual securities.

         CORE EQUITY FUND. The objective of the Core Equity Fund is to seek long-term capital appreciation through investment in a diversified portfolio of common stock (and securities convertible into common stock) of publicly traded, established companies. At least 65% of the Fund's total assets will consist of common stocks of publicly traded U.S. companies, convertible securities, preferred stocks of U.S. companies, equity securities of foreign companies if those securities are traded "over-the-counter" typically through the NASDAQ system, American Depository Receipts ("ADRs"), and warrants of U.S. companies. Each stock that is purchased will be selected on the weight of available evidence, including but not limited to: (1) the company's fundamental business outlook and competitive position, (2) the valuation of the security relative to its own historical norms, to the industry in which the company competes, and to the market as a whole, and (3) the momentum of earnings growth expected to be generated by the company. IBJS will seek to control performance risk in two ways: (1) relative to the market, by diversifying investments across economic sectors and amongst small-, medium-, and large-capitalization companies, and (2) by increasing the level of money market reserves and/or employing hedging vehicles (futures and/or options) when risks of a substantial stock market correction have risen to levels where such action appears warranted. In addition, assets may be held in debt securities (it is the Fund's current intention to restrict these debt securities to those rated in the top three quality categories by Moody's or S&P or determined to be of equivalent quality by IBJS), cash or cash equivalents, U.S. Government securities, or nonconvertible preferred stock. The Fund may invest up to 25% of its total assets in investment grade debt obligations. Under normal market conditions, the Fund will not hold more than 20% of its total assets in the form of cash or cash equivalents at any given time except for temporary defensive purposes.

         BLENDED TOTAL RETURN FUND. The objective of the Blended Total Return Fund is to provide investors with long-term capital appreciation and current income for high total return by investing in a balance of equities and debt market securities.


         The debt market portion of the Fund will invest in fixed income securities such as U.S. Government securities, corporate bonds, asset-backed securities (including mortgage-backed securities), savings and loan and U.S. and foreign bank obligations, commercial paper, and related repurchase agreements, convertible securities, preferred stocks and debt of foreign governments or corporations. The Fund is permitted to invest in below-investment grade (high-yield) bonds, but will always maintain an investment grade weighted average rating on the fixed income portion of the portfolio. Interest rate futures and/or options and options on interest rate futures may be used to hedge the portfolio against reinvestment and interest rate risk when deemed necessary. The Fund has no limitation as to average maturity or maturity of individual securities.


         The equity portion of the Fund will invest in common stocks of publicly traded U.S. companies, convertible securities, preferred stocks of U.S. companies, securities of foreign companies if those securities are traded "over-the-counter" typically through the NASDAQ system, American Depository Receipts ("ADRs"), and warrants of U.S. companies. Each stock that is purchased will be selected on the weight of available evidence, including but not limited to: (1) the company's fundamental business outlook and competitive position, (2) the valuation of the security relative to its own historical norms, to the industry in which the company competes, and to the market as a whole, and (3) the momentum of earnings growth expected to be generated by the company. IBJS will seek to control performance risk in two ways: (1) relative to the market, by diversifying investments across economic sectors and amongst small-, medium-, and large-capitalization companies, and (2) by increasing the level of money market reserves and/or employing hedging vehicles (futures and/or options) when risks of a substantial stock market correction have risen to levels where such action appears warranted.

         The Fund will generally invest 30-70% of its total assets in equity securities and the remaining 30-70% in debt market securities. The Fund will not hold more than 20% of its total assets in the form of cash or cash equivalents at any given time except for temporary defensive purposes.

SHORT-TERM TRADING FOR THE CORE EQUITY FUND AND BLENDED TOTAL RETURN FUND

         Under certain market conditions, both the Core Equity Fund and the Blended Total Return Fund may seek profits by short-term trading. The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the number of securities owned by a Fund is known as "portfolio turnover". To the extent short-term trading strategies are used, a Fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable capital gains.

RISKS OF INVESTING IN THE FUNDS

         The Money Market Fund attempts to maintain the value of its shares at a constant $1.00 share price, although there can be no assurance that the Money Market Fund will always be able to do so. The Money Market Fund may not achieve as high a level of current income as other funds that do not limit their investments to the high quality securities in which the Money Market Fund invests.

         The price per share of the Non-Money Market Funds will fluctuate with changes in value of the investments held by each Fund. Additionally, there can be no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of securities. Such risks include the sensitivity of the cash flows and yields of separately traded interest and principal components of obligations to the rate of principal payments (including prepayments). With respect to mortgage-backed securities, risks include a similar sensitivity to the rate of prepayments in that, although the value of fixed-income securities generally increases during periods of falling interest rates as a result of prepayments and other factors, this is not always the case with respect to mortgage-backed securities. Asset-backed securities involve the risk that such securities do not usually have the benefit of a complete security interest in the related collateral. Positions in options, futures and options on futures involve the risks that such options and futures may fail as hedging techniques, that the loss from investing in futures transactions is potentially unlimited and that closing transactions may not be effected where a secondary liquid market does not exist. Further, investment in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. issuers. Bonds involve the risk that their price will decrease if interest rates increase.

MANAGEMENT OF THE FUNDS

         IBJS acts as investment adviser to all of the Funds. For its services, IBJS receives a fee from each Fund based upon each Fund's average daily net assets. See "Fee Table" and "Management of the Funds" in this Prospectus.

         BISYS Fund Services Limited Partnership acts as administrator and sponsor to the Funds. For its services, BISYS Fund Services Limited Partnership receives a fee from the Funds based on each Fund's average daily net assets. See "Management of the Funds" in this Prospectus.

GUIDE TO INVESTING IN THE IBJ FAMILY OF FUNDS

         PURCHASE ORDERS FOR THE MONEY MARKET FUND RECEIVED BY 12:00 NOON EASTERN TIME WILL BECOME EFFECTIVE THAT DAY. PURCHASE ORDERS FOR ALL OTHER FUNDS RECEIVED BY YOUR IBJS REPRESENTATIVE IN "GOOD ORDER" PRIOR TO 4:00 P.M., EASTERN TIME, AND TRANSMITTED TO THE DISTRIBUTOR PRIOR TO 4:00 P.M. EASTERN TIME, WILL BECOME EFFECTIVE THAT DAY.

               o Minimum Initial Investment..........................   $1,000
               o Minimum Initial Investment for IRAs.................    $ 250
               o Minimum Subsequent Investment.......................     $ 50

         THE FUNDS ARE PURCHASED AT NET ASSET VALUE.

         SHAREHOLDERS MAY EXCHANGE SHARES BETWEEN FUNDS IN THE TRUST BY TELEPHONE OR MAIL. EXCHANGES MAY NOT BE EFFECTED BY FACSIMILE.

               o Minimum initial exchange............................    $ 500
                 (MINIMUM FOR SUBSEQUENT EXCHANGES)

         Shareholders may redeem shares by telephone, mail or wire. Shares may not be redeemed by facsimile.

         o If a redemption request is received by 12:00 noon Eastern time, proceeds for the Reserve Money Market Fund will be transferred to a designated account that day.
         o The Funds reserve the right to redeem upon not less than 30 days' notice all shares in a Fund's account which have an aggregate value of $500 or less. (Redemption by telephone and wire is not available for IRAs and trust relationships of IBJS.)

         ALL  DIVIDENDS  AND  DISTRIBUTIONS   WILL  BE  AUTOMATICALLY   PAID  IN
ADDITIONAL SHARES AT NET ASSET VALUE OF THE APPLICABLE FUND UNLESS CASH PAYMENT IS REQUESTED.

         o Distributions for the Core Equity Fund are paid at least once annually, distributions for the Blended Total Return Fund are paid quarterly and distributions for the other Funds are paid monthly.

                                  FUND EXPENSES

         The following expense table lists the costs and expenses that an investor in the Premium Class of shares will incur either directly or indirectly as a shareholder of a Fund. The information is based upon expenses incurred during the fiscal year ended November 30, 1996. Shareholders in the Premium Class of Shares may be subject to an additional 12b-1 fee up to 0.35% of average daily net assets and a shareholder servicing charge of up to 0.50% of average daily net assets to which the Service Class Shareholders are not subject.1 See "Other Information--Capitalization."


                                    FEE TABLE



                                                                 RESERVE        CORE                       BLENDED
                                                                  MONEY         FIXED         CORE          TOTAL
                                                                 MARKET        INCOME        EQUITY        RETURN
                                                                  FUND          FUND          FUND          FUND
                                                                 -------        -----         -----        -------
         Maximum Sales Load Imposed on Purchases
           (as a percentage of offering price)................     None          None          None         None
         Maximum Sales Load Imposed on Reinvested
           Dividends (as a percentage of offering price) .....     None          None          None         None
         Deferred Sales Load (as a percentage of
           redemption proceeds) ..............................     None          None          None         None
         Redemption Fees......................................     None          None          None         None
         Exchange Fees........................................     None          None          None         None

         ANNUAL FUND OPERATING EXPENSES
           (as a percentage of average net assets)
         Management Fees2 (after waiver)......................    0.00%         0.40%         0.50%        0.50%
         12b-1 Fees...........................................    0.35%         0.35%         0.35%        0.35%
         Shareholder Servicing Fee............................    0.50%         0.50%         0.50%        0.50%
         Other Expenses+ .....................................    0.65%         0.72%         0.39%        0.49%
                                                                 ------        ------        ------       ------
         Total Portfolio Operating Expenses(after waiver)2,3 .    1.50%         1.97%         1.74%        1.84%
                                                                 ======        ======        ======       ======


----------

         1 Service Class shares are offered only to certain institutional investors who are purchasers through a trust or account administered by the Adviser, are employees or ex-employees of IBJS or any of its affiliates, BISYS Fund Services or its affiliates, or any other service provider, or employees of any trust customer of IBJS or any of its affiliates.


         2 Reflects advisory fees net of fees waived as a result of a voluntary waiver by the Adviser. Absent such waiver the Management Fees for the Reserve Money Market Fund, the Core Fixed Income Fund, the Core Equity Fund and the Blended Total Return Fund are 0.35%, 0.50%, 0.60% and 0.60%, respectively, and the Total Portfolio Operating Expenses of the Reserve Money Market Fund, the Core Fixed Income Fund, the Core Equity Fund and the Blended Total Return Fund are 1.85%, 2.07%, 1.84% and 1.94%, respectively.

         3 Shareholders may be charged a wire redemption fee by their bank for receiving a wire payment on their behalf.

         + Includes a $15 per account fee per year for transfer agency functions.

         The purpose of this table is to assist a shareholder in the Premium Class of shares in understanding the various costs and expenses that an investor in the Funds will bear.

         Example:*

         You would pay the following expenses on a $1,000  investment,  assuming
(1) 5% gross annual return and (2) redemption at the end of each time period:


                                                                 RESERVE                                   BLENDED
                                                                  MONEY         FIXED         CORE          TOTAL
                                                                 MARKET        INCOME        EQUITY        RETURN
                                                                  FUND          FUND          FUND          FUND
                                                                 -------        -----        ------        -------
         1 year...............................................    $ 15          $ 20          $ 18         $ 19
         3 years..............................................    $ 47          $ 62          $ 55         $ 58
         5 years..............................................    $ 82          $106          $ 94         $100
         10 years.............................................    $179          $230          $205         $216


----------
         * This example should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return; actual return may be greater or less than the assumed amount.

                              FINANCIAL HIGHLIGHTS

         The financial data shown below is to assist investors in evaluating the performance of the Funds since February 1, 1995 (commencement of operations) through November 30, 1996. The financial highlights for the periods indicated have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon appears in the Statement of Additional Information (the "SAI"). Financial statements and related notes are included in the SAI.




                                                   RESERVE MONEY                    CORE FIXED INCOME
                                                    MARKET FUND                           FUND
                                          -------------------------------   -------------------------------
                                          FOR THE YEAR     FOR THE PERIOD    FOR THE YEAR   FOR THE PERIOD
                                             ENDED       FEBRUARY 1, 1995**    ENDED      FEBRUARY 1, 1995**
                                           NOVEMBER 30,   TO NOVEMBER 30,    NOVEMBER 30,   TO NOVEMBER 30,
                                               1996            1995             1996             1995
                                          -------------  -----------------   ------------  ----------------

Net Asset Value, Beginning of Period ...      $1.00           $1.00            $10.72          $10.00
                                           --------        --------          --------        --------
Income from Investment Operations:
  Net investment income ................       0.05            0.04              0.54            0.48
  Net realized and unrealized
    gain/(loss) on investments .........       0.00            0.00             (0.12)           0.72
                                           --------        --------          --------        --------
  Total from Investment Operations .....       0.05            0.04              0.42            1.20
Less Distributions:
  Dividends from net investment income .      (0.05)          (0.04)            (0.54)          (0.48)
Distribution from net realized
  capital gains ........................         --              --             (0.38)             --
                                           --------        --------          --------        --------
Total Distributions ....................      (0.05)          (0.04)            (0.92)          (0.48)
Net Asset Value, End of Period .........      $1.00           $1.00            $10.22          $10.72
                                           ========        ========          ========        ========
Total Return ...........................       4.88%           4.55%             4.25%          12.28%
Net Assets, End of Period (in thousands)        $14             $13               $15             $14
Ratios to average net assets of:
  Net investment income ................       4.82%           5.40%*            5.07%           5.59%*
  Expenses before waivers/reimbursements       0.95%           0.92%*            1.22%           1.22%*
  Expenses net waivers/reimbursements ..       0.65%           0.64%*            1.12%           1.12%*
Portfolio Turnover Rate ................        N/A             N/A               160%            297%
Average Commission Rate ................         --              --                --              --






                                                   CORE EQUITY FUND             BLENDED TOTAL RETURN FUND
                                           ------------------------------   -------------------------------
                                           FOR THE YEAR  FOR THE PERIOD    FOR THE YEAR  FOR THE PERIOD
                                                ENDED    FEBRUARY 1, 1995**    ENDED     FEBRUARY 1, 1995**
                                             NOVEMBER 30,  TO NOVEMBER 30,   NOVEMBER 30,  TO NOVEMBER 30,
                                                 1996           1995             1996            1995
                                           ------------- ----------------  -------------- ----------------


Net Asset Value, Beginning of Period ...        $12.97       $10.00            $11.78          $10.00
                                              --------     --------          --------        --------
Income from Investment Operations:
  Net investment income ................          0.14         0.13              0.34            0.27
  Net realized and unrealized
    gain/(loss) on investments .........          2.90         2.84              1.26            1.79
                                              --------     --------          --------        --------
  Total from Investment Operations .....          3.04         2.97              1.60            2.06
Less Distributions:
  Dividends from net investment income .         (0.19)        0.00             (0.35)          (0.28)
Distribution from net realized
  capital gains ........................         (0.45)          --             (0.27)             --
                                              --------     --------          --------        --------
Total Distributions ....................         (0.64)          --             (0.62)          (0.28)
Net Asset Value, End of Period .........        $15.37       $12.97            $12.76          $11.78
                                              ========     ========          ========        ========
Total Return ...........................         24.61%       29.70%            14.08%          20.72%
Net Assets, End of Period (in thousands)           $20          $16               $17             $15
Ratios to average net assets of:
  Net investment income ................          0.93%        1.30%*            2.98%           3.04%*
  Expenses before waivers/reimbursements          0.99%        1.09%*              --            1.14%*
  Expenses net waivers/reimbursements ..          0.89%        0.89%*            0.99%           1.04%*
Portfolio Turnover Rate ................            27%          37%               77%             78%
Average Commission Rate ................       $0.0776           --           $0.0789              --



----------
+ Per share amounts based on the average number of shares outstanding during the period February 1, 1995 (Commencement of Operations) to November 30, 1995.

*  Annualized.

** Commencement of Operations.

               THE INVESTMENT POLICIES AND PRACTICES OF THE FUNDS

         Each Fund is a separate investment fund or portfolio, commonly known as a mutual fund. The Funds are portfolios of a Delaware business trust, IBJ Funds Trust, organized under the laws of Delaware as an open end, management investment company. The Trust's Board of Trustees oversees the overall management of the Funds and elects the officers of the Trust.

         o The investment objective of the Reserve Money Market Fund is to provide investors with current income, liquidity and the maintenance of a stable $1.00 net asset value by investing in high quality, short-term obligations.
         o The investment objective of the Core Fixed Income Fund is to provide investors with a high level of total return by investing in debt market securities.
         o The investment objective of the Core Equity Fund is to provide investors with long-term capital appreciation.
         o The investment objective of the Blended Total Return Fund is to provide investors with long-term capital appreciation and current income for a high total return by investing in a balance of equities and debt market securities.

         Each Fund follows its own investment objectives and policies, including certain investment restrictions. The SAI contains specific investment restrictions which govern the Funds' investments. Those restrictions and the Funds' investment objectives are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the affected Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental and may change solely with Board of Trustees approval.

         The Adviser selects investments and makes investment decisions based on the investment objective and policies of each Fund. The following is a description of securities and investment practices.

         U.S. TREASURY OBLIGATIONS (ALL FUNDS). The Funds may invest in U.S. Treasury obligations, which are backed by the full faith and credit of the United States Government as to the timely payment of principal and interest. U.S. Treasury obligations consist of bills, notes, and bonds and separately traded interest and principal component parts of such obligations known as STRIPS which generally differ in their interest rates and maturities. U.S. Treasury bills, which have maturities of up to one year, notes, which have original maturities ranging from one year to 10 years, and bonds, which have original maturities of 10 to 30 years, are direct obligations of the United States Government. The Funds may invest in privately placed U.S. Treasury obligations.

         U.S. GOVERNMENT SECURITIES (ALL FUNDS). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government securities include debt securities issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies and instrumentalities. Some types of U.S. Government securities are supported by the full faith and credit of the United States Government or U.S. Treasury guarantees, such as mortgage-backed certificates guaranteed by the Government National Mortgage Association ("GNMA"). Other types of U.S. Government securities, such as obligations of the Student Loan Marketing Association, provide recourse only to the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States Government, the investor must look to the agency issuing or guaranteeing the obligation for ultimate repayment. The Funds may invest in privately placed U.S. Government Securities.

         COMMERCIAL PAPER (ALL FUNDS). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by both domestic and foreign bank holding companies, corporations and financial institutions and United States Government agencies and instrumentalities (but only includes taxable securities). All commercial paper purchased by the Funds is, at the time of investment, rated in one of the top two rating categories of at least one NRSRO, or if not rated is, in the opinion of the Adviser, of an investment quality comparable to rated commercial paper in which the Funds may invest, or, with respect to the Reserve Money Market Fund, (i) rated "P-1" by Moody's and "A-1" or better by S&P or in a comparable rating category by any two NRSROs that have rated the commercial paper or (ii) rated in a comparable category by only one such organization if it is the only organization that has rated the commercial paper.

         CORPORATE DEBT SECURITIES (ALL FUNDS). These Funds may purchase corporate debt securities, subject to the rating and quality requirements specified with respect to each Fund as set forth in "Highlights--Investment Objectives and Policies" in this Prospectus. The Funds may invest in both rated commercial paper and rated corporate debt obligations of foreign issuers that meet the same quality criteria applicable to investments by the Funds in commercial paper and corporate debt obligations of domestic issuers.

         MORTGAGE-RELATED SECURITIES (ALL FUNDS). These Funds are permitted to invest in mortgage-related securities, subject to the rating and quality requirements specified for debt securities with respect to each such Fund in "Highlights--Investment Objectives and Policies" in this Prospectus. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate or other similar models that are standard in the industry will be used by the Funds in calculating maturity for purposes of investment in mortgage-related securities. A rise in interest rates will also likely increase inherent volatility of these securities as lower than estimated prepayment rates will alter the expected life of the securities to effectively convert short-term investments into long-term investments.

         Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported in various forms of insurance or guarantees issued by governmental entities.

         Collateralized Mortgage Obligations ("CMOs") are hybrid instruments with characteristics and risks of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate. Certain CMOs have recently posed liquidity problems in changing rate environments.

         ASSET-BACKED SECURITIES (ALL FUNDS). These Funds are permitted to invest in asset-backed securities, subject to the rating and quality requirements for debt securities specified with respect to each such Fund in "Highlights--Investment Objectives and Policies" in this Prospectus. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Funds' investment objectives, policies and quality standards, a Fund may invest in these and other types of asset-backed securities which may be developed in the future.

         Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability of the Fund, as an investor, to obtain full payment in the event of default or insolvency. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee. With respect to asset-backed securities arising from secured debt (such as automobile receivables), there is a risk that parties other than the originator and servicer of the loan may acquire a security interest superior to that of the securities holders.

         COMMON STOCKS (CORE FIXED INCOME FUND, CORE EQUITY FUND AND BLENDED TOTAL RETURN FUND). Common stock represents the residual ownership interest in the issuer after all of its obligations and preferred stocks are satisfied. Common stock fluctuates in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market volatility.

         PREFERRED STOCKS (CORE FIXED INCOME FUND, CORE EQUITY FUND AND BLENDED TOTAL RETURN FUND). Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

         AMERICAN DEPOSITORY RECEIPTS (CORE FIXED INCOME FUND, CORE EQUITY FUND AND BLENDED TOTAL RETURN FUND). American Depository Receipts ("ADRs") are U.S. dollar-denominated receipts generally issued by domestic banks, which evidence the deposit with the bank of a foreign issuer and which are publicly traded on exchanges or over-the-counter in the United States.

         These Funds may each invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The Company issuing the stock underlying the ADR pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

         In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports. In addition, with respect to all ADRs there is always the risk of loss due to currency fluctuations.

         Investments in ADRs involve certain risks not typically involved in purely domestic investments, including future foreign political and economic developments, and the possible imposition of foreign governmental laws or restrictions applicable to such investments. Securities of foreign issuers through ADRs are subject to different economic, financial, political and social factors. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect the value of the particular ADR. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. companies.

         INVESTMENT IN FOREIGN SECURITIES (ALL FUNDS). These Funds may each invest in securities of foreign governmental and private issuers. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in securities of issuers located in those countries. These investments must be U.S. dollar-denominated with respect to the Reserve Money Market Fund.

         CONVERTIBLE AND EXCHANGEABLE SECURITIES (CORE FIXED INCOME FUND, CORE EQUITY FUND AND BLENDED TOTAL RETURN FUND). These Funds are permitted to invest in convertible and exchangeable securities, subject to the rating and quality requirements specified with respect to equity securities for the Core Equity Fund in "Highlights--Investment Objectives and Policies" in this Prospectus. Convertible securities generally offer fixed interest or dividend yields and may be converted either at a stated price or stated rate for common or preferred stock. Exchangeable securities may be exchanged on specified terms for common or preferred stock. Although to a lesser extent than with Core Fixed Income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible or exchangeable securities tends to vary with fluctuations in the market value of the underlying common or preferred stock. Debt securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to senior debt of the issuer. The Funds may invest in convertible securities rated below investment grade.

         DOMESTIC AND FOREIGN BANK OBLIGATIONS (ALL FUNDS). These obligations include but are not restricted to certificates of deposit, commercial paper, Yankee certificates of deposit, bankers' acceptances, Eurodollar certificates of deposit and time deposits, promissory notes and medium term deposit notes. The Funds will not invest in any obligations of their affiliates, as defined under the 1940 Act.

         Each Fund limits its investment in United States bank obligations to obligations of United States banks (including foreign branches). Each Fund limits its investment in foreign bank obligations to United States dollar-denominated obligations of foreign banks (including United States branches of foreign banks) which in the opinion of the Adviser, are of an investment quality comparable to obligations of United States banks which may be purchased by the Funds. There is no limitation on the amount of the Funds' assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

         Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Investments in fixed time deposits subject to withdrawal penalties maturing from two days through seven days may not exceed 15% of the value of the net assets of the Non-Money Market Funds and 10% of the value of the net assets of the Money Market Fund.

         Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. In that connection, foreign banks are not subject to examination by any United States Government agency or instrumentality.

         Investments in Eurodollar and Yankee dollar obligations involve additional risks. Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

         ZERO COUPON SECURITIES (ALL FUNDS). The Funds may invest in zero coupon securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. Although zero coupon securities do not pay interest to holders prior to maturity, federal income tax law requires a Fund to recognize as interest income a portion of the security's discount each year and that this income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in a Fund elect to receive their dividends in cash rather than reinvest such dividends in additional shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

         VARIABLE RATE DEMAND OBLIGATIONS (ALL FUNDS). Variable rate demand obligations have a maturity of 397 days or less with respect to the Money Market Fund or generally five to twenty years with respect to the Non-Money Market Funds, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. Generally, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day maturity. The remarketing agent is typically a financial intermediary that has agreed to perform these services. Variable rate master demand obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Funds, as lender, and the borrower. Because the obligations are direct lending arrangements between the Funds and the borrower, they will not generally be traded, and there is no secondary market for them, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The borrower also may prepay up to the full amount of the obligation without penalty. While master demand obligations, as such, are not typically rated by credit rating agencies, if not so rated, a Fund may, under its minimum rating standards, invest in them only if, in the opinion of the Adviser, they are of an investment quality comparable to other debt obligations in which the Funds may invest and are within the credit quality policies, guidelines and procedures established by the Board of Trustees. See "Investment Policies" in the SAI for further details on variable rate demand obligations and variable rate master demand obligations.

         OTHER MUTUAL FUNDS (ALL FUNDS). Each Fund may invest in shares of other open-end, management investment companies, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment, provided that any such purchases will be limited to shares of unaffiliated investment companies. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory and administrative fees.

         "WHEN-ISSUED" AND "FORWARD COMMITMENT" TRANSACTIONS (ALL FUNDS). The Funds may purchase securities on a when issued and delayed delivery basis and may purchase or sell securities on a forward commitment basis. When issued or delayed delivery transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment transaction is an agreement by a Fund to purchase or sell securities at a specified future date. When a Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When issued and delayed delivery transactions and forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by a Fund until it receives payment or delivery from the other party to the transaction. A separate account containing only liquid assets equal to the value of purchase commitments will be maintained with the Funds' custodian until payment is made.

         LOANS OF PORTFOLIO SECURITIES (ALL FUNDS). To increase current income, each Fund may lend its portfolio securities in an amount up to 331/3% of each such Fund's total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned. For further information, see "Investment Policies" in the SAI.

         REPURCHASE AGREEMENTS (ALL FUNDS). The Funds may enter into repurchase agreements with any bank and broker-dealer which, in the opinion of the Trustees, presents a minimum risk of bankruptcy. Under a repurchase agreement a Fund acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed upon yield. The agreements will be fully collateralized and the value of the collateral, including accrued interest, marked-to-market daily. The agreements may be considered to be loans made by the purchaser, collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, a Fund may experience a loss of income from the loaned securities and a decrease in the value of any collateral, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of securities. The Money Market Fund may not invest more than 10% and the Non-Money Market Funds may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven business days and in securities for which market quotations are not readily available. For more information about repurchase agreements, see "Investment Policies" in the SAI.

         PORTFOLIO TURNOVER. The Funds generally will not engage in the trading of securities for the purpose of realizing short-term profits, but each Fund will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions or fluctuations in interest rates to accomplish its respective investment objective. For example, each Fund may sell portfolio securities in anticipation of an adverse market movement. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if a Fund considers it advantageous to purchase or sell securities. The Funds do not anticipate that the respective annual portfolio turnover rates will exceed the following: Core Fixed Income Fund, 350%; Core Equity Fund, 200%; Blended Total Return Fund, 280%. A high rate of portfolio turnover involves correspondingly greater transaction expenses than a lower rate, which expenses must be borne by each Fund and its shareholders. High portfolio turnover rates may also make it more difficult for the Funds to satisfy the requirement for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), that less than 30% of each Fund's gross income in any tax year be derived from gains on the sale of securities held for less than three months.


                             MANAGEMENT OF THE FUNDS

         The business and affairs of each Fund are managed under the direction of the Board of Trustees. Information about the Trustees, as well as the Trust's executive officers, may be found in the SAI under the heading "Management--Trustees and Officers."

THE ADVISER:      IBJ SCHRODER BANK & TRUST COMPANY

                  IBJ Schroder Bank & Trust Company ("IBJS") provides investment advisory services to the Funds pursuant to an Advisory Agreement with the Trust (the "Advisory Agreement"). Subject to such policies as the Trust's Board of Trustees may determine, IBJS makes investment decisions for the Funds. For the advisory services it provides to the Funds, IBJS may receive fees based on average daily net assets up to the following annualized rates for the Funds: Reserve Money Market Fund, 0.35%; Core Fixed Income Fund, 0.50%; Core Equity Fund, 0.60%; and Blended Total Return Fund, 0.60%.

                  Each of the portfolio managers listed below has significant experience in managing registered investment company portfolios similar to the Funds. Martin Liebgott, of IBJS, is responsible for the day-to-day management of the Reserve Money Market Fund, the Core Fixed Income Fund and the debt market securities portion of the Blended Total Return Fund's portfolio. Mr. Liebgott has been with IBJS since 1988 and was previously with Citibank, N.A. from 1966 to 1988. Christian Kaefer, Senior Investment Officer of IBJS, is responsible for the day-to-day management of the portfolios of the Core Equity Fund and the equity portion of the Blended Total Return Fund. Mr. Kaefer has been with IBJS since 1987 and was previously with Schroder Capital Management International from 1982 to 1987. James O'Mealia, Senior Portfolio Manager, has been affiliated with IBJS since October 1996 and is responsible for the day-to-day management of the Blended Total Return Fund. Mr. O'Mealia was the Vice President in charge of New York Life Insurance Company's equity and high yield investment from 1989 to 1994, was Chief Operating Officer of McGlinn Capital Management in Wyomissing, PA from 1994 to 1995, and has served as the President of Sunnymeath Asset Management, Inc. since February 1996.

                  Charles Porten, Chief Investment Officer of IBJS oversees the Funds' investments. Mr. Porten does not manage any particular portfolio but exercises general supervisory authority over all portfolio managers. Mr. Porten has been with IBJS since 1988 and was previously with Citibank, N.A. from 1978 to 1988.

                  IBJS, formed in 1929, provides banking, trust and investment services to individuals and institutions. It is 98.3% owned by The Industrial Bank of Japan, Limited (and 1.7% owned by Schroders Incorporated). IBJS acts as the investment adviser to a wide variety of trusts, individuals, institutions and corporations. Its investment management responsibilities, as of December 31, 1996, included accounts with aggregate assets of approximately $2.0 billion. The principal business address of IBJS is One State Street, New York, New York 10004. As of June 24, 1985, The Industrial Bank of Japan, Limited acquired its interest in J. Henry Schroder Bank & Trust Company from Schroders Incorporated. The name of the bank was changed from
                  J. Henry Schroder Bank & Trust Company to IBJ Schroder Bank & Trust Company, effective January 1, 1987. The Industrial Bank of Japan does not perform services for the Trust or any of the Funds.

         Based upon the advice of counsel, IBJS believes that the performance of investment advisory services for the Funds will not violate the Glass Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent IBJS from continuing to perform such services for the Funds. If IBJS were prohibited from acting as investment adviser to the Funds, it is expected that the Board of Trustees would recommend to shareholders approval of a new investment advisory agreement with another qualified investment adviser selected by the Board or that the Board would recommend other appropriate action.

THE SPONSOR AND DISTRIBUTOR

         IBJ Funds Distributor, Inc. acts as Sponsor of the Funds. IBJ Fund Distributor, Inc. is an affiliate of the Administrator of the Funds, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Administrator"). BISYS Fund Services and its affiliated companies, including BISYS Fund Services, Inc. are wholly owned by BISYS Group, Inc. ("BISYS"). BISYS headquartered in Little Falls, New Jersey, supports more than 5,000 financial institutions and corporate clients through two strategic business units. BISYS Information Services Group provides image and data processing outsourcing, and pricing analysis to more than 600 banks nationwide. BISYS Investment Services Group designs, administers and distributes over 60 families of proprietary mutual funds consiting of more than 430 portfolios, and provided 401(k) marketing support, administration, and recordkeeping services in partnership with banking instiutions and investment management companies. BISYS and its affiliates BISYS Fund Services and BISYS Fund Services, Inc. have their prinicipal place of business at 3435 Stelzer Road, Columbus, Ohio 43219. IBJ Funds Distributor, Inc. has its principal place of business at 125 West 55th Street, New York, New York 10019.

         The Funds have adopted a Rule 12b-1 Distribution Plan and Agreement (the "Plan") pursuant to which the Premium Class of each Fund may reimburse the Distributor on a monthly basis for costs and expenses of the Distribution in connection with the distribution and marketing of Premium Class shares. These costs and expenses, which are subject to a maximum limit of 0.35% per annum of the average daily net assets of the Funds include (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees, (iv) costs of printing prospectuses, statements of additional information and other materials to be given or sent to prospective investors, (v) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of shares of the Funds, (vi) costs of shareholder servicing which may be incurred by broker-dealers, banks or other financial institutions, and (vii) other direct and indirect distribution-related expenses, including the provision of services with respect to maintaining the assets of the Funds. As noted above, each Fund also offers "Service Class" of shares. The "Service Classes" are not subject to any Rule 12b-1 fees or entitled to benefits under a Distribution Plan. Each Fund's Premium Class will pay all costs and expenses in connection with the preparation, printing and distribution of its Prospectus to current shareholders and the operation of its Plan, including related legal and accounting fees. No

Premium Class will be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Plan for that Fund year.

ADMINISTRATIVE SERVICES

         The Funds have also entered into an Administration Agreement with BISYS Fund Services pursuant to which BISYS Fund Services provides certain management and administrative services necessary for the Funds' operations including: (i) general supervision of the operation of the Funds including coordination of the services performed by the Funds' Advisers, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' Officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, BISYS Fund Services receives from each Fund a fee, payable monthly, at the annual rate of 0.15% of each Fund's average daily net assets.
Pursuant to a Transfer Agency Agreement between the Trust and BISYS Fund Services, Inc., BISYS Fund Services, Inc. assists the Trust with certain transfer and dividend disbursing agent functions and receives a fee of $15 per account per year plus out of pocket expenses. Pursuant to a Fund Accounting Agreement between the Trust and BISYS Fund Services, Inc., BISYS Fund Services, Inc. assists the Trust in calculating net asset values and provides certain other accounting services for each Fund described therein, for an annual fee of $30,000 per Fund plus out of pocket expenses.

SERVICE ORGANIZATIONS

         Various banks, trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") also may provide administrative services for the Funds, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.50% of the daily net asset value of the Funds' shares owned by shareholders with whom the Service Organization has a servicing relationship.

         The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

OTHER EXPENSES

         Each Fund bears all costs of its operations other than expenses specifically assumed by BISYS, its affiliates or IBJS. The costs borne by the Funds include legal and accounting expenses; Trustees' fees and expenses; insurance premiums; custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Funds' portfolio securities; expenses of registering and qualifying the Funds' shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Funds' portfolio securities and pricing of the Funds' shares; expenses of maintaining the Funds' legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Each Fund bears its own expenses associated with its establishment as a series of the Trust; these expenses are amortized over a five year period from the commencement of a Fund's operations. See "Management" in the SAI. Trust expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among all of the Funds in the Trust in relation to the net assets of each Fund.

PORTFOLIO TRANSACTIONS

         Pursuant to the applicable Advisory Agreement, the Adviser places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Funds, the Adviser will seek the best available price and most favorable execution of the Funds' orders. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. Purchases and sales of securities are generally placed by the Adviser with broker dealers which, in the Adviser's judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. The Adviser may cause a Fund to pay commissions higher than another broker dealer would have charged if the Adviser believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Adviser. Broker dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of order, sale of Fund shares and research provided to the Adviser.


                              FUND SHARE VALUATION

         The net asset value per share of the Funds is calculated at 12:00 noon (Eastern time) for the Money Market Fund and at 4:00 p.m. (Eastern time) for each of the Non-Money Market Funds, Monday through Friday, on each day the New York Stock Exchange is open for trading, which excludes the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day; and the following additional business holidays for the Money Market Fund: Martin Luther King's Birthday, Columbus Day and Veterans Day. The net asset value per share of each Fund is computed by dividing the value of each Fund's net assets (i.e., the value of the assets less the liabilities) by the total number of such Fund's outstanding shares. All expenses, including fees paid to the Adviser and any BISYS affiliate, are accrued daily and taken into account for the purpose of determining the net asset value.

         Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Over the counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Notwithstanding the above, bonds and other Core Fixed Income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

         The Money Market Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. See the SAI for a more complete description of the amortized cost method.


                       PRICING AND PURCHASE OF FUND SHARES

         Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in "good order".

         The following purchase procedures do not apply to certain fund or trust accounts that are managed by IBJS. The customer should consult his or her trust administrator for proper instructions.

         All funds received are invested in full and fractional shares of the appropriate Fund. Certificates for shares are not issued. BISYS Fund Services, Inc. maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Funds reserve the right to reject any purchase. No third party or foreign checks will be accepted.

         An investment may be made using any of the following methods:

         THROUGH IBJS. Shares are available to new and existing shareholders through IBJS or its affiliates or other authorized investment advisers. To make an investment using this method, simply complete a Purchase Application and contact your IBJS representative or investment adviser with instructions as to the amount you wish to invest. They will then contact the Fund to place the order on your behalf on that day.

         Orders received by your IBJS representative for the Non-Money Market Funds in "good order" prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day (which is currently 4:00 p.m., Eastern time), will become effective that day. Orders for the Money Market Fund received prior to 12:00 noon Eastern time will become effective that day. Parties who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instructions from your representative.

         OTHER PURCHASE INFORMATION. Requests in "good order" must include the following documentation: (a) A letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered;
(b) Any required signature  guarantees (see "Signature  Guarantees"  below); and
(c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations pension and profit sharing plans and other organizations.

         SIGNATURE GUARANTEES. To protect shareholder accounts, the Funds and its transfer agent from fraud, signature guarantees are required to enable the Funds to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) and the registered address and (2) share transfer requests. Shareholders may contact the Funds at (800) 99-IBJFD for further details.

         BY WIRE. Investments may be made directly through the use of wire transfers of Federal funds. Contact your bank and request it to wire Federal funds to the applicable Fund. In most cases, your bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. Your bank may charge a fee for handling the transaction. To purchase shares by a Federal funds wire, please contact (800) 99-IBJFD for wiring instructions. A completed Purchase Application must be overnighted to the Fund in advance of the wire at IBJ Funds Trust, c/o BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-8021.

         Purchases to open new accounts which are mailed should be sent to IBJ Funds Trust, P.O. Box 182492, Columbus, Ohio 43218-2492, together with the completed and signed Purchase Application. Purchases made by check in the Funds are not permitted to be redeemed until payment of the purchase has been collected, which may take up to fifteen days after purchase.

         INSTITUTIONAL ACCOUNTS. Bank trust departments and other institutional accounts may place orders directly with the Fund by telephone at (800) 99-IBJFD.


                          MINIMUM PURCHASE REQUIREMENTS

         The minimum initial investment in the Funds is $1,000 unless the investor is a purchaser who at the time of purchase, has a balance of $1,000 or more in any of the IBJ Funds, is a purchaser through a trust or investment account administered by the Adviser, is an employee or an ex-employee of IBJS or is an employee of any of its affiliates, BISYS Fund Services or its affiliates, or any other service provider, or is an employee of any trust customer of IBJS or any of its affiliates. Note that the minimum is $250 for an IRA, other than an IRA for which IBJS or any of its affiliates acts as trustee or custodian. Any subsequent investments must be at least $50, including an IRA investment. All initial investments should be accompanied by a completed Purchase Application. A Purchase Application accompanies this Prospectus. Different minimums apply, and a separate application is required for IRA investments. The Funds reserve the right to reject purchase orders.


                         INDIVIDUAL RETIREMENT ACCOUNTS

         All Funds may be used as a funding medium for IRAs. Shares may also be purchased for IRAs established with IBJS or any of its affiliates or other authorized custodians. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $250, other than an IRA for which IBJS or any of its affiliates acts as trustee or custodian. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information and IRA information, call the Fund at (800) 99-IBJFD.


                             EXCHANGE OF FUND SHARES

         The Funds offer two convenient ways to exchange shares in one Fund for shares in another Fund in the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the Fund into which the exchange will occur, which is available without charge and can be obtained by writing to the Fund at P.O. Box 182492, Columbus, Ohio 43218-2492, or by calling (800) 99-IBJFD. A shareholder may not exchange shares of one Fund for shares of another Fund if the new Fund is not qualified for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is $500. No minimum is required in subsequent exchanges. The Trust may terminate or amend the terms of the exchange privilege at any time.

         A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order, plus any applicable sales charge.

         An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction. Shareholders will receive at least 60 days' prior written notice of any modification or termination of the exchange privilege.

         EXCHANGE BY MAIL. To exchange Fund shares by mail, simply send a letter of instruction to IBJ Funds Trust, P.O. Box 182492, Columbus, Ohio 43218-2492. The letter of instruction must include: (i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties.

         EXCHANGE BY TELEPHONE. To exchange Fund shares by telephone or if you have any questions simply call the Funds at (800) 99-IBJFD. You should be prepared to give the telephone representative the following information: (i) your account number, social security or tax identification number and account registration; (ii) the name of the Fund from and the Fund into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange.  The  conversation  may be  recorded  to  protect  you and the  Funds.
Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application. See "Redemption of Fund Shares--By Telephone" in this Prospectus for a discussion of telephone transactions generally.

         AUTOMATIC   INVESTMENT  PROGRAM.  An  eligible   shareholder  may  also
participate in the Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in one or more of the Funds in the Trust through the use of electronic funds transfers or automatic bank drafts. Shareholders may elect to make subsequent investments by transfers of a minimum of $500 on either the fifth or twentieth day of each month into their established Fund account. Contact the Funds for more information about the Automatic Investment Program.


                            REDEMPTION OF FUND SHARES

         Shareholders may redeem their shares, in whole or in part, on any business day. Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received by the applicable Fund. See "Determination of Net Asset Value" in the SAI. A redemption is a taxable transaction on which gain or loss may be recognized. Generally, however, gain or loss is not expected to be realized on a redemption of shares of the Money Market Fund which seeks to maintain a net asset value per share of $1.00.

         Where the shares to be redeemed have been purchased by check, the redemption request will be returned if the purchasing check has not cleared, which may take up to 15 days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

         Once the shares are redeemed, a Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day. The Funds may, however, take up to seven days to make payment. This will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates.

         REDEMPTION METHODS. To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Funds have no present intention to do so, the Funds reserve the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers. The Funds' services and their provisions may be modified or terminated at any time by the Funds. If the Funds terminate any particular service, they will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

         You may redeem your shares using any of the following methods:

         THROUGH AN IBJS REPRESENTATIVE, OR AUTHORIZED INVESTMENT ADVISER. You may redeem your shares by contacting your IBJS representative or investment adviser and instructing him or her to redeem your shares. He or she will then contact the Fund and place a redemption trade on your behalf. He or she may charge you a fee for this service.

         BY MAIL. You may redeem your shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming shares; (ii) your account number; (iii) the amount to be redeemed, (iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution including a member of a national securities exchange or a commercial bank or trust company, broker-dealers, credit unions and savings associations if required (see "Pricing and Purchase of Fund Shares-Signature Guarantees."). Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.

         BY CHECK: You may redeem your Reserve Money Market Fund shares by drawing checks on your account. You must first complete the signature card provided with the purchase application. Upon receiving the properly completed application and signature card, the Administrator will provide you with checks free of charge. These checks may be made payable to the order of any person in the amount of $500 or more. When a check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed to cover the amount of the check. It is not possible to use a check to close out your account since additional shares accrue daily.

         BY TELEPHONE. You may redeem your shares by calling the Funds toll free at (800) 99 IBJFD. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming shares; and (iii) the amount to be redeemed. The conversation may be recorded to protect you and the Funds. Telephone redemptions are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application or on the Optional Services Form. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Funds fail to employ such reasonable procedures, they may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Funds require some form of personal identification prior to acting upon instructions received by telephone, record telephone instructions and provide written confirmation to investors of such transactions. Redemption requests transmitted via facsimile will not be accepted. Telephone Redemption will be suspended for a period of 10 business days following a telephonic address change.

         OTHER REDEMPTION INFORMATION. Requests in "good order"must include the following documentation: (a) A letter of instruction, if required, signed by all registered owners of the shares int eh exact names in which they are registered;
(b) Any required signature  guarantees (see "Signature  Guarantees"  above); and
(c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

         BY WIRE. You may redeem your shares by contacting the Funds by mail or telephone and instructing them to send a wire transmission to your personal bank. Proceeds of wire redemption for the Money Market Fund generally will be transferred to the designated account on the day the request is received, provided that it is received by 12:00 Noon (Eastern time).

         Your instructions should include: (i) your account number, social security or tax identification number and account registration; (ii) the Fund name from which you are redeeming shares; and (iii) the amount to be redeemed. Wire redemptions can be made only if the "yes" box has been checked on your Purchase Application, and attach a copy of a void check of account where proceeds are to be wired. Your bank may charge you a fee for receiving a wire payment on your behalf.

         The above mentioned services "By Telephone," "By Check" and "By Wire" are not available for IRAs and trust relationships of IBJS.

         SYSTEMATIC WITHDRAWAL PLAN. An owner of $10,000 or more of shares of a Fund may elect to have periodic redemptions from his or her account to be paid on a monthly, quarterly, semi annual or annual basis. The minimum periodic payment is $100. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

         REDEMPTION OF SMALL ACCOUNTS. Due to the disproportionately higher cost of servicing small accounts, each Fund reserves the right to redeem, on not less than 30 days' notice, an account in a Fund that has been reduced by a shareholder to $500 or less. However, if during the 30 day notice period the shareholder purchases sufficient shares to bring the value of the account above $500, this restriction will not apply.

         REDEMPTION IN KIND. All redemptions of shares of the Funds shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Funds make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she could receive less than the redemption value of the securities and could incur certain transaction costs.

                 DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX

         Each Fund is treated as a separate entity for Federal income taxes. Each Fund has elected to be treated and intends to continue to qualify to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and electing, each Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net capital gains in the manner required under the Code.

         Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short term capital gains (generally including any net option premium income) over net long term capital losses). The Reserve Money Market Fund and the Core Fixed Income Fund will declare distributions of such income daily and pay those dividends monthly; the Core Equity Fund will declare and pay distributions annually and the Blended Total Return Fund will declare and pay dividends at least quarterly. Each Fund intends to distribute, at least annually, substantially all realized net capital gain (the excess of net long term capital gains over net short term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

         Distributions will be paid in additional Fund shares based on the net asset value at the close of business on the payment date of the distribution, unless the shareholder elects in writing, not less than five full business days prior to the record date, to receive such distributions in cash. Dividends declared in, and attributable to, the preceding month will be paid within five business days after the end of each month.

         In the case of the Reserve Money Market Fund, shares purchased will begin earning dividends on the day the purchase order is executed and shares redeemed will earn dividends through the previous day. Net investment income for a Saturday, Sunday or a holiday will be declared as a dividend on the previous business day. In the case of the other Funds that declare daily dividends, shares purchased will begin earning dividends on the day after the purchase order is executed, and shares redeemed will earn dividends through the day the redemption is executed.

         Distributions of investment company taxable income (regardless of whether derived from dividends, interest or short term capital gains) will be taxable to shareholders as ordinary income. Distributions of net long term capital gains designated by a Fund as capital gain dividends will be taxable as long term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

         Earnings of the Funds not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of this tax, each Fund intends to comply with this distribution requirement.

         A distribution, including an "exempt interest dividend," will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record in such a month and paid by a Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         A Fund's distributions with respect to a given taxable year may exceed the current and accumulated earnings and profits of that Fund available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

         Any gain or loss realized by a shareholder upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long term or short term, generally depending upon the shareholder's holding period for the shares. A loss realized by a shareholder on a redemption, sale, or exchange of shares of a Fund with respect to which capital gain dividends have been paid will be characterized as a long term capital loss to the extent of such capital gain dividends.

         It is anticipated that a portion of the dividends paid by the Core Equity and Blended Total Return Funds will qualify for the dividends received deduction available to corporations.

         The Funds may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where a Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Most corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

         Those Funds that may invest in securities of foreign issuers may be subject to withholding and other similar income taxes imposed by a foreign country. Each of these Funds intends to elect, if it is eligible to do so under the Code, to "pass through" to its shareholders the amount of such foreign taxes paid. If such an election is made by a Fund, each shareholder of that Fund would be required to include in gross income the taxable dividends received and the amount of pro rata share of those foreign taxes paid by the Fund. Each shareholder would be entitled either to deduct (as an itemized deduction) his pro rata share of the foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his U.S. Federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

         Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund(s) in which they invest. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisers as to the Federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

         If you elect to receive distributions in cash and checks (1)are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distribution will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.


                             INVESTMENT RESTRICTIONS
                        (ALL FUNDS, EXCEPT AS INDICATED)

         (1) No Fund may invest more than 15% (10% with respect to the Reserve Money Market Fund) of the aggregate value of its net assets in investments which are illiquid, or not readily marketable (including repurchase agreements having maturities of more than seven calendar days, time deposits having maturities of more than seven calendar days, and securities of foreign issuers that are not listed on a domestic or foreign securities exchange).

         (2) No Fund may borrow money or pledge or mortgage its assets, except that a Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of that Fund's total net assets (but investments may not be purchased by a Fund while any such borrowings exist).

         (3) No Fund may make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in this Prospectus.

         The foregoing investment restrictions and those described in the SAI as fundamental are policies of each Fund which may be changed only when permitted by law and approved by the holders of a majority of the applicable Fund's outstanding voting securities as described herein under "Other Information--Voting."

         In addition, each Fund is a diversified fund. As such, each will not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities) or purchase more than 10% of the outstanding voting securities of any such issuer. The Reserve Money Market Fund is subject to further diversification requirements with respect to 100% of their assets. Also, each Fund will invest less than 25% of its total assets in the securities of any one industry, excluding the Reserve Money Market Fund which may invest more than 25% of its total assets in instruments issued by the banking industry. For this purpose, U.S. Government securities (and repurchase agreements related thereto) are not considered securities of a single industry.

         If a percentage restriction on investment policies or the investment or use of assets set forth in this Prospectus are adhered to at the time a transaction is effected, later changes in percentage resulting from changing asset values will not be considered a violation.


                         RISKS OF INVESTING IN THE FUNDS

CERTAIN RISK CONSIDERATIONS

         The Reserve Money Market Fund attempts to maintain a constant net asset value of $1.00 per share, although there can be no assurance that the Fund will always be able to do so. The Reserve Money Market Fund may not achieve as high a level of current income as other funds that do not limit their investment to the high quality securities in which the Reserve Money Market Fund invests.

         The price per share of each of the other Funds will fluctuate with changes in value of the investments held by the Fund. For example, the value of a Core Fixed Income Fund's shares will generally fluctuate inversely with the movements in interest rates and a stock fund's shares will generally fluctuate as a result of numerous factors, including but not limited to investors' expectations about the economy and corporate earnings and interest rates. Shareholders of a Fund should expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund. Additionally, a Fund's investment in smaller companies may involve greater risks than investments in large companies due to such factors as limited product lines, markets and financial or managerial resources, and less frequently traded securities that may be subject to more abrupt price movements than securities of larger companies.

         There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In order to attempt to minimize that risk, the Adviser monitors developments in the economy, the securities markets, and with each particular issuer. Also, as noted earlier, each diversified Fund is managed within certain limitations that restrict the amount of a Fund's investment in any single issuer.

         Each of the portfolio managers for the Funds has significant experience in managing registered investment company portfolios similar to the Funds.

         FOREIGN SECURITIES (ALL FUNDS). Investing in the securities of issuers in any foreign country, including ADRs, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and, with respect to the Reserve Money Market Fund, may affect the ability to maintain net asset value. A Fund's objectives may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Through a Fund's flexible policies, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a Fund's investments.


                                OTHER INFORMATION

CAPITALIZATION

         IBJ Funds Trust was organized as a Delaware business trust on August 25, 1994, and currently consists of four separately managed portfolios. The
Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Funds are fully paid, nonassessable and freely transferable.


         Each Fund also offers a Service Class of shares. The Service Class shares are offered at net asset value without a sales load only to certain institutional investors, who are purchasers through a trust or investment account administered by the Adviser, are employees or ex-employees of IBJS or any of its affiliates, BISYS or its affiliates, or any other service provider, or employees of any trust customer of IBJS or any of its affiliates.
Shareholders in the Premium Class of shares may be subject to an additional 12b-1 fee of up to 0.35% of average daily net assets and an additional shareholder servicing charge of up to 0.50% of average daily net assets.


         Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote.

VOTING

         Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Funds' shareholders and does not intend to do so. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust and in connection with such meeting to comply with the shareholders' communications provisions of Section 16(c) of the Act. See "Other Information--Voting Rights" in the SAI.

         Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of a Fund (or the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of a Fund (or the Trust).

PERFORMANCE INFORMATION

         A Fund may, from time to time, include its yield and total return in advertisements or reports to shareholders or prospective investors. Shareholders of the Premium Class of shares will experience a lower net return on their investment than shareholders of the Service Class of shares because of the additional 12b-1 fees and shareholder servicing charge to which Premium Class shareholders may be subject. The methods used to calculate the yield and total return of the Funds is mandated by the SEC. Quotations of "yield" for a Fund (other than the Reserve Money Market Fund) will be based on the investment income per share during a particular 30 day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

         Quotations of "yield" for the Reserve Money Market Fund will be based on the income received by a hypothetical investment (less a pro rata share of Fund expenses) over a particular seven day period, which is then "annualized" (i.e., assuming that the seven day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment).

         "Effective yield" for the Money Market Fund is calculated in a manner similar to that used to calculate yield, but includes the compounding effect of earnings on reinvested dividends.

         Quotations of yield and effective yield reflect only a Fund's performance during the particular period on which the calculations are based. Yield and effective yield for a Fund will vary based on changes in market conditions, the level of interest rates and the level of that Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         Quotations of average annual total return for a Fund (other than the Reserve Money Market Fund) will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in that Fund over periods of 1, 5 and 10 years (up to the life of that Fund), reflect the deduction of a proportional share of Fund expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

         Performance information for a Fund may be compared to various unmanaged indices, such as those indices prepared by Lipper Analytical Services, Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Funds and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Funds, see "Other Information--Yield and Performance Information" in the SAI.

ACCOUNT SERVICES

         All transactions in shares of the Funds will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the Funds have been advised that the statement may be transmitted to the customer at the discretion of the service organization.

         BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services acts as the Funds' transfer agent. The Trust compensates BISYS Fund Services, the Trust's administrator, pursuant to the Transfer Agency Agreement described on page 14 of this Prospectus, for providing personnel and facilities to perform dividend disbursing and transfer agency related services for the Trust.

SHAREHOLDER INQUIRIES

         All shareholder inquiries should be directed to IBJ Funds Trust, P.O. Box 182492, Columbus, Ohio 43218-2492.

         General and Account Information: (800) 99-IBJFD.

                                    APPENDIX

DESCRIPTION OF MOODY'S BOND RATINGS:

         Excerpts from Moody's description of its four highest bond ratings are listed as follows: Aaa--judged to be the best quality and they carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds; A--possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa--considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Other Moody's bond descriptions include: Ba--judged to have speculative elements, their future cannot be considered as well assured; B--generally lack characteristics of the desirable investment; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--speculative in a high degree, often in default; C--lowest rated class of bonds, regarded as having extremely poor prospects.

         Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

         Excerpts from S&P's description of its four highest bond ratings are listed as follows: AAA--highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA--also qualify as high grade obligations, having a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A--regarded as upper medium grade, having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories;
BBB--regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. BB, B, CCC, CC--predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and CC the lowest within the speculative rating categories.

         S&P applies indicators "+, -," no character, and relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

         Moody's ratings for state and municipal short term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short term credit and long-term risk. Short term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

         MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

         MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample although not as large as in the preceding group.

IBJ FUNDS

Address for
Trust Clients of IBJS
---------------------
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

Investment Adviser
------------------
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

Administrator and Sponsor
-------------------------
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

Distributor
-----------
IBJ Funds Distributor, Inc.
125 West 55th Street
New York, New York 10019

Custodian
---------
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

Counsel
-------
Baker & McKenzie
805 Third Avenue
New York, New York  10022

Independent Accountants
---------------------
Coopers & Lybrand L.L.P.
1301 Avenue of the Americas
New York, New York  10019


                                 IBJ FUNDS TRUST


                                   A FAMILY OF
                                  MUTUAL FUNDS

THE RESERVE MONEY MARKET FUND SEEKS TO PROVIDE INVESTORS WITH CURRENT INCOME, LIQUIDITY AND THE MAINTENANCE OF A STABLE $1.00 NET ASSET VALUE BY INVESTING IN HIGH QUALITY, SHORT-TERM OBLIGATIONS

THE CORE FIXED INCOME FUND (FORMERLY, THE BOND FUND) SEEKS TO PROVIDE INVESTORS WITH A HIGH LEVEL OF TOTAL RETURN BY INVESTING IN FIXED DEBT MARKET SECURITIES MANAGED FOR TOTAL RETURN

THE CORE EQUITY FUND SEEKS TO PROVIDE INVESTORS WITH LONG-TERM CAPITAL APPRECIATION

THE BLENDED TOTAL RETURN FUND (FORMERLY, THE GROWTH AND INCOME FUND) SEEKS TO PROVIDE INVESTORS WITH LONG-TERM CAPITAL APPRECIATION AND CURRENT INCOME FOR A HIGH TOTAL RETURN BY INVESTING IN A BALANCE OF EQUITIES AND DEBT MARKET SECURITIES.

                            PREMIUM CLASS PROSPECTUS


                                 MARCH 28, 1997



                               Investment Adviser
                                IBJ SCHRODER BANK
                                 & TRUST COMPANY














                                 IBJ FUNDS TRUST
                                3435 STELZER ROAD

                              COLUMBUS, OHIO 43219
                 GENERAL AND ACCOUNT INFORMATION: (800) 99-IBJFD



--------------------------------------------------------------------------------




              IBJ Schroder Bank & Trust Company--Investment Adviser

                                    ("IBJS")

                     BISYS Fund Services Limited Partnership
                           d/b/a BISYS Fund Services-

                            Administrator and Sponsor
                    ("BISYS Fund Services" or the "Sponsor")

                          IBJ Funds Distributor, Inc. -
                                   Distributor

                               (the "Distributor")



                       STATEMENT OF ADDITIONAL INFORMATION

             This Statement of Additional Information (the "SAI") describes one money market fund (the "Money Market Fund") and three non-money market funds (the "Non-Money Market Funds") (collectively, the "Funds"), all of which are managed by IBJS.

The Funds are:

             MONEY MARKET FUND

             o     Reserve Money Market Fund


             NON-MONEY MARKET FUNDS

             o     Core Fixed Income Fund (formerly, Bond Fund)
             o     Core Equity Fund
             o     Blended Total Return Fund (formerly, Growth and Income
                   Fund)



             Each Fund constitutes a separate investment portfolio with distinct investment objectives and policies. Shares of the Funds are sold to the public by IBJ Funds Distributor, Inc. as an investment vehicle for individuals, institutions, corporations and fiduciaries, including customers of IBJS or its affiliates.


             This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by a prospectus for the applicable Fund dated March 28, 1997 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in each Prospectus and should be read in conjunction with the applicable Prospectus. The Prospectuses may be obtained without charge by writing or calling the Funds at the address and information telephone number printed above.

March 28, 1997

                                TABLE OF CONTENTS

INVESTMENT POLICIES................................................... 1

INVESTMENT RESTRICTIONS.............................................. 15

MANAGEMENT............................................................17


EXPENSES .............................................................25


DETERMINATION OF NET ASSET VALUE......................................25

PORTFOLIO TRANSACTIONS................................................27

TAXATION..............................................................30

OTHER INFORMATION.....................................................38

FINANCIAL STATEMENTS..................................................43

                               INVESTMENT POLICIES

             The Prospectuses discuss the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

             U.S. GOVERNMENT AGENCY OBLIGATIONS (All Funds). These Funds may invest in obligations of agencies of the United States Government. Such agencies include, among others, Farmers Home Administration, Federal Farm Credit System, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. The Funds may purchase securities issued or guaranteed by the Government National Mortgage Association which represent participation in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Land Banks, Federal National Mortgage Association and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (e.g., Government National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

             COMMERCIAL PAPER (All Funds). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by the Funds are, at the time of investment, rated in one of the top two rating categories of at least one Nationally Recognized

Statistical Rating Organization ("NRSRO") or, if not rated, are, in the opinion of the Adviser, of an investment quality comparable to rated commercial paper in which the Funds may invest, or, with respect to the Reserve Money Market Fund,
(i) rated "P-1" by Moody's Investors Service, Inc. ("Moody's") and "A-1" or better by Standard & Poor's Corporation ("S&P") or in a comparable rating category by any two NRSROs that have rated the commercial paper or (ii) rated in a comparable category by only one such organization if it is the only organization that has rated the commercial paper (and provided the purchase is approved or ratified by the Board of Trustees).

             CORPORATE DEBT SECURITIES (All Funds). Fund investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for each Fund.

             After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Fund's Adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

             The Fund may invest in Convertible Debt rated in categories regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

             BANK OBLIGATIONS. (All Funds). A description of the bank obligations which the Funds may purchase is set forth in the Prospectuses. These obligations include, but are not limited to, domestic, Eurodollar and Yankeedollar certificates of deposits, time deposits, bankers' acceptances, commercial paper, bank deposit notes and other promissory notes including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with a commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Eurodollar obligations are U.S. Dollar obligations issued outside the United States by domestic or foreign entities. Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. Bearer deposit notes are obligations of a bank, rather than a bank holding company. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.


             VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND OBLIGATIONS (All Funds). The Funds may, from time to time, buy variable rate demand obligations issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity of 397 days or less with respect to the Money Market Fund or generally five to twenty years with respect to the Non- Money Market Funds, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities may or may not be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest.


             The Funds may also buy variable rate master demand obligations. The terms of these obligations permit the investment of fluctuating amounts by the Funds at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the obligation at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the obligation without penalty. The obligations may or may not be backed by bank letters of credit. Because the obligations are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, upon demand. The Funds have no limitations on the type of issuer from whom the obligations will be purchased. The Funds will invest in variable rate master demand obligations only when such obligations are determined by the Adviser, pursuant to guidelines established by the Board of Trustees, to be of comparable quality to rated issuers or instruments eligible for investment by the Funds.

             WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES (All Funds). The Funds may purchase securities on a when-issued or delayed- delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the transaction. The securities so purchased are subject to market fluctuation during this period and no income accrues to the Fund until settlement takes place. To facilitate such acquisitions, the Funds will maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to the value of such commitments. On the delivery dates for such transactions, each Fund will meet obligations from maturities or sales of the securities held in the separate account and/or from cash flow. While the Funds normally enter into these transactions with the intention of actually receiving or delivering the securities, they may sell these securities before the settlement date or enter into new commitments to extend the delivery date into the future, if the Adviser considers such action advisable as a matter of investment strategy. Such securities have the effect of leverage on the Funds and may contribute to volatility of a Fund's net asset value.

             LOANS OF PORTFOLIO SECURITIES (All Funds). The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or approved bank letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 331/3% of the total assets of a particular Fund.

             The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

             REPURCHASE AGREEMENTS (All Funds). The Funds may invest in securities subject to repurchase agreements with any bank or registered broker-dealer who, in the opinion of the Trustees, present a minimum risk of bankruptcy. Such agreements may be considered to be loans by the Funds for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. IBJS will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

             REVERSE REPURCHASE AGREEMENTS (All Funds). The Funds may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

             ILLIQUID SECURITIES (All Funds). Each Fund has adopted a fundamental policy with respect to investments in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

             In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on either an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

             Each Fund may also invest in restricted securities issued under
Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will be treated as illiquid and subject to the Fund's investment restriction on illiquid securities.

             The Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. It is the intent of the Funds to invest, pursuant to procedures established by the Board of Trustees and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

             Pursuant to guidelines set forth by and under the supervision of the Board of Trustees, the Adviser will monitor the liquidity of restricted securities in a Fund's portfolio. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1)the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Investment Adviser; (2)the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Investment Adviser; (3) dealer undertakings to make a market in the security; (4)the nature of the security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by a Fund does not exceed 10% of the Fund's average daily net assets. Rule 144A securities which are determined to be liquid based upon their trading markets will not, however, be required to be included among the securities considered to be illiquid for purposes of Investment Restriction No.
1. Investments in Rule 144A securities could have the effect of increasing Fund illiquidity.

             MUNICIPAL COMMERCIAL PAPER (All Funds). Municipal commercial paper is a debt obligation with a stated maturity of one year or less which is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. Investments in municipal commercial paper are limited to commercial paper which is rated at the date of purchase: (i) "P-1" by Moody's and "A-1" or "A-1+" by S&P "P-2" (Prime-2) or better by Moody's and "A-2" or better by S&P or (ii) in a comparable rating category by any two of the NRSROs that have rated commercial paper or (iii) in a comparable rating category by only one such organization if it is the only organization that has rated the commercial paper or (iv) if not rated, is, in the opinion of IBJS, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees.

             Issuers of municipal commercial paper rated "P-1" have a "superior capacity for repayment of short-term promissory obligations". The "A-1" rating for commercial paper under the S&P classification indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+". Commercial paper receiving a "P-2" rating has a strong capacity for repayment of short-term promissory obligations. Commercial paper rated "A-2" has the capacity for timely payment although the relative degree of safety is not as overwhelming as for issues designated "A-1". See the Appendix for a more complete description of securities ratings.

             MUNICIPAL NOTES (All Funds). Municipal notes are generally sold as interim financing in anticipation of the collection of taxes, a bond sale or receipt of other revenue. Municipal notes generally have maturities at the time of issuance of one year or less. Investments in municipal notes are limited to notes which are rated at the date of purchase: (i) MIG 1 or

MIG 2 by Moody's and in a comparable rating category by at least one other nationally recognized statistical rating organization that has rated the notes, or (ii) in a comparable rating category by only one such organization, including Moody's, if it is the only organization that has rated the notes, or (iii) if not rated, are, in the opinion of IBJS, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees.

             Notes rated "MIG 1" are judged to be of the "best quality" and carry the smallest amount of investment risk. Notes rated "MIG 2" are judged to be of "high quality, with margins of protection ample although not as large as in the preceding group."

             MUNICIPAL BONDS (All Funds). Municipal bonds generally have a maturity at the time of issuance of more than one year. Municipal bonds may be issued to raise money for various public purposes -- such as constructing public facilities and making loans to public institutions. There are generally two types of municipal bonds: general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. Revenue bonds are backed by the revenues of a project or facility -- tolls from a toll road, for example. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. Industrial development revenue bonds (which are private activity bonds) are a specific type of revenue bond backed by the credit and security of a private user, and therefore investments in these bonds have more potential risk. Investments in municipal bonds are limited to bonds which are rated at the date of purchase "A" or better by a NRSRO. Municipal bonds generally have a maturity at the time of issuance of more than one year.


             OPTIONS ON SECURITIES (Core Fixed Income Fund, Core Equity Fund and Blended Total Return Fund). The Funds may purchase put and call options and write covered put and call options on securities in which each Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions (i.e., over-the-counter
(OTC) options). The writer of a call option, who receives a premium, has the obligation, upon exercise, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

             The Funds may write put and call options on securities only if they are covered, and such options must remain covered as long as the Fund is obligated as a writer. A call option is covered if a Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a Fund maintains cash, U.S. Treasury bills or other illiquid securities with a value equal to the exercise price in a segregated account with its custodian.

             The principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, the Funds forego the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retain the risk of loss should the price of the security decline. In return for the premium received for a put option, the Funds assume the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss. The Funds may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

             Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. OTC options are not generally terminable at the option of the writer and may be closed out only by negotiation with the holder. There is also no assurance that a liquid secondary market on an exchange will exist. In addition, because OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933, there is no assurance that the Funds will succeed in negotiating a closing out of a particular OTC option at any particular time. If a Fund, as covered call option writer, is unable to effect a closing purchase transaction in the secondary market or otherwise, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

             The staff of the SEC has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is in-the-money. Pending resolution of the issue, the Funds will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, assets as subject to each such Fund's limitation on investments in securities that are not readily marketable.


             FUTURES, RELATED OPTIONS AND OPTIONS ON STOCK INDICES (Core Fixed Income Fund, Core Equity Fund and Blended Total Return Fund). Each Fund may attempt to reduce the risk of investment in equity securities by hedging a portion of its portfolio through the use of certain futures transactions, options on futures traded on a board of trade and options on stock indices traded on national securities exchanges. In addition, each Fund may hedge a portion of its portfolio by purchasing such instruments during a market advance or when IBJS anticipates an advance. In attempting to hedge a portfolio, a Fund may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts, and engage in related closing transactions. Each Fund will use these instruments primarily as a hedge against changes resulting from market conditions in the values of securities held in its portfolio or which it intends to purchase.

             A stock index assigns relative weighting to the common stocks in the index, and the index generally fluctuates with changes in the market values of these stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Each Fund will sell stock index futures only if the amount resulting from the multiplication of the then current level of the indices upon which such futures contracts are based, and the number of futures contracts which would be outstanding, do not exceed one-third of the value of the Fund's net assets.


             When a futures contract is executed, each party deposits with a broker or in a segregated custodial account up to 5% or more (in foreign markets) of the contract amount, called the "initial margin," and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the broker or segregated account.


             In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer's position in a stock index futures contract. If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires. In the case of options on stock indexes, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to receive cash equal to the dollar amount of the difference between the closing price of the relevant index and the option exercise price times a specified multiple, called the "multiplier."

             During a market decline or when IBJS anticipates a decline, each Fund may hedge a portion of its portfolio by selling futures contracts or purchasing puts on such contracts or on a stock index in order to limit exposure to the decline. This provides an alternative to liquidation of securities positions and the corresponding costs of such liquidation. Conversely, during a market advance or when IBJS anticipates an advance, each Fund may hedge a portion of its portfolio by purchasing futures, options on these futures or options on stock indices. This affords a hedge against a Fund not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual securities which may later be purchased in a more advantageous manner. Each Fund will sell options on futures and on stock indices only to close out existing positions.


             INTEREST RATE FUTURES CONTRACTS (Core Fixed Income Fund, Core Equity Fund and Blended Total Return Fund). These Funds may, to a limited extent, enter into interest rate futures contracts--i.e., contracts for the future delivery of securities or index-based futures contracts--that are, in the opinion of IBJS, sufficiently correlated with the Fund's portfolio. These investments will be made primarily in an attempt to protect a Fund against the effects of adverse changes in interest rates (i.e., "hedging"). When interest rates are increasing and portfolio values are falling, the sale of futures contracts can offset a decline in the value of a Fund's current portfolio securities. The Funds will engage in such transactions primarily for bona fide hedging purposes.

             OPTIONS ON INTEREST RATE FUTURES CONTRACTS (Core Fixed Income Fund, Core Equity Fund and Blended Total Return Fund). These Funds may purchase put and call options on interest rate futures contracts, which give a Fund the right to sell or purchase the underlying futures contract for a specified price upon exercise of the option at any time during the option period. Each Fund may also write (sell) put and call options on such futures contracts. For options on interest rate futures that a Fund writes, such Fund will receive a premium in return for granting to the buyer the right to sell to the Fund or to buy from the Fund the underlying futures contract for a specified price at any time during the option period. As with futures contracts, each Fund will purchase or sell options on interest rate futures contracts primarily for bona fide hedging purposes.

             RISKS OF OPTIONS AND FUTURES CONTRACTS. One risk involved in the purchase and sale of futures and options is that a Fund may not be able to effect closing transactions at a time when it wishes to do so. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market for them, and there can be no assurance that a liquid market will exist for the contract or the option at any particular time. To mitigate this risk, each Fund will ordinarily purchase and write options only if a secondary market for the options exists on a national securities exchange or in the over-the-counter market. Another risk is that during the option period, if a Fund has written a covered call option, it will have given up the opportunity to profit from a price increase in the underlying securities above the exercise price in return for the premium on the option (although the premium can be used to offset any losses or add to a Fund's income) but, as long as its obligation as a writer continues, such Fund will have retained the risk of loss should the price of the underlying security decline. Investors should note that because of the volatility of the market value of the underlying security, the loss from investing in futures transactions is potentially unlimited. In addition, a Fund has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once a Fund has received an exercise notice, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

             The Funds' successful use of stock index futures contracts, options on such contracts and options on indices depends upon the ability of IBJS to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the futures contract and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases in the case of stock index futures as the composition of the Funds' portfolios diverge from the composition of the relevant index. Such imperfect correlation may prevent the Funds from achieving the intended hedge or may expose the Funds to risk of loss. In addition, if the Funds purchase futures to hedge against market advances before they can invest in common stock in an advantageous manner and the market declines, the Funds might create a loss on the futures contract. Particularly in the case of options on stock index futures and on stock indices, the Funds' ability to establish and maintain positions will depend on market liquidity. The successful utilization of options and futures transactions requires skills different from those needed in the selection of the Funds' portfolio securities. The Funds believe that IBJS possesses the skills necessary for the successful utilization of such transactions.

             The Funds are permitted to engage in bona fide hedging transactions (as defined in the rules and regulations of the Commodity Futures Trading Commission) without any quantitative limitations. Futures and related option transactions which are not for bona fide hedging purposes may be used provided the total amount of the initial margin and any option premiums attributable to such positions does not exceed 5% of each Fund's liquidating value after taking into account unrealized profits and unrealized losses, and excluding any in-the-money option premiums paid. The Funds will not market, and are not marketing, themselves as commodity pools or otherwise as vehicles for trading in futures and related options. The Funds will segregate liquid assets such as cash, U.S. Government securities or other liquid high grade debt obligations to cover the futures and options.

                             INVESTMENT RESTRICTIONS

             The following restrictions, all of which are fundamental policies, restate or are in addition to those described under "Investment Restrictions" in the Prospectuses.

             Each Fund, except as indicated, may not:

             (1) Invest more than 15% (10% with respect to the Money Market
       Fund) of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange);

             (2) Borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may enter into reverse repurchase agreements or borrow from banks up to 10% of the current value of its net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by the Fund while any such borrowings exist);

             (3) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

             (4) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or the SAI;

             (5) Invest in companies for the purpose of exercising control or management;

             (6) Invest more than 10% of its net assets in shares of other investment companies;

             (7) Invest in real property (including limited partnership interests but excluding real estate investment trusts and master limited partnerships), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions;

             (8) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

             (9) Sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

             (10) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

             (11) Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, IBJS, the Sponsor, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

             (12) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

             (13) Invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges;

             (14) Write, purchase or sell puts, calls or combinations thereof, except that the Income, Stock and Growth and Income Funds may purchase or sell puts and calls as otherwise described in the Prospectus or SAI; however, no Fund will invest more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging; or

             (15) Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years' continuous operation.

                                   MANAGEMENT

TRUSTEES AND OFFICERS


             The principal occupations of the Trustees and executive officers of the Trust for the past five years as well as ages are listed below. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219. Currently, no Trustee is deemed to be an "interested persons" of the Trust for purposes of the 1940 Act.

ROBERT H. DUNKER, Trustee, (Retired); formerly, Executive Vice
President, Trust Administration, First Fidelity Bank, N.A., New
Jersey; Director, E.J. Brooks Co.; 410 NE Plantation Road #322,
Stuart, FL  34996; Age: 66

STEPHEN V.R. GOODHUE, Trustee (Retired); formerly, Senior Vice
President Manufacturer's Hanover Trust Company; 237 Mount Holly
Road, Katonah, New York 10536; Age: 68

EDWARD F. RYAN, Trustee; Member, Arbitration Committee, New York Stock Exchange (5/85-11/91); Member, Advisory Board, MBW Venture Capital Partners Limited Partnership (5/84-Present); Director, Financial News Network Inc. (12/83-7/92); Director, Data Broadcasting Corporation (7/92-12/93);177 Highland Avenue, Short Hills, New Jersey 07078; Age: 75

GEORGE H. STEWART, Trustee and Chairman; (Retired); formerly,
Vice President and Treasurer, Ciba-Geigy Corporation; 4425 SE
Waterford Drive, Stuart, Florida 34997; Age: 65

W. Anthony Turner, President; Senior Vice President and Regional Client Executive, BISYS Fund Services, Inc. (1996-Present); Senior Vice President and National Sales Manager, First Union Brokerage Services, Inc. 1995; Senior Vice President, Global Finance Group, NationsBanc Capital Markets Inc. (1993-1995); executive vice president and Principal, The Selbst Groups, Inc. (1988-1993); Vice President, Putnam Investments (1987-1988); BISYS Fund Services, 125 West 55th Street, New York, New York 10019; Age: 36

MICHAEL SAKALA, Treasurer; Vice President and Treasurer, BISYS
Fund Services, Inc. (12/96-Present; Associate Director of Fund

Accounting BISYS Fund Services, Inc.(4/96-12/96);head of worldwide Fund Administration at Bankque Paribas Luxemburg (4/94- 4/96);Accounting Manager at Fidelity Investments in Boston, MA (6/89-4/94; BISYS Fund Services, 125 West 55th Street, New York, New York 10019; Age: 31

CHARLES L. BOOTH, Vice President; Vice President, BISYS Fund
Services, Inc. (9/96-Present); Associate Director, BISYS Fund
Services, Inc. (1/94-8/96); Manager, BISYS Fund Services, Inc.
(1/91-12/93); Age: 36

GEORGETTE L. HORTON, Vice President; Director, BISYS Fund Services, Inc. (10/96-Present); Assistant Vice President of Regional Sales at PaineWebber (6/93-9/96; Marketing Representative for Eaton Vance Distributors (6/92-12/93); BISYS Fund Service, Inc. 125 West 55th Street, New York, New York 10019; Age: 31

SHERYL HIRSCHFELD, Secretary ; Manager-Legal Services, BISYS Fund Services (1/97-Present); formerly, Director of Corporate Secretary Services of Furman Selz LLC (11/94-12/96); Assistant to Corporate Secretary and General Counsel of The Dreyfus Corporation (1982-1994); BISYS Fund Services, Inc. 125 West 55th Street, New York, New York 10019; Age: 36

ALAINA V. METZ, Assistant Secretary; Chief Administrative Officer
of BISYS Fund Services (6/95-Present); Supervisor of Blue Sky
Department at Alliance Capital Management, L.P. (5/89-6/95); Age:
29


BRUCE TREFF, Assistant Secretary; Counsel, BISYS Fund Services,
Inc.(9/95-Present);Manager, Alliance Capital Management, L.P.
(8/89-9/95); Age: 30

             Trustees of the Trust not affiliated with the Sponsor receive from the Trust an annual retainer of $5,000, $7,000 for the Chairman, and a fee of $500 for each Board of Trustees meeting and $500 for each Board committee meeting of the Trust attended and $500 additional for the Audit Committee Chairman and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with the Sponsor do not receive compensation from the Trust.

                               COMPENSATION TABLE*



                                                                 Pension or
                                                                 Retirement
                                                                  Benefits
                                               Aggregate         Accrued as                                  Total
                                             Compensation          Part of              Annual           Compensation
                                               from the             Trust           Benefits Upon          From the
NAME OF PERSON, POSITION                         Trust            Expenses            Retirement         Fund Complex
------------------------                     ------------        ----------         -------------        ------------
Robert H. Dunker, Trustee................        $8,000              0                  N/A                 $8,000
Stephen V.R. Goodhue, Trustee............         9,500              0                  N/A                  9,500
Edward F. Ryan, Trustee..................         8,000              0                  N/A                  8,000
George Stewart, Trustee..................        10,000              0                  N/A                 10,000

----------------------------
*      Represents the total compensation paid to such persons for the fiscal year ended November 30, 1996.

             As of March 3, 1997, Officers and Trustees of the Trust, as a group, own less than 1% of the outstanding shares of the Funds.



INVESTMENT ADVISER

IBJ SCHRODER BANK & TRUST COMPANY


             IBJ Schroder Bank & Trust Company provides investment advisory services to the Funds pursuant to an Advisory Agreement with the Trust (the "Advisory Agreement"). Subject to such policies as the Trust's Board of Trustees may determine, IBJS makes investment decisions for the Funds. The Advisory Agreement provides that, as compensation for services thereunder, IBJS is entitled to receive from each Fund it manages a monthly fee at an annual rate based upon average daily net assets of the Fund as set forth in the table of Fund Expenses in the Prospectus. For the period from February 1, 1995 (commencement of operations) to November 30, 1995, IBJS earned investment advisory fees of $74,958, $96,897, $387,797 and $214,009 for the Reserve Money Market Fund, Core Fixed Income Fund, Core Equity Fund and Blended Total Return Fund, respectively. For the same period, IBJS has voluntarily waived investment advisory fees of $11,703, $19,383, $64,441 and $35,817, for the Reserve Money Market Fund, Core Fixed Income Fund, Core Equity Fund and Blended Total Return Fund, respectively. For the fiscal year ended November 30, 1996,

IBJS earned investment advisory fees of $106,107, $132,005, $533,300 and $341,198 for the Reserve Money Market Fund, Core Fixed Income Fund, Core Equity Fund and Blended Total Return Fund, respectively. For the same period, IBJS has voluntarily waived investment advisory fees of $106,107, $26,400, $88,874 and

$56,745, respectively.

             The Adviser voluntarily agreed to cap the expense ratio of the Reserve Money Market Fund at 0.64% for the first year. In order to maintain this ratio the adviser agreed to reimburse $46,886 to the Fund.


             IBJS, formed in 1929, provides banking, trust and investment services to individuals and institutions. It is 98.3% owned by The Industrial Bank of Japan, Limited (and 1.7% owned by Schroder Incorporated). IBJS acts as the investment adviser to a wide variety of trusts, individuals, institutions and corporation. Its investment management responsibilities, as of December 31, 1996, included accounts with aggregate assets of approximately $2.0 billion. The principal business address of IBJS is One State Street, New York, New York 10004.


             The Investment Advisory Contracts for the Funds will continue in effect for a period beyond two years from the date of their execution only as long as such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Funds or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contracts may be terminated without penalty by vote of the Trustees or the shareholders of the Funds, or by IBJS, on 60 days written notice by either party to the Contract and will terminate automatically if assigned.

DISTRIBUTION OF FUND SHARES

             The Trust retains IBJ Funds Distributor, Inc., to serve as principal underwriter for the shares of the Funds pursuant to a Distribution Contract. The Distribution Contract provides that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

DISTRIBUTION PLAN

             The Trustees of the Fund have voted to adopt a Master Distribution Plan (the "Plan") pursuant to Rule l2b-1 of the Investment Company Act of 1940 (the "1940 Act") for the Premium class shares of the Fund after having concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its Premium class shareholders. The Plan provides for a monthly payment by the Premium class shares of the Fund to the Distributor in such amounts that the Distributor may request or for direct payment by the Premium class shares of the Fund, for certain costs incurred under the Plan, subject to periodic Board approval, provided that each such payment is based on the average daily value of the Fund's net assets during the preceding month and is calculated at an annual rate not to exceed 0.35%. (Certain expenses of the Fund may be reduced in accordance with applicable state expense limitations. See "Fees and Expenses").

             The Distributor will use all amounts received under the Plan for payments to broker-dealers or financial institutions (but not including banks) for their assistance in distributing shares of the Fund and otherwise promoting the sale of Fund shares, including payments in amounts based on the average daily value of Fund shares owned by shareholders in respect of which the broker-dealer or financial institution has a distributing relationship. The Distributor may also use all or any portion of such fees to pay Fund expenses such as the printing and distribution of prospectuses sent to prospective investors; the preparation, printing and distribution of sales literature and expenses associated with media advertisements.

             The Plan provides for the Distributor to prepare and submit to the Board of Trustees on a quarterly basis written reports of all amounts expended pursuant to the Plan and the purpose for which such expenditures were made. The Plan provides that it may not be amended to increase materially the costs which the Premium class shares of the Fund may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who neither are "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust.


             The Plan and the related Administration Agreement between the Trust and the Sponsor are subject to annual approval, by the Board of Trustees and by the Trustees who neither are "interested persons" nor have any direct or indirect financial interest in the operation of the Plan or in the Administration Agreement, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Board of Trustees of the Trust approved the Plan at a meeting held on September 12, 1996. The Plan was submitted to the shareholders of the Premium class shares of the Fund and approved at a special meeting held on November 17, 1994. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in the Administration Agreement or by vote of the holders of a majority of the shares of the Fund. No payments were made pursuant to the Plan on behalf of any of the Funds during the period from February 1, 1995 (commencement of operations) to November 30, 1995 and for the fiscal year ended November 30, 1996.

ADMINISTRATION SERVICES

             BISYS Fund Services provides management and administrative services necessary for the operation of the Funds, including among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions and (iii) general supervision of the operation of the Funds, including coordination of the services performed by IBJS, the Distributor, transfer agent, custodians, independent accountants, legal counsel and others. In addition, BISYS Fund Services furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Trustees affiliated with BISYS Fund Services. For these services, BISYS Fund Services receives from each Fund a fee, payable monthly, at the annual rate of 0.15% of each Fund's average daily net assets. For the period from February 1, 1995 (commencement of Operations) to November 30,1995, Furman Selz LLC, the previous Administrator, earned Administrative Services fees of $31,630, $29,070, $97,007 and $53,463 for the Reserve Money Market Fund, Core Fixed Income Fund, Core Equity Fund and Blended Total Return Fund, respectively. For the fiscal year ended November 30, 1996, Furman Selz LLC earned Administrative Services fees of $52,601, $39,602, $133,328 and $85,315 for the Reserve Money Market Fund, Core Fixed Income Fund, Core Equity Fund and Blended Total Return Fund, respectively. Pursuant to a Fund Accounting Agreement between the Trust and BISYS Fund Services, Inc., BISYS Fund Services, Inc. assists the Trust in calculating net asset values and provides certain other accounting services for each Fund described therein, for an annual fee of $30,000 per Fund plus out of pocket expenses. For the period from February 1, 1995 (commencement of operations) to November 30, 1995, Furman Selz LLC, the previous accounting agent, earned Fund Accounting fees and expenses of $26,667, $30,757, $27,854 and $40,164 for the Reserve Money Market Fund, Core Fixed Income Fund, Core Equity Fund and Blended Total Return Fund, respectively. For the fiscal year ended November 30, 1996, Furman Selz LLC earned Fund Accounting fees and expenses of $30,668, $41,721, $33,836 and $43,504 for the Reserve Money Market Fund, Core Fixed Income Fund, Core Equity Fund and Blended Total Return Fund, respectively. Pursuant to a Transfer Agency Agreement between the Trust and BISYS Fund Services, Inc. , BISYS Fund Services, Inc. assists the Trust with certain transfer and dividend disbursing agent functions and receives a fee of $15 per account per year per fund plus out of pocket expenses.

             The Administration Agreement is terminable with respect to the Funds, at any time, by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administration Agreement upon written notice of nonrenewal given at least 60 days prior to the end of the then-current term and payment of the remaining fees for the then-current term. The Agreement shall remain in effect for one year from the date of the conversion of services to BISYS data processing system, and subject to annual approval of the Fund's Board of Trustees for one-year periods thereafter.

SERVICE ORGANIZATIONS


             For Premium Class Shareholders, the Trust also contracts with banks (including IBJS), trust companies, broker-dealers or other financial organizations ("Service Organizations") to provide certain administrative services for the Funds. Services provided by Service Organizations may include among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with shareholders orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in shareholders designating accounts; providing periodic statements showing a shareholder's account balance and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a shareholder's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Funds to shareholders; and providing such other services as the Funds or a shareholder reasonably may request, to the extent permitted by applicable statute, rule or regulation. The payments will not exceed on an annualized basis an amount equal to 0.50% of the average daily value during the month of Fund shares owned by customers in subaccounts of which the Service Organization is record owner as nominee for its customers. Neither BISYS Fund Services, nor the Distributor will be a Service Organization or receive fees for servicing.


             The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

             If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Trust and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Trust might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


                                    EXPENSES




             Except for the expenses paid by the IBJS and BISYS Fund Services, the Funds bear all costs of their operations.


                        DETERMINATION OF NET ASSET VALUE

             As indicated under "Fund Share Valuation" in the applicable Prospectus, the Money Market Fund uses the amortized cost method to determine the value of their portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which the Funds would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in lower value of a Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

             Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, each Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of 397 days or less and invest only in U.S. dollar denominated eligible securities determined by the Trust's Board of Trustees to be of minimal credit risks and which (1) have received the highest short-term rating by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs"), such as "A-1" by Standard & Poor's and "P-1" by Moody's; (2) are single rated and have received the highest short-term rating by a NRSRO; or (3) are unrated, but are determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board.


             In addition, a Fund will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, a single issuer, except that, a Fund may invest in U.S. Government securities or repurchase agreements that are collateralized by U.S. Government securities without any such limitation. Investments in rated securities not rated in the highest category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization), and unrated securities not determined by the Board of Trustees to be comparable to those rated in the highest rating category, will be limited.


             Pursuant to Rule 2a-7, the Board of Trustees is also required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of the Funds, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Funds calculated by using available market quotations deviates from $l.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

             The Non-Money Market Funds value their portfolio securities in accordance with the procedures described in the Prospectus.

                             PORTFOLIO TRANSACTIONS

             Investment decisions for the Funds and for the other investment advisory clients of IBJS are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of IBJS is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

             The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, IBJS is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

             Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions.

             The cost of executing portfolio securities transactions for the Money Market Fund primarily consists of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Funds or the Sponsor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC.

             IBJS may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to IBJS. By allocating transactions in this manner, IBJS is able to supplement its research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

             Some of these services are of value to IBJS in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by the Funds is not reduced because IBJS or its affiliates receive such services.

             As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), IBJS may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to IBJS an amount of disclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction.

             Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, IBJS may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.


             For the period from February 1, 1995 (commencement of operations) to November 30, 1995,$0, $0, $110,373 and $40,160 in brokerage commissions were paid on behalf of the Reserve Money Market Fund, Core Fixed Income Fund, Core Equity Fund and Blended Total Return Fund, respectively. For the fiscal year ended November 30, 1996, $0, $0, $88,696 ,and $30,396 in brokerage commissions were paid on behalf of the Reserve Money Market Fund, Core Fixed Income Fund, Core Equity Fund and Blended Total Return Fund, respectively of which $56,812 and $20,497.56 was allocated for soft dollar arrangements for Core Equity Fund and Blended Total Return Fund, respectively.


PORTFOLIO TURNOVER


             Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. It is anticipated that the annual portfolio turnover rate normally will not exceed the amounts stated in the Funds' Prospectuses. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. The portfolio turnover rate for the Core Fixed Income Fund, Core Equity Fund and Blended Total Return Fund for the period from February 1, 1995 (commencement of operations) to November 30, 1995 was 297%, 37%, and 78%, respectively. The portfolio turnover rate for the Core Fixed Income Fund, Core Equity Fund and Blended Total Return Fund for the fiscal year ended November 30, 1996 were 160%, 27%, and 77%, respectively.

                                    TAXATION


             The Fund has elected to be treated as a regulated investment company and qualifies as such for the fiscal year ended November 30, 1996. The Fund intends to continue to qualify by complying with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (c) derive less than 30% of its gross income from the sale or other disposition of certain assets (namely, (i) stock or securities; (ii) options, futures, and forward contracts (other than those on foreign currencies), and (iii) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities)) held less than 3 months; and (d) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, the Funds generally will not be subject to Federal income tax on their investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

             Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gains net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

             Some Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

             A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a Fund. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

             Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

             Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. Distributions of net long-term capital gains, if any, designated by the Funds as long term capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Funds' shares have been held by a shareholder. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

             Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

             Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholders hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt-interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

             Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares of a Fund are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

             The taxation of equity options is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call Option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

             Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

             Generally, the hedging transactions undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to stockholders.

             A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

             Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

             Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, and forward contracts.

             Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a

Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

             Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign governments and corporations, the Fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and would be entitled either to deduct his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether tho foreign taxes paid by a Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from foreign sources.

             Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income has defined for purposes of the foreign tax credit) including foreign source passive income of a Fund. The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

             The Funds are required to report to the Internal Revenue Service ("IRS") all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if
(1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number,
(2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholders U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

             The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                                OTHER INFORMATION

CAPITALIZATION

             The Trust is a Delaware business trust established under a Declaration of Trust dated August 25, 1994 and currently consists of four separately managed portfolios. Each portfolio is comprised of two classes of shares -- the "Service Class" and the "Premium Class". The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Funds (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Funds will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

             Expenses incurred in connection with each Fund's organization and the public offering of its shares are being amortized on a straight-line basis over a period of not more than five years.

VOTING RIGHTS

             Under the Declaration of Trust, the Trust is not required to hold annual meetings of each Fund's shareholders to elect Trustees or for other purposes. When certain matters affect only one class of shares but not another, the shareholders would vote as a class regarding such matters. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

             The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

PRINCIPAL SHAREHOLDERS


               As of April 10, 1997, the following persons owned of record or beneficially 5% or more of each of the Fund's Shares:


                            Reserve Money Market Fund
                              Service Class Shares
                              --------------------


             IBJ Schroder Bank & Trust Company               28,452,423
             One State Street, 7th Floor                         92.184%
             New York, NY  10004-1505

                            Reserve Money Market Fund
                              Premium Class Shares
                              --------------------

             BISYS Fund Services, Inc.                               12,568
             3435 Stelzer Road                                       100.00%
             Columbus, OH 43219


                             Core Fixed Income Fund
                              Service Class Shares
                              --------------------

             IBJ Schroder Bank & Trust Company                    2,597,246
             One State Street, 7th Floor                              98.82%
             New York, NY   10004-1505

                             Core Fixed Income Fund
                              Premium Class Shares
                              --------------------

             BISYS Fund Services Ohio Inc.                            1,239
             3435 Stelzer Road                                       100.00%
             Columbus, OH 43219


                                Core Equity Fund
                              Service Class Shares
                              --------------------

             IBJ Schroder Bank & Trust Company                    6,502,651
             One State Street, 7th Floor                              98.46%
             New York, NY   10004-1505

                                Core Equity Fund
                              Premium Class Shares
                              --------------------

             BISYS Fund Services Ohio Inc.                              854.99
             3435 Stelzer Road                                          100.00%
             Columbus, OH   43219


                            Blended Total Return Fund
                              Service Class Shares
                              --------------------

             IBJ Schroder Bank & Trust Company                       5,278,852
             One State Street, 7th Floor                                 99.83%
             New York, NY 10004-1505

                            Blended Total Return Fund
                              Premium Class Shares
                              --------------------

             BISYS Fund Services Ohio Inc.                              997.50
             3435 Stelzer Road                                          100.00%
             Columbus, OH 43219



CUSTODIAN TRANSFER AGENT AND DIVIDEND DISBURSING AGENT


          IBJ Schroder Bank & Trust Company acts as custodian of the Trust's assets. BISYS Fund Services, Inc. acts as transfer agent for the Funds. The Trust compensates BISYS Fund Services, Inc. for providing personnel and facilities to perform transfer agency related services for the Trust at a rate intended to represent the cost of providing such services.

          For the fiscal year ended, November 30, 1996, Furman Selz LLC, the previous Tranfer Agent, earned $9,696, $5,881, $8,396 and $5,563 for the Reserve Money Market Fund, Core Fixed Income

Fund, Core Equity Fund and Blended Total Return Fund, respectively.

INDEPENDENT ACCOUNTANTS

             Coopers & Lybrand L.L.P. has been selected as the independent accountants for the Trust. Coopers & Lybrand L.L.P. provides audit services, tax return review and assistance and consultation in connection with review of certain SEC filings. Coopers & Lybrand L.L.P.'s address is 1301 Avenue of the Americas, New York, New York 10019-6013.

YIELD AND PERFORMANCE INFORMATION

             The Funds may, from time to time, include their yield, effective yield, tax equivalent yield and average annual total return in advertisements or reports to shareholders or prospective investors.

             Current yield for the Money Market Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes such as gains or losses from the sale of securities and unrealized appreciation and depreciation) over a particular seven-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Fund assumes that all dividends received during the base period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:
                                                        365/7
             Effective Yield = [(Base Period Return + 1)     ] - 1.


             For the period ended November 30, 1996, the seven day yield and seven day effective yield of the Service Class Shares of the Reserve Money Market Fund was 4.64% and 4.75%, respectively.

             Quotations of yield for the Non-Money Market Funds will be based on the investment income per share earned during a particular 30-day (or one month) period, less expenses accrued during a period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                6
             YIELD = 2[(a-b + 1) -l]
                        ---
                        cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.


             For the period ended January 31, 1997, the thirty day (or one month) yield for Service Class shares of the Core Fixed Income Fund, Core Equity Fund and Blended Total Return Fund was 5.37%, 0.82% and 2.59%, respectively.


             Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years and since inception (up to the life of the Fund), calculated pursuant to the following formula:

                      n
             P (1 + T)  = ERV

(where P = a hypothetical initial payment of $l,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.


                   The average annual total return for the Service Class Shares of the Core Fixed Income Fund, Core Equity Fund and Blended Total Return Fund for the fiscal year ended November 30, 1996 was 4.27%,24.61% and 14.08%, respectively and for the period February

1, 1995 (commencement of operations) to November 30, 1996 was 8.98%, 29.94% and 19.13%, respectively.

                   Quotations of yield and total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Yield and total return for the Funds will vary based on changes in the market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

             In connection with communicating its yields or total return to current or prospective unit holders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

             Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

             Investors who purchase and redeem shares of the Funds through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Service Organization and the investor, with respect to the customer services provided by the Service
Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and average annual total return of the Funds for those investors. Investors who maintain accounts with the Trust as transfer agent will not pay these fees.

                              FINANCIAL STATEMENTS


             The Financial Statements, including the report of Coopers & Lybrand L.L.P., are included in this Statement of Additional Information for the fiscal year ended November 30, 1996.

IBJ FUNDS TRUST
IBJ MONEY MARKET RESERVE FUND

PORTFOLIO OF INVESTMENTS -- NOVEMBER 30, 1996

--------------------------------------------------------------------------------

                                                                             YIELD TO
                                                                             MATURITY
 CREDIT                                                                     AT TIME OF   MATURITY       SHARES/        VALUE
RATINGS*                                                                     PURCHASE      DATE        PRINCIPAL      (NOTE 2A)
 -------                                                                     ---------   ---------     ---------       --------
                  COMMERCIAL PAPER -- 61.78%
A1/P1             American Express Credit..................................     5.44%    1/16/97      $1,750,000     $ 1,738,899
A1/P1             BAT Capital Corp.........................................     5.37     12/4/96       1,750,000       1,749,261
A1+/P1            Coca-Cola Co.............................................     5.34    12/23/96       1,500,000       1,495,356
A1/P1             Daimler-Benz NA Corp.....................................     5.42     12/3/96       1,750,000       1,749,507
A1/P1             Ford Credit Europe PLC...................................     5.40    12/12/96       1,750,000       1,747,187
A1 +/P1           General Electric Capital Corp............................     5.47     1/23/97       1,500,000       1,488,805
A1+/P1            Glaxo Wellcome PLC.......................................     5.37    12/16/96       1,750,000       1,746,179
A1/P1             IBM Credit Corp..........................................     5.40     12/5/96       1,750,000       1,748,993
A1 +/P1           Mobil Australia Finance..................................     5.46     1/13/97       1,500,000       1,490,674
A1 +/P1           Province of Alberta......................................     5.43     1/14/97       1,500,000       1,490,885
A1 +/P1           Toyota Motor Credit Corp.................................     5.43    12/10/96       1,750,000       1.747,717
A1/P1             Weyerhauser Real Estate..................................     5.37    12/20/96       1,500,000       1,495,959
A1 +/P1           Wisconsin Electric Fuel Trust............................     5.47     1/13/97       1,500,000       1,490,645
                                                                                                                     -----------
                  TOTAL COMMERCIAL PAPER ..................................                                           21,180,067
                                                                                                                     -----------

                  U.S. GOVERNMENT OBLIGATIONS -- 34.97%
AAA/Aaa           Federal Home Loan Bank Notes.............................     5.29     3/11/97       1,000,000         999,793
AAA/Aaa           Federal Home Loan Bank Discount Notes....................     5.37      1/9/97       2,500,000       2,486,141
AAA/Aaa           Federal Home Loan Mortgage Corp. Discount Notes..........     5.39     1/24/97         800,000         793,823
AAA/Aaa           Federal National Mortgage Corp. Discount Notes...........     5.39     1/28/97       4,250,000       4,214,761
AAA/Aaa           Federal National Mortgage Corp. Discount Notes...........     5.31    12/11/96       3,500,000       3,495,091
                                                                                                                     -----------
                  TOTAL U.S GOVERNMENT OBLIGATIONS ........................      N/R                                  11,989,609
                                                                                                                     -----------
                  SHORT-TERM INVESTMENTS -- 1.62%
N/R               TempCash Provident Money Market Investment Fund..........      N/A                     555,498         555,498
                                                                                                                     -----------
                  TOTAL SHORT-TERM INVESTMENTS ............................                                              555,498
                                                                                                                     -----------
                  TOTAL INVESTMENTS (amortized cost $33,725,174)+--            98.37%                                 33,725,174
                  Cash and other assets, net of liabilities-- 1.63% .......                                              557,646
                                                                                                                     -----------
                  NET ASSETS-- 100.00% ....................................                                          $34,282,820
                                                                                                                     ===========

  * See page 13 for Credit Ratings Summary.
  + Cost for book and tax purposes is the same.

                 See accompanying notes to financial statements

IBJ FUNDS TRUST
IBJ BOND FUND

PORTFOLIO OF INVESTMENTS -- NOVEMBER 30, 1996

--------------------------------------------------------------------------------

 CREDIT                                                                                                                  VALUE
RATINGS*          PRINCIPAL                                                                      COST                  (NOTE 2A)
--------          ---------                                                                      ----                  ---------
                                U.S. GOVERNMENT OBLIGATIONS -- 15.64%
AAA/Aaa          $  650,000     Federal Farm Credit Medium Term Notes 6.32%, 9/9/2002.........  $649,797               $ 659,763
                                                                                               ----------              ----------
                                MORTGAGE OBLIGATIONS

AAA/Aaa             500,000     FHLMC 6.54%, 3/21/2001 .......................................    496,304              500,790
AAA/Aaa             500,000     FHLMC 6.56%, 2/1/2006.........................................    499,844              496,770
AAA/Aaa             750,000     FHLMC Discount Notes due 12/20/1996...........................    747,994              747,994
AAA/Aaa              17,245     FHLMC Pool #285113, 7.50%, 2/1/2017...........................     16,855               17,455
AAA/Aaa             500,000     FNMA Medium Term Notes 6.08%, 9/25/2000.......................    500,120              502,135
AAA/Aaa             672,238     FNMA Pool #358604, 8.00%,11/1/2026............................    690,513              691,145
AAA/Aaa               2,894     GNMA Pool #39821, 11.50%, 4/15/2010...........................      3,146                3,240
AAA/Aaa              98,653     GNMA Pool #102627,13.00%, 6/15/2014...........................    110,242              111,119
AAA/Aaa              73,448     GNMA Pool #115224, 13.00%, 11/15/2014.........................     82,008               82,648
AAA/Aaa              42,408     GNMA Pool #120883, 13.00%, 12/15/2014.........................     47,327               47,667
AAA/Aaa             487,034     GNMA Pool #398559, 7.00%, 4/15/2026...........................    470,901              484,305
                                                                                               ----------           ----------
                                                                                                3,665,254            3,685,268
                                                                                               ----------           ----------
                                TOTAL U.S. GOVERNMENT OBLIGATIONS ............................  4,315,051            4,345,031
                                                                                               ----------           ----------
                                U.S. TREASURY OBLIGATIONS -- 50.85%

AAA/Aaa             750,000     Bonds 5.75%, 10/31/1997.......................................    751,650              752,265
AAA/Aaa           1,500,000     Notes 6.375%, 5/15/1999.......................................  1,523,855            1,524,180
AAA/Aaa           2,000,000     Notes 6.75%, 6/30/1999........................................  2,022,610            2,051,000
AAA/Aaa             500,000     Notes 6.00%,10/15/1999........................................    495,018              504,665
AAA/Aaa           2,250,000     Notes 6.75%, 4/30/2000........................................  2,264,804            2,317,927
AAA/Aaa           2,000,000     Notes 6.50%, 5/31/2001........................................  2,007,388            2,052,680
AAA/Aaa           1,750,000     Notes 6.25%, 2/15/2003........................................  1,745,335            1,780,135
AAA/Aaa           1,000,000     Notes 6.50%, 8/15/2005........................................    984,219            1,030,030
AAA/Aaa           2,000,000     Notes 6.875%, 5/15/2006.......................................  2,098,881            2,113,159
                                                                                               ----------           ----------
                                TOTAL U.S. TREASURY OBLIGATIONS .............................. 13,893,760           14,126,041
                                                                                               ----------           ----------
                                CORPORATE OBLIGATIONS -- 29.67%
                                AUTOMOBILES -- 1.47%
A-/A3               400,000     GMAC Notes 7.00%, 3/1/2000....................................    402,094              409,000
                                                                                               ----------           ----------
                                BANKING -- 2.54%
A+/A2               300,000     BankAmerica Corp. Medium Term Notes 7.125%, 5/12/2005.........    303,260              309,000
A+/Baa1             400,000     Old Kent Financial Sub. Notes 6.625%, 11/15/2005..............    397,808              397,000
                                                                                               ----------           ----------
                                                                                                  701,068              706,000
                                                                                               ----------           ----------
                                DURABLE GOODS -- 1.02%
A+/A3               250,000     Whirlpool Corp. Debs. 9.00%, 3/1/2003.........................    257,490              281,875
                                                                                               ----------           ----------
                                ENVIRONMENTAL CONTROL -- 1.42%
A/A2                400,000     Browning-Ferris Sr. Notes 6.10%, 1/15/2003....................    404,851              393,500
                                                                                               ----------           ----------

                                FINANCIAL SERVICES -- 2.75%
AA-/Aa3             350,000     Associates Corp. N.A. Sr. Notes 7.50%, 4/15/2002..............    351,668              369,688
A+/A1               385,000     Commercial Credit Co. Notes 6.875%, 5/1/2002..................    389,522              395,588
                                                                                               ----------           ----------
                                                                                                  741,190              765,276
                                                                                               ----------           ----------

                 See accompanying notes to financial statements

IBJ FUNDS TRUST
IBJ BOND FUND

PORTFOLIO OF INVESTMENTS (CONTINUED) -- NOVEMBER 30, 1996

--------------------------------------------------------------------------------

 CREDIT            SHARES/                                                                                            VALUE
RATINGS*          PRINCIPAL                                                                       COST              (NOTE 2A)
--------          ---------                                                                       ----              ---------
                                FOOD -- 1.25%
BBB/Baa2           $350,000     Nabisco Inc. Notes 6.85%, 6/15/2005...........................   $356,757           $  347,813
                                                                                               ----------           ----------
                                FOREST PRODUCTS & PAPER -- 2.62%
BBB-/Baa3           400,000     Boise Cascade Co. Debs. 7.35%, 2/1/2016.......................   399,656               388,000
BBB/Baa1            325,000     Champion International Corp. Notes 7.70%, 12/15/1999..........   335,881               339,219
                                                                                               ----------           ----------
                                                                                                  735,537              727,219
                                                                                               ----------           ----------
                                MACHINES -- 0.78%
BBB-/Baa3           210,000     Case Corp. Notes 7.25%, 8/1/2005..............................    213,067              215,513
                                                                                               ----------           ----------
                                OIL/GAS -- 0.95%
AAA/Aa1             250,000     Amoco Canada Debs. 7.95%,10/1/2022............................    257,797              265,312
                                                                                               ----------           ----------
                                TELEPHONE -- 1.45%
AA/Aa3              400,000     Southwestern Bell Capital Medium Term Notes 6.45%, 1/20/1998..    401,956              402,500
                                                                                               ----------           ----------
                                TRANSPORTATION -- 4.40%
BBB/Baa2            411,000     Canadian National Railway Notes 7.00%, 3/15/2004..............    409,671              417,679
A-/A3               140,000     Canadian Pacific Notes 6.875%, 4/15/2003......................    141,538              142,800
AA/Aa1              350,000     Conrail, Inc. Notes 6.86%, 12/31/2007.........................    344,435              352,129
BBB+/A3             300,000     CSX Corp Notes 7.00%, 9/15/2002...............................    299,280              310,875
                                                                                              -----------          -----------
                                                                                                1,194,924            1,223,483
                                                                                              -----------          -----------
                                UTILITIES -- 9.02%
A/A2                350,000     Central Power & Light Notes 6.875%, 2/1/2003..................    358,472              359,625
A/A2                250,000     Delmarva Power & Light Notes 6.40%, 7/1/2003..................    248,472              248,750
A+/A2               250,000     Hydro Quebec Medium Term Notes 8.59%, 8/22/2001...............    251,199              273,125
BBB/Baa2            500,000     Illinois Power Notes 6.50%, 8/1/2003 .........................    502,598              501,875
BBB+/Baa1           300,000     Jersey Central Power & Light Notes 7.125%, 10/1/2004..........    308,632              303,375
AA/Aa3              400,000     National Rural Utilities Notes 6.50%, 9/15/2002...............    402,226              404,500
NR/Baa2             400,000     New Orleans Public Service Inc. Notes 8.00%, 3/1/2006.........    396,580              415,500

                                                                                                2,468,179            2,506,750
                                                                                              -----------          -----------
                                TOTAL CORPORATE OBLIGATIONS ..................................  8,134,910            8,244,241
                                                                                              -----------          -----------

                                MUNICIPAL OBLIGATIONS -- 1.43%
A+/NR               361,000     Halifax NC Regional Economic Development
                                Notes 9.25%,10/1/2005.........................................    366,983              396,649
                                                                                              -----------          -----------
                                TOTAL MUNICIPAL OBLIGATIONS ..................................    366,983              396,649
                                                                                              -----------          -----------
                                SUPRA-NATIONAL OBLIGATIONS -- 0.96%

AA-/Aa1             250,000     African Development Bank Notes 7.70%, 7/15/2002...............    259,531              268,125
                                                                                              -----------          -----------
                                TOTAL SUPRA-NATIONAL OBLIGATIONS  ............................    259,531              268,125
                                                                                              -----------          -----------
                                SHORT TERM INVESTMENTS -- 1.25%
                    346,616     TempCash Provident Money Market Investment Fund...............    346,616              346,616
                                                                                              -----------          -----------
                                TOTAL SHORT TERM INVESTMENTS .................................    346,616              346,616
                                                                                              -----------          -----------
                                TOTAL INVESTMENTS -- 99.80% ..................................$27,316,851+          27,726,703
                                                                                                                   ===========
                                Cash and other assets, net of liabilities-- 0.20% ............                          55,834
                                                                                                                   -----------
                                NET ASSETS-- 100.00% .........................................                     $27,782,537
                                                                                                                   ===========

  * See page 13 for Credit Ratings Summary.
  + Cost for book and tax purposes is the same.

                 See accompanying notes to financial statements

IBJ FUNDS TRUST
IBJ CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS -- NOVEMBER 30, 1996

--------------------------------------------------------------------------------


                                                                       VALUE
    SHARES                                           COST            (NOTE 2A)
    -------                                          ----            ---------
               COMMON STOCKS -- 97.77%
               AEROSPACE/DEFENSE -- 4.21 %

      38,200   Raytheon Co....................      $1,318,583      $1,952,975
      14,200   United Technologies Corp.......       1,545,276       1,991,550
                                                    ----------      ----------
                                                     2,863,859       3,944,525
                                                    ----------      ----------
               AUTOMOBILES -- 1.22%
      34,000   Echlin Inc.....................       1,152,125       1,143,250
                                                    ----------      ----------
               BANKING -- 6.20%
      16,500   First American Corp............         492,937         944,625
      20,400   NationsBank Corp...............         965,061       2,113,950
      64,500   Signet Banking Corp............       1,511,488       1,951,125
       2,800   Wells Fargo & Co...............         745,200         796,950
                                                    ----------      ----------
                                                     3,714,686       5,806,650
                                                    ----------      ----------
               BEVERAGES -- 1.74%
      54,600   Pepsico. Inc...................       1,693,179       1,631,175
                                                    ----------      ----------
               BUILDING MATERIALS -- 0.79%
      13,100   Sherwin-Williams Co............         442,051         743,425
                                                    ----------      ----------
               BUSINESS SERVICES -- 4.02%
      43,900   Automatic Data Processing Inc.        1,373,123       1,882,213
      67,800   Reynolds & Reynolds Co.........       1,163,347       1,881,450
                                                    ----------      ----------
                                                     2,536,470       3,763,663
                                                    ----------      ----------
               CHEMICALS -- 5.09%
      29,000   Air Products & Chemicals Inc.         1,521,512       2,015,500
      42,200   Monsanto Co....................         659,067       1,677,450
      26,700   Morton International Inc.......       1,098,743       1,078,012
                                                    ----------      ----------
                                                     3,279,322       4,770,962
                                                    ----------      ----------
               ELECTRONICS -- 8.48%
      22,000   General Electric Co............       1,220,040       2,288,000
      37,600   Hewlett-Packard Co.............       1,075,657       2,025,700
      47,000   Molex Inc......................       1,355,453       1,833,000
      32,400   Motorola Inc...................       1,943,395       1,794,150
                                                    ----------      ----------
                                                     5,594,545       7,940,850
                                                    ----------      ----------
               ENTERTAINMENT -- 3.75%
      26,900   The Walt Disney Co.............       1,538,052       1,983,875
      37,500   Time Warner Inc................       1,371,720       1,528,125
                                                    ----------      ----------
                                                     2,909,772       3,512,000
                                                    ----------      ----------
               FINANCIAL SERVICES -- 2.15%
      21,200   Household International Inc....         852,101       2,008,700
                                                    ----------      ----------

               FOOD -- 6.24%
      50,000   Nabisco Holdings Corp.
                 Class A. ....................       1,384,522       1,937,500
      51,300   Sara Lee Corp..................       1,421,838       2,013,525
      55,500   Sysco Corp.....................       1,722,940       1,893,937
                                                    ----------      ----------
                                                     4,529,300       5,844,962
                                                    ----------      ----------
               HOUSEHOLD PRODUCTS -- 2.03%
      20,500   Colgate-Palmolive Co...........       1,281,320       1,898,812
                                                    ----------      ----------
               INSURANCE -- 4.08%
      17,000   American International
                  Group Inc...................       1,155,980       1,955,000
      61,300   TIG Holdings Inc...............       1,332,157       1,869,650
                                                    ----------      ----------
                                                     2,488,137       3,824,650
                                                    ----------      ----------
               MACHINES -- 2.05%
      36,000   Dover Corp.....................       1,057,512       1,921,500
                                                    ----------      ----------
               MANUFACTURING -- 2.34%
      29,900   Allied Signal Inc..............       1,057,712       2,190,175
                                                    ----------      ----------
               MEDICAL -- 1.93%
      45,300   Columbia HCA
                  Healthcare Corp.............       1,242,265       1,812,000
                                                    ----------      ----------
               METALS -- 2.90%
      27,900   Aluminum Company
                  of America..................       1,110,377       1,775,137
      47,300   Worthington Industries Inc.....         978,500         940,087
                                                    ----------      ----------
                                                     2,088,877       2,715,224
                                                    ----------      ----------

               OIL/GAS -- 7.97%
      15,300   Atlantic Richfield Co..........       1,637,010       2,128,613
      42,500   Enron Corp.....................       1,528,594       1,944,375
      18,000   Mobil Corp.....................       1,625,905       2,178,000
      29,800   Unocal Corp....................       1,224,012       1,214,350
                                                    ----------      ----------
                                                     6,015,521       7,465,338
                                                    ----------      ----------

               PHARMACEUTICAL -- 6.09%
      58,600   Alza Corp.*....................       1,686,921       1,655,450
      31,100   Amgen Inc.*....................       1,796,332       1,893,213
      24,000   Pfizer Inc.....................         973,500       2,151,000
                                                    ----------      ----------
                                                     4,456,753       5,699,663
                                                    ----------      ----------

                 See accompanying notes to financial statements

IBJ FUNDS TRUST
IBJ CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS (CONTINUED) -- NOVEMBER 30, 1996

--------------------------------------------------------------------------------


                                                                       VALUE
      SHARES                                           COST           (NOTE 2A)
      -------                                          ----            ------

               RETAIL -- 8.02%
      39,000   Kroger Co.*....................     $   926,250     $ 1,798,875
      39,000   May Department Stores Co.......       1,257,102       1,901,250
      85,100   Price/Costco Inc.*.............       1,201,163       1,978,575
      53,000   Revco D.S. Inc.*...............       1,232,534       1,828,500
                                                   -----------     -----------
                                                     4,617,049       7,507,200
                                                   -----------     -----------
               TELECOMMUNICATIONS -- 6.08%
      58,199   360 Communications Co.*........       1,242,858       1,382,226
       9,236   Lucent Technologies Inc........         398,653         473,345
      35,300   SBC Communications Inc.........       1,541,117       1,857,663
      47,400   Sprint Corp....................       1,164,435       1,984,875
                                                   -----------     -----------
                                                     4,347,063       5,698,109
                                                   -----------     -----------
               TEXTILES/APPAREL -- 1.74%
      53,100   Jones Apparel Group Inc.*......         630,307       1,632,825
                                                   -----------     -----------
               TOBACCO -- 0.88%
       8,000   Philip Morris Companies Inc....         726,224         825,000
                                                   -----------     -----------
               TRANSPORTATION -- 3.75%
      35,000   Kansas City
                  Southern Industries, Inc....       1,577,178       1,758,750
      19,500   Norfolk Southern Corp..........       1,570,497       1,755,000
                                                   -----------     -----------
                                                     3,147,675       3,513,750
                                                   -----------     -----------
               UTILITIES-ELECTRIC -- 4.02%
      55,400   Cinergy Corp...................       1,678,095       1,855,901
      41,100   Duke Power Co..................       1,743,973       1,906,013
                                                   -----------     -----------
                                                     3,422,068       3,761,914
                                                   -----------     -----------
               Total Common Stocks ...........      66,145,893      91,576,322
                                                   -----------     -----------
               SHORT TERM INVESTMENTS -- 2.57%
   2,404,534   TempCash Provident Money
                  Market Investment Fund......       2,404,534       2,404,534
                                                   -----------     -----------
               TOTAL SHORT-TERM
                  INVESTMENTS ................       2,404,534       2,404,534
                                                   -----------     -----------
               TOTAL INVESTMENTS -- 100.34%$       $68,550,427+     93,980,856
                                                   ===========
               LIABILITIES, IN EXCESS OF CASH
                  AND OTHER ASSETS-- (0.34%) .                        (320,824)
                                                                   -----------
               NET ASSETS-- 100.00% ..........                     $93,660,032
                                                                   ===========

*Represents non-income producing securities.
+Cost for book and tax purposes is the same.

                 See accompanying notes to financial statements

IBJ FUNDS TRUST
IBJ GROWTH AND INCOME FUND

PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 1996
--------------------------------------------------------------------------------

                                                                       VALUE
      SHARES                                           COST           (NOTE 2A)
      -------                                          ----            ------
               COMMON STOCKS--48.49%
               AEROSPACE/DEFENSE -- 2.25%
      13,200   Raytheon Co....................      $  460,642      $  674,850
       5,500   United Technologies Corp.......         595,896         771,375
                                                    ----------      ----------
                                                     1,056,538       1,446,225
                                                    ----------      ----------

               AUTOMOBILES -- 0.61 %
      11,600   Echlin Inc.....................         393,192         390,050
                                                    ----------      ----------

               BANKING -- 3.15%
       5,900   First American Corp............         212,263         337,775
       7,400   NationsBank Corp...............         356,569         766,825
      21,900   Signet Banking Corp............         484,700         662,475
         900   Wells Fargo & Co...............         239,529         256,163
                                                    ----------      ----------
                                                     1,293,061       2,023,238
                                                    ----------      ----------
               BEVERAGES -- 0.87%
      18,800   Pepsico Inc....................         584,353         561,650
                                                    ----------      ----------
               BUILDING MATERIALS -- 0.40%
       4,500   Sherwin-Williams Co............         157,935         255,375
                                                    ----------      ----------
               BUSINESS SERVICES -- 1.91%
      13,700   Automatic Data
                  Processing Inc..............         417,022         587,388
      23,100   Reynolds &
                  Reynolds Co.................         389,734         641,025
                                                    ----------      ----------
                                                       806,756       1,228,413
                                                    ----------      ----------
               CHEMICALS -- 2.53%
       9,900   Air Products & Chemicals Inc.           524,633         688,050
      14,500   Monsanto Co....................         244,278         576,375
       8,900   Morton International Inc.......         366,227         359,338
                                                    ----------      ----------
                                                     1,135,138       1,623,763
                                                    ----------      ----------

               ELECTRONICS -- 4.20%

       7,600   General Electric Co............         434,850         790,400
      11,800   Hewlett-Packard Co.............         324,673         635,725
      16,700   Molex Inc......................         489,312         651,300
      11,200   Motorola Inc...................         670,703         620,200
                                                    ----------      ----------
                                                     1,919,538       2,697,625
                                                    ----------      ----------
               ENTERTAINMENT -- 1.85%
       9,100   The Walt Disney Co.............         521,003         671,125
      12,700   Time Warner Inc................         481,570         517,525
                                                    ----------      ----------
                                                     1,002,573       1,188,650
                                                    ----------      ----------
               FINANCIAL SERVICES -- 1.06%
       7,200   Household International Inc....         289,994         682,200
                                                    ----------      ----------
               FOOD -- 2.93%
      15,800   Nabisco Holdings
                  Corp. Class A...............         438,399         612,250
      17,200   Sara Lee Corp..................         481,622         675,100
      17,400   Sysco Corp.....................         539,075         593,775
                                                    ----------      ----------
                                                     1,459,096       1,881,125
                                                    ----------      ----------
               HOUSEHOLD PRODUCTS -- 0.99%
       6,900   Colgate-Palmolive Co...........         445,958         639,113
                                                    ----------      ----------
               INSURANCE -- 2.08%
       6,000   American International
                  Group Inc...................         407,987         690,000
      21,100   TIG Holdings Inc...............         472,889         643,550
                                                    ----------      ----------
                                                       880,876       1,333,550
                                                    ----------      ----------
               MACHINES -- 1.01%
      12,200   Dover Corp.....................         382,594         651,175
                                                    ----------      ----------
               MANUFACTURING -- 1.06%
       9,300   Allied Signal Inc..............         328,987         681,225
                                                    ----------      ----------
               MEDICAL -- 0.98%
      15,750   Columbia HCA
                  Healthcare Corp.............         434,174         630,000
                                                    ----------      ----------
               METALS -- 1.40%
       9,100   Aluminum Company of
                  America.....................         364,561         578,987
      16,100   Worthington Industries Inc.....         332,875         319,988
                                                    ----------      ----------
                                                       697,436         898,975
                                                    ----------      ----------
               OIL/GAS -- 3.99%
       5,300   Atlantic Richfield Co..........         577,671         737,363
      14,500   Enron Corp.....................         518,718         663,375
       6,200   Mobil Corp.....................         582,403         750,200
      10,200   Unocal Corp....................         418,938         415,650
                                                    ----------      ----------
                                                     2,097,730       2,566,588
                                                    ----------      ----------
               PHARMACEUTICAL -- 2.94%
      20,200   Alza Corp. *...................         580,953         570,650
      10,600   Amgen Inc.*....................         612,984         645,275
       7,500   Pfizer Inc.....................         310,679         672,188
                                                    ----------      ----------
                                                     1,504,616       1,888,113
                                                    ----------      ----------
               RETAIL -- 4.01%
      13,300   Kroger Co.*....................         315,875         613,463
      14,000   May Department Stores Co.......         508,486         682,500
      28,000   Price/Costco Inc.*.............         394,625         651,000
      18,200   Revco D.S. Inc.*...............         424,226         627,900
                                                    ----------      ----------
                                                     1,643,212       2,574,863
                                                    ----------      ----------

                 See accompanying notes to financial statements

IBJ FUNDS TRUST
IBJ GROWTH AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 1996

--------------------------------------------------------------------------------

      SHARES/                                                           VALUE
     PRINCIPAL                                          COST           (NOTE 2A)
     ---------                                          ----            ------
               TELECOMMUNICATIONS -- 3.04%
      20,133   360 Communications Co. * ......      $  433,508      $  478,159
       3,305   Lucent Technologies Inc. ......         147,237         169,380
      12,500   SBC Communications Inc. .......         539,556         657,812
      15,400   Sprint Corp ...................         388,016         644,875
                                                    ----------      ----------
                                                     1,508,317       1,950,226
                                                    ----------      ----------
               TEXTILES/APPAREL -- 0.95%
      19,900   Jones Apparel Group Inc.* .....         249,896         611,924
                                                    ----------      ----------
               TOBACCO -- 0.42%
       2,600   Philip Morris Companies Inc....         236,023         268,124
                                                    ----------      ----------
               TRANSPORTATION -- 1.84%
      11,900   Kansas City Southern
                  Industries, Inc.............         531,284         597,974
       6,500   Norfolk Southern Corp..........         523,775         585,000
                                                    ----------      ----------
                                                     1,055,059       1,182,974
                                                    ----------      ----------
               UTILITIES-ELECTRIC -- 2.02%
      19,100   Cinergy Corp...................         578,327         639,850
      14,200   Duke Power Co..................         610,968         658,525
                                                    ----------      ----------
                                                     1,189,295       1,298,375
                                                    ----------      ----------
               TOTAL COMMON STOCKS ...........      22,752,347      31,153,539
                                                    ----------      ----------

               U.S. GOVERNMENT OBLIGATIONS -- 18.73%
  $2,000,000   FHLB Discount Notes
                  due 1/9/1997................       1,989,182       1,989,182
     500,000   FHLB Medium Term Notes
                  6.07%, 6/30/2003............         489,755         498,005
     500,000   FHLMC 6.54%, 3/21/2001 ........         492,730         500,790
     500,000   FHLMC 6.56%, 2/1/2006 .........         499,687         496,770
   2,000,000   FHLMC Discount Notes
                  due 12/20/1996..............       1,994,616       1,994,616
   2,500,000   FHLMC Discount Notes
                  due 2/10/1997...............       2,475,153       2,473,689
     500,500   FNMA 6.50%, 8/25/2004 .........         462,865         504,070
   2,000,000   FNMA Discount Notes
                  due 1/17/1997...............       1,986,343       1,985,817
     500,000   FNMA Medium Term Notes
                  7.52%, 4/23/2004............         494,766         516,745
      55,870   GNMA Pool #55056 13.00%,
                  3/15/2012...................          62,272          62,832
      23,073   GNMA Pool #102470 13.00%,
                  10/15/2013..................          25,707          25,917
     487,444   GNMA Pool #406475 7.00%,
                  4/15/2026...................         472,287         484,748
     491,426   GNMA Pool #422801 7.50%,
                  5/15/2026...................         487,395         498,485
                                                    ----------      ----------
               TOTAL U.S. GOVERNMENT
                  OBLIGATIONS ................      11,932,758      12,031,666
                                                    ----------      ----------

               U.S. TREASURY OBLIGATIONS -- 19.07%
   1,000,000   Notes 5.50%, 9/30/1997.........       1,000,703       1,000,790
   1,250,000   Notes 5.75%, 10/31/1997 .......       1,252,510       1,253,775
   1,000,000   Notes 6.00%, 9/30/1998.........       1,002,492       1,007,800
   1,250,000   Notes 7.00%, 4/15/1999.........       1,275,620       1,286,812
   1,250,000   Notes 6.375%, 5/15/1999 .......       1,269,879       1,270,150
   1,750,000   Notes 6.375%, 3/31/2001 .......       1,770,463       1,786,767
   1,500,000   Notes 6.25%, 2/15/2003.........       1,503,247       1,525,830
     750,000   Notes 6.50%, 5/15/2005.........         776,124         772,567
   1,000,000   Notes 6.50%, 8/15/2005.........         985,000       1,030,030
   1,250,000   Notes 6.875%, 5/15/2006 .......       1,311,286       1,320,725
                                                    ----------      ----------
               TOTAL U.S. TREASURY
                  OBLIGATIONS ................      12,147,324      12,255,246
                                                    ----------      ----------

               CORPORATE OBLIGATIONS -- 11.22%
               AUTOMOBILES -- 0.64%
     400,000   GMAC Notes 7.00%,
                  3/1/2000....................         402,992         409,000
                                                    ----------      ----------

               BANKING -- 1.44%
     250,000    BankAmerica Corp.
                  Medium Term Notes
                  7.125%, 5/12/2005...........         252,715         257,500
     250,000   JP Morgan Sub Notes
                  7.625%, 9/15/2004...........         248,078         268,125
     400,000   Old Kent Financial
                  Sub. Notes 6.625%,
                  11/15/2005..................         397,808         397,000
                                                    ----------      ----------
                                                       898,601         922,625
                                                    ----------      ----------
               CHEMICALS -- 0.40%
     250,000   Dupont El de Nemours
                  Medium Term Notes
                  8.35%, 5/15/1998............         251,448         258,750
                                                    ----------      ----------
               DURABLE GOODS -- 0.34%
     215,000   Xerox Corp. Debs. 9.625%,
                  9/1/1997....................         217,822         220,960
                                                    ----------      ----------

                 See accompanying notes to financial statements

IBJ FUNDS TRUST
IBJ GROWTH AND INCOME FUND

PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 1996

--------------------------------------------------------------------------------

                                                                        VALUE
     PRINCIPAL                                          COST           (NOTE 2A)
     ---------                                          ----            ------

               FINANCIAL SERVICES -- 1.20%
    $250,000   Associates Corp. N.A.
                  Sr. Notes 7.50%,
                  4/15/2002...................      $  251,190     $   264,062
     250,000   Commercial Credit Co.
                  Notes 6.375%, 9/15/2002.....         250,000         251,562
     250,000   Heller Financial Notes 6.50%,
                  5/15/2000...................         249,515         252,812
                                                    ----------     -----------
                                                       750,705         768,436
                                                    ----------     -----------
               FOOD -- 0.54%
     350,000   Nabisco Inc. Notes
                  6.85%, 6/15/2005............         356,756         347,813
                                                    ----------     -----------
               FOREST PRODUCTS & PAPER -- 0.53%
     350,000   Boise Cascade Co. Debs.
                  7.35%, 2/1/2016.............         349,699         339,500
                                                    ----------     -----------
               OIL/GAS -- 0.58%
     350,000   Amoco Canada Debs.
                  7.95%, 10/1/2022............         361,246         371,438
                                                    ----------     -----------
               TELEPHONE -- 0.63%
     400,000   Southwestern Bell Capital
                  Medium Term Notes
                  6.45%, 1/20/1998............         401,956         402,500
                                                    ----------     -----------
               TRANSPORTATION -- 0.96%
     300,000   Canadian National Railway
                  Notes 7.00%, 3/15/2004......         303,530         304,875
     300,000   CSX Corp. Notes
                  7.00%, 9/15/2002............         299,280         310,875
                                                    ----------     -----------
                                                       602,810         615,750
                                                    ----------     -----------
               UTILITIES -- 3.97%
     300,000   Central Power & Light Notes
                  6.875%, 2/1/2003............         307,262         308,250
     250,000   Delmarva Power & Light
                  Notes 6.40%, 7/1/2003 ......         248,473         248,750
     250,000   Hydro Quebec Medium Term
                  Notes 8.59%, 8/22/2001 .....         251,199         273,125
     400,000   Illinois Power Notes
                  6.50%, 8/1/2003.............         402,078         401,500
     350,000   Jersey Central Power & Light
                  Notes 7.125%,
                  10/1/2004...................         360,070         353,938
     400,000   New Orleans Public
                  Service Inc. Notes
                  8.00%, 3/1/2006.............         396,580         415,500
     300,000   Pacific Gas & Electric Medium
                  Term Notes
                  9.08%,12/15/1997............         303,163         309,375
     250,000   Philadelphia Electric Notes
                  6.375%, 8/15/2005...........         245,606         242,500
                                                    ----------     -----------
                                                     2,514,431       2,552,938
                                                    ----------     -----------
               TOTAL CORPORATE OBLIGATIONS ...       7,108,466       7,209,710
                                                    ----------     -----------
               MUNICIPAL OBLIGATIONS -- 0.58%
     338,000   Halifax NC Regional
                  Economic Development
                  Notes 9.25%, 10/1/2005......         343,601         371,378
                                                    ----------     -----------
               TOTAL MUNICIPAL OBLIGATIONS ...         343,601         371,378
                                                     ----------    -----------
               SUPRA-NATIONAL OBLIGATIONS -- 0.42%
     250,000   African Development
                  Bank Sub. Notes
                  7.70%, 7/15/2002............         259,531         268,127
                                                    ----------     -----------
               TOTAL SUPRA-NATIONAL
                  OBLIGATIONS ................         259,531         268,127
                                                    ----------     -----------

               SHORT TERM INVESTMENTS -- 2.20%
   1,413,219   TempCash Provident Money
                  Market Investment Fund......       1,413,219       1,413,219
                                                    ----------     -----------
               Total Short Term
                  Investments.................       1,413,219       1,413,219
                                                    ----------     -----------
               TOTAL INVESTMENTS -- 100.72%$        55,957,246+     64,702,885
                                                    ==========
               LIABILITIES, IN EXCESS OF CASH
                  AND OTHER ASSETS-- (0.72%)                          (453,271)
                                                                   -----------
               NET ASSETS-- 100.00% ..........                     $64,249,614
                                                                   ===========

*Represents non-income producing securities.
+Cost for book and tax purposes is the same.

                 See accompanying notes to financial statements

IBJ FUNDS TRUST

PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 1996

--------------------------------------------------------------------------------

*Credit Ratings given by Standard & Poor's Corporation and Moody's Investors
 Service Inc. (unaudited)

STANDARD & POOR'S       MOODY'S
---------------         -------

        A1                P1           Instrument of the highest quality.

        AAA                            Aaa  Instrument   judged  to  be  of  the
                                       highest quality and carrying the smallest amount of investment risk.

        AA                Aa           Instrument judged to be of high quality
                                       by all standards.

         A                 A           Instrument judged to be adequate by all
                                       standards.

        BBB               Baa          Instrument judged to be of modest quality
                                       by all standards.

        NR                NR           Not Rated. In the opinion of the
                                       Investment Adviser, instrument judged to be of comparable investment quality to rated securities which may be purchased by the Fund.

    For items possessing the strongest investment attributes of their category, Moody's gives that letter rating followed by a number. The Standard & Poor's ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    U.S. Government Issues have an assumed rating of AAA/Aaa.

                 See accompanying notes to financial statements

IBJ FUNDS TRUST
STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1996

--------------------------------------------------------------------------------

                                                                   RESERVE MONEY
                                                                    MARKET FUND          BOND FUND
                                                                    -----------         -----------
ASSETS

Investments, at value (amortized cost $33,725,174, cost
  $27,316,851, $68,550,427, $55,957,246)..........................   $33,725,174         $27,726,703
Cash..............................................................       597,742                  --
Receivable for investments sold...................................            --           1,283,476
Interest receivable...............................................        11,711             401,300
Dividends receivable..............................................         1,697               2,956
Deferred organization expenses (Note 2e)..........................        18,223              18,223
                                                                     -----------         -----------
    Total assets..................................................    34,354,547          29,432,658
                                                                     -----------         -----------
LIABILITIES
Payable for investments purchased.................................            --           1,528,397
Payable to custodian..............................................            --              46,164
Advisory fee payable (Note 3).....................................            --               8,929
Administrative fee payable (Note 3)...............................         4,338               3,348
Accrued expenses..................................................        67,389              63,283
                                                                     -----------         -----------
    Total liabilities.............................................        71,727           1,650,121
                                                                     -----------         -----------
NET ASSETS........................................................   $34,282,820         $27,782,537
                                                                     ===========         ===========
NET ASSETS CONSIST OF:
Capital Stock, $.001 par value
  per share; (unlimited shares authorized)........................      $ 34,290             $ 2,718
Additional paid-in capital........................................    34,255,564          27,339,597
Accumulated undistributed/(excess distributions of) net
  investment income...............................................            --                  --
Accumulated undistributed net realized gain/(loss) on investments.        (7,034)             30,370
Net unrealized appreciation of investments........................            --             409,852
                                                                     -----------         -----------
NET ASSETS........................................................   $34,282,820         $27,782,537
                                                                     ===========         ===========
SHARES OF BENEFICIAL INTEREST
Premium Class:
Net assets........................................................    $   13,665            $ 14,630
                                                                     ===========         ===========
Shares of beneficial interest outstanding.........................        13,669               1,432
                                                                     ===========         ===========
Net asset value per share (Net Assets / Shares Outstanding).......        $ 1.00             $ 10.22

Service Class:
Net assets........................................................   $34,269,155         $27,767,907
                                                                     ===========         ===========
Shares of beneficial interest outstanding.........................    34,276,185           2,716,462
                                                                     ===========         ===========
Net asset value per share (Net Assets / Shares Outstanding).......        $ 1.00             $ 10.22


                                                                    CORE EQUITY         GROWTH AND
                                                                       FUND             INCOME FUND
                                                                    ----------          -----------
ASSETS
Investments, at value (amortized cost $33,725,174, cost
  $27,316,851, $68,550,427, $55,957,246)..........................    $93,980,856         $64,702,885
Cash..............................................................        123,928                  --
Receivable for investments sold...................................        704,672           1,377,945
Interest receivable...............................................             --             281,005
Dividends receivable..............................................        153,826              53,998
Deferred organization expenses (Note 2e)..........................         18,223              18,223
                                                                      -----------         -----------
    Total assets..................................................     94,981,505          66,434,056
                                                                      -----------         -----------
LIABILITIES

Payable for investments purchased.................................      1,224,012           1,951,370
Payable to custodian..............................................             --             127,538
Advisory fee payable (Note 3).....................................         38,307              26,070
Administrative fee payable (Note 3)...............................         11,492               7,821
Accrued expenses..................................................         47,662              71,643
                                                                      -----------         -----------
    Total liabilities.............................................      1,321,473           2,184,442
                                                                      -----------         -----------
NET ASSETS........................................................    $93,660,032         $64,249,614
                                                                      ===========         ===========
NET ASSETS CONSIST OF:

Capital Stock, $.001 par value
  per share; (unlimited shares authorized)........................    $     6,093         $     5,034
Additional paid-in capital........................................     57,974,289          52,441,157
Accumulated undistributed/(excess distributions of) net
  investment income...............................................        386,120              (9,267)
Accumulated undistributed net realized gain/(loss) on investments.      9,863,101           3,067,051
Net unrealized appreciation of investments........................     25,430,429           8,745,639
                                                                      -----------         -----------
NET ASSETS........................................................    $93,660,032         $64,249,614
                                                                      ===========         ===========
SHARES OF BENEFICIAL INTEREST
Premium Class:

Net assets........................................................       $ 20,202            $ 17,230
                                                                      ===========         ===========
Shares of beneficial interest outstanding.........................          1,314               1,350
                                                                      ===========         ===========
Net asset value per share (Net Assets / Shares Outstanding).......        $ 15.37             $ 12.76

Service Class:
Net assets........................................................    $93,639,830         $64,232,384
                                                                      ===========         ===========
Shares of beneficial interest outstanding.........................      6,091,390           5,032,961
                                                                      ===========         ===========
Net asset value per share (Net Assets / Shares Outstanding).......        $ 15.37             $ 12.76

                 See accompanying notes to financial statements

IBJ FUNDS TRUST
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED NOVEMBER 30, 1996

--------------------------------------------------------------------------------

                                                                       RESERVE MONEY                    CORE EQUITY      GROWTH AND
                                                                        MARKET FUND      BOND FUND          FUND        INCOME FUND
                                                                        ------------    ------------    ------------    ------------
Investment income:
  Interest income ..................................................   $  1,877,796    $  1,683,989    $     13,361      $1,687,563
  Dividend income ..................................................         35,221          36,498       1,609,449         572,564
                                                                       ------------    ------------    ------------    ------------
    Total Income ...................................................      1,913,017       1,720,487       1,622,810       2,260,127
                                                                       ------------    ------------    ------------    ------------
Expenses:
  Advisory (Note 3) ................................................        106,107         132,005         533,300         341,198
  Administrative services (Note 3) .................................         52,601          39,602         133,328          85,315
  Fund accounting fees and expenses (Note 3) .......................         30,668          41,721          33,836          43,504
  Audit ............................................................         15,850          23,850          23,850          23,850
  Legal ............................................................         25,253          17,604          62,403          39,867
  Registration .....................................................          4,635           2,510           1,910           4,910
  Custodian fees ...................................................         14,034          10,490          35,446          22,424
  Amortization of organization expense .............................          5,768           5,768           5,768           5,768
  Printing .........................................................          4,060           2,269           2,864           2,047
  Trustees' ........................................................          9,067           9,067           9,067           9,067
  Insurance ........................................................          2,529           2,784           8,679           5,313
  Transfer and shareholder servicing agent (Note 3) ................          9,696           5,881           8,396           5,563
  Miscellaneous ....................................................         52,196          28,542          21,105          31,695
                                                                       ------------    ------------    ------------    ------------
    Total expenses before waivers/reimbursements ...................        332,464         322,093         879,952         620,521
    Less expenses waived/reimbursed ................................       (106,107)        (26,400)       (88,874 )        (56,745)
                                                                       ------------    ------------    ------------    ------------
    Net expenses ...................................................        226,357         295,693         791,078         563,776
                                                                       ------------    ------------    ------------    ------------
Net investment income ..............................................      1,686,660       1,424,794         831,732       1,696,351
                                                                       ------------    ------------    ------------    ------------
Net realized and unrealized gain/(loss) on investments:
Net realized gain/(loss) on investments ............................         (4,100)         30,875       9,863,103       3,067,207
Net increase in unrealized appreciation/depreciation of
  investments ......................................................           --          (312,253)      9,092,966       3,016,124
                                                                       ------------    ------------    ------------    ------------
    Net realized and unrealized gain/(loss) on investments .........         (4,100)       (281,378)     18,956,069       6,083,331
                                                                       ------------    ------------    ------------    ------------
Net increase in net assets resulting from operations ...............   $  1,682,560    $  1,143,416     $19,787,801    $  7,779,682
                                                                       ============    ============    ============    ============

                 See accompanying notes to financial statements


IBJ FUNDS TRUST

Statement of Changes in Net Assets

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Reserve Money Market Fund
                                                                                        -------------------------------------
                                                                                           For the                For the Period
                                                                                         Year Ended            February 1, 1995* to
                                                                                      November 30, 1996          November 30,  1995
                                                                                      -----------------          -----------------
Operations:
    Net investment income...........................................................    $ 1,686,660                 $1,127,106
    Net realized gain/(loss) on investments.........................................         (4,100)                    (2,934)
    Net change in unrealized appreciation/(depreciation) of
      investments...................................................................             --                          --
                                                                                        -----------                 -----------
Net increase in net assets resulting from operations................................      1,682,560                   1,124,172
                                                                                        -----------                 -----------
Dividends to shareholders from net investment income:
    Premium Class...................................................................           (607)                       (564)
    Service Class...................................................................     (1,686,053)                 (1,126,542)
                                                                                        -----------                 -----------
                                                                                         (1,686,660)                 (1,127,106)
                                                                                        -----------                 -----------
Distributions to shareholders from realized gain on investments:
    Premium Class...................................................................             --                          --
    Service Class...................................................................             --                          --
                                                                                        -----------                 -----------
                                                                                                 --                          --
                                                                                        -----------                 -----------
    Decrease in net assets resulting from dividends and distributions
      to shareholders...............................................................     (1,686,660)                 (1,127,106)
                                                                                        -----------                 -----------
Capital Share Transactions:
  Proceeds from sales of shares:
    Premium Class...................................................................             --                          60
    Service Class...................................................................    121,313,703                  66,759,082
                                                                                        -----------                 -----------
                                                                                        121,313,703                  66,759,142
                                                                                        -----------                 -----------
  Net asset value of shares issued to  shareholders in reinvestment of dividends and distributions:
    Premium Class...................................................................            607                         564
    Service Class...................................................................      1,686,053                   1,126,542
                                                                                        -----------                 -----------
                                                                                          1,686,660                   1,127,106
                                                                                        -----------                 -----------
  Net asset value of shares redeemed:
    Premium Class...................................................................            (62)                         --
    Service Class...................................................................   (117,669,088)                (38,952,607)
                                                                                        -----------                 -----------
                                                                                       (117,669,150)                (38,952,607)
                                                                                        -----------                 -----------
    Net increase in net assets from capital share transactions......................      5,331,213                  28,933,641
                                                                                        -----------                 -----------
Total increase (decrease) in net assets.............................................      5,327,113                  28,930,707
Net assets:
    Beginning of period.............................................................     28,955,707                      25,000
                                                                                        -----------                 -----------
    End of period ..................................................................    $34,282,820                 $28,955,707
                                                                                        ===========                 ===========
    Undistributed/(excess distributions
      of) net investment income ....................................................             --                          --
------------------
 *Commencement of operations.


                 See accompanying notes to financial statements


IBJ FUNDS TRUST
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                                                                Bond Fund                               Core Equity Fund
                                                  -------------------------------------     ---------------------------------------
                                                     For the          For the Period             For the          For the Period
                                                   Year Ended      February 1, 1995* to        Year Ended      February 1, 1995* to
                                                November 30, 1996    November 30, 1995      November 30, 1996    November 30, 1995
                                                -----------------    -----------------      -----------------     -----------------
Operations:
Net investment income.......................        $1,424,794           $1,088,323            $   831,732            $   839,554

Net realized gain/(loss) on investments.....            30,875              954,547              9,863,103              3,055,303
Net change in unrealized appreciation/

  (depreciation) of investments.............          (312,253)             722,105              9,092,966             16,337,463
                                                    ----------           ----------             ----------             ----------
Net increase in net assets resulting from
  operations.................................        1,143,416            2,764,975             19,787,801             20,232,320
                                                    ----------           ----------             ----------             ----------
Dividends to shareholders from net investment income:
 Premium Class...............................             (759)                (623)                  (247)                    --
 Service Class...............................       (1,424,035)          (1,087,700)            (1,284,919)                    --
                                                    ----------           ----------             ----------             ----------
                                                    (1,424,794)          (1,088,323)            (1,285,166)                    --
                                                    ----------           ----------             ----------             ----------
Distributions to shareholders from realized gain on investments:
    Premium Class...............................          (495)                  --                   (569)                    --
    Service Class...............................      (954,557)                  --             (3,054,736)                    --
                                                    ----------           ----------             ----------             ----------
                                                      (955,052)                  --             (3,055,305)                    --
                                                    ----------           ----------             ----------             ----------
    Decrease in net assets resulting from
    dividends and distributions
    to shareholders.............................    (2,379,846)          (1,088,323)            (4,340,471)                    --
                                                    ----------           ----------             ----------             ----------
Capital Share Transactions:
  Proceeds from sales of shares:
    Premium Class...............................            --                   60                     --                     60
    Service Class...............................    11,985,540           29,612,433             30,155,508             89,149,468
                                                    ----------           ----------             ----------             ----------
                                                    11,985,540           29,612,493             30,155,508             89,149,528
                                                    ----------           ----------             ----------             ----------
  Net asset value of shares issued to
    shareholders in reinvestment of dividends
    and distributions:
    Premium Class...............................         1,254                  623                    816                     --
    Service Class...............................     2,378,592            1,087,700              4,339,655                     --
                                                    ----------           ----------             ----------             ----------
                                                     2,379,846            1,088,323              4,340,471                     --
                                                    ----------           ----------             ----------             ----------
  Net asset value of shares redeemed:

    Premium Class...............................           (64)                  --                    (92)                    --
    Service Class...............................   (12,209,202)          (5,539,621)           (42,895,923)           (22,794,110)
                                                    ----------           ----------             ----------             ----------
                                                   (12,209,266)          (5,539,621)           (42,896,015)           (22,794,110)
                                                    ----------           ----------             ----------             ----------
    Net increase in net assets from capital

       share transactions.......................     2,156,120           25,161,195             (8,400,036)            66,355,418
                                                    ----------           ----------             ----------             ----------
Total increase (decrease) in net assets.........       919,690           26,837,847               7,047,29             86,587,738
Net assets:
    Beginning of period.........................    26,862,847               25,000             86,612,738                 25,000
                                                    ----------           ----------             ----------             ----------
    End of period ..............................   $27,782,537          $26,862,847            $93,660,032            $86,612,738
                                                    ==========           ==========             ==========             ==========
    Undistributed/(excess distributions
      of) net investment income ................            --                   --               $386,120               $839,554
------------------
 *Commencement of operations.


                 See accompanying notes to financial statements


IBJ FUNDS TRUST
Statement of Changes in Net Assets
----------------------------------------------------------------------------------------

                                                          Growth and Income Fund
                                               -----------------------------------------
                                                   For the            For the Period
                                                  Year Ended       February 1, 1995* to
                                               November 30, 1996     November 30, 1995
                                               -----------------     -----------------
Operations:
    Net investment income.......................   $1,696,351           $1,089,503
    Net realized gain/(loss) on investments.....    3,067,207            1,173,268
    Net change in unrealized appreciation/
      (depreciation) of investments.............    3,016,124            5,729,515
                                                  -----------          -----------
Net increase in net assets resulting from
  operations....................................    7,779,682            7,992,286
                                                  -----------          -----------
Dividends to shareholders from net investment income:
    Premium Class...............................         (475)                (348)
    Service Class...............................   (1,692,277)          (1,102,021)
                                                  -----------          -----------
                                                   (1,692,752)          (1.102,369)
                                                  -----------          -----------
Distributions to shareholders from realized gain on investments:
    Premium Class...............................         (352)                  --
    Service Class...............................   (1,173,072)                  --
                                                  -----------          -----------
                                                   (1,173,424)                  --
                                                  -----------          -----------
    Decrease in net assets resulting from
      dividends and distributions
      to shareholders...........................   (2,866,176)          (1,102,369)
                                                  -----------          -----------
Capital Share Transactions:
  Proceeds from sales of shares:
    Premium Class...............................           --                   60
    Service Class...............................   17,930,945           48,843,232
                                                  -----------          -----------
                                                   17,930,945           48,843,292
                                                  -----------          -----------
  Net asset value of shares issued to
    shareholders in reinvestment of dividends
    and distributions:
    Premium Class...............................          827                  348
    Service Class...............................    2,865,349            1,102,021
                                                  -----------          -----------
                                                    2,866,176            1,102,369
                                                  -----------          -----------
  Net asset value of shares redeemed:
    Premium Class...............................          (79)                  --
    Service Class...............................  (12,059,267)          (6,262,245)
                                                  -----------          -----------
                                                  (12,059,346)          (6,262,245)
                                                  -----------          -----------
    Net increase in net assets from capital
       share transactions.......................    8,737,775           43,683,416
                                                  -----------          -----------
Total increase (decrease) in net assets.........   13,651,281           50,573,333
Net assets:
    Beginning of period.........................   50,598,333               25,000
                                                  -----------          -----------
    End of period ..............................  $64,249,614          $50,598,333
                                                  ===========          ===========
    Undistributed/(excess distributions
      of) net investment income ................      $(9,267)            $(12,866)
------------------
 *Commencement of operations.


                 See accompanying notes to financial statements

IBJ FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

     NOTE 1 -- DESCRIPTION. IBJ FUNDS Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company and currently consists of four separate investment portfolios: IBJ Reserve Money Market Fund, IBJ Bond Fund, IBJ Core Equity Fund and IBJ Growth and Income Fund, each with two (2) classes of shares known as the Premium Class and the Service Class. Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions, except that the expenses incurred in the distribution and marketing of such shares are different for each class. The Premium Class may be subject to a 12b-1 fee of up to 0.35% of average daily net assets and a shareholder servicing fee of up to 0.50% of average daily net assets. Currently, the 12b-1 and shareholder servicing fees are not being charged. The Service Class will not be subject to such fees.

     NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Funds:

     (a) PORTFOLIO VALUATION. The net asset value per share of the Funds is calculated as of 12:00 noon (Eastern time) for the Money Market Fund and as of 4:15 p.m. (Eastern time) for each of the non-money market funds. Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges. Over the counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. The Money Market Fund uses the amortized cost method to value its portfolio securities, in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a constant net asset value of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of impact of fluctuating interest rates on the market value of the security.

     (b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and accretion of discount, is accrued daily.

     (c) DISTRIBUTIONS TO SHAREHOLDERS. The Reserve Money Market Fund and Bond Fund each declare dividends from net investment income daily and distribute those dividends monthly. The Core Equity Fund will declare and pay dividends annually and the Growth and Income Fund declares and pays dividends quarterly. Distributions of net realized gains will be declared and paid annually by each Fund. Distributions are recorded on the ex-dividend date.

     (d) FEDERAL INCOME TAXES. It is the policy of each of the Funds to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to Federal income taxes to the extent that they distribute all of their taxable income for the fiscal year. The Funds also intend to meet the distribution requirements to avoid the payment of an excise tax.

     (e) ORGANIZATION EXPENSES. Costs incurred in connection with the organization and initial registration of the Funds have been deferred and are being amortized on a straight-line basis over sixty months beginning with each Fund's commencement of operations. In the event any of the initial shares of any of the Funds, which were purchased by Furman Selz Incorporated ("Furman Selz"), are redeemed, the appropriate Fund will be reimbursed for any unamortized organization expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

IBJ FUNDS TRUST

--------------------------------------------------------------------------------

     (f) DETERMINATION OF NET ASSET VALUE AND CALCULATION OF EXPENSES. Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

     NOTE 3 -- INVESTMENT ADVISORY, ADMINISTRATIVE AND OTHER TRANSACTIONS WITH AFFILIATES. IBJ Schroder Bank & Trust Company ("IBJS") (the "Adviser") provides investment advisory services to the Funds pursuant to an Advisory Agreement with the Trust (the "Advisory Agreement"). Subject to such policies as the Trust's Board of Trustees may determine, IBJS makes investment decisions for the Funds. For the advisory services it provides to the Funds, IBJS receives fees based on average daily net assets up to the following annualized rates: Reserve Money Market Fund, 0.35%; Bond Fund, 0.50%; Core Equity Fund, 0.60%; and Growth and
Income Fund, 0.60%. For the year ended November 30, 1996, the Adviser earned fees of $106,107, $132,005, $533,300 and $341,198 for the Reserve Money Market
Fund, Bond Fund, Core Equity Fund and Growth and Income Fund, respectively. The Adviser has voluntarily waived fees of $106,107, $26,400, $88,874 and $56,745 for the Reserve Money Market Fund, Bond Fund, Core Equity Fund, and Growth and Income Fund, respectively.

     The Funds have also entered into an Administrative Service Contract with Furman Selz (the "Administrator") pursuant to which Furman Selz provides certain management and administrative services necessary for the Funds' operations including: (i) general supervision of the operation of the Funds including coordination of the services performed by the Funds' Adviser, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' Officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, Furman Selz receives from each Fund a fee, payable monthly, at the annual rate of 0.15% of each Fund's average daily net assets. For Administrative Services provided, Furman Selz earned fees of $52,601, $39,602, $133,328 and $85,315 for the Reserve Money Market Fund, Bond Fund, Core Equity Fund and Growth and Income Fund, respectively. Pursuant to a Services Agreement between the Trust and the Administrator, Furman Selz assists the Trust with certain transfer and dividend disbursing agent functions and receives a fee of $15 per account per year per Fund plus out of pocket expenses. For the year ended November 30, 1996, Furman Selz earned Transfer Agency fees of $9,696, $5,881, $8,396 and $5,563 for the Reserve Money Market Fund, Bond Fund, Core Equity Fund and Growth and Income Fund, respectively. Pursuant to a Fund Accounting Agreement between the Trust and the Administrator, the Administrator assists the Trust in calculating net asset values and provides certain other accounting services for each Fund described therein, for an annual fee of $30,000 per Fund plus out of pocket expenses. For the year ended November 30, 1996, Furman Selz earned Fund Accounting fees and expenses of $30,668, $41,721, $33,836 and $43,504 for the Reserve Money Market Fund, Bond Fund, Core Equity Fund and Growth and Income Fund, respectively.

     Certain of the states in which the shares of the Funds are qualified for sale impose limitations on the expenses of funds. If, in any fiscal year, the total expenses of the Fund (excluding taxes, interest, distribution expenses, brokerage commissions, certain portfolio transaction expenses, other expenses which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including advisory and administrative services fees) exceed the expense limitation applicable to the Funds imposed by the securities regulation of any state, the Adviser will pay or reimburse the Funds to the extent of advisory fees earned. No such amounts were required to be reimbursed for the current period.

IBJ FUNDS TRUST

--------------------------------------------------------------------------------

     The Trust has adopted a distribution and service plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each Fund of the Trust. There are no fees or expenses chargeable to the Trust under the Plan and the Trust's Board of Trustees has adopted the Plan in case certain expenses of the Trust might be considered to constitute indirect payments by the Trust of distribution expenses. IBJ Funds Distributor, Inc. (the "Distributor"), an affiliate of Furman Selz serves as the exclusive Distributor of the shares of each Fund pursuant to its Distribution Agreement with the Trust.

       NOTE 4 -- SECURITIES TRANSACTIONS.

       (a) PURCHASE AND SALE TRANSACTIONS. The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the year ended November 30, 1996 were as follows:


                                             COMMON STOCKS & BONDS      U.S. GOVERNMENT OBLIGATIONS
                                           -------------------------    ---------------------------
                                            PURCHASES       SALES         PURCHASES       SALES
                                           -----------   -----------     -----------   -----------
Bond Fund ................................ $ 2,636,105   $ 4,924,341     $37,207,797   $35,621,520
Core Equity Fund .........................  22,435,463    34,469,103            --            --
Growth and Income Fund ...................  15,152,554    11,342,434      21,618,400    22,519,024

       (b)  FEDERAL  INCOME  TAX  BASIS.   Gross  unrealized   appreciation  and
depreciation  on investment  securities at November 30, 1996,  based on cost for

Federal income tax purposes, is as follows:

                                                                                             NET
                                                 GROSS                GROSS              UNREALIZED
                                              UNREALIZED           UNREALIZED           APPRECIATION/
                                             APPRECIATION         DEPRECIATION         (DEPRECIATION)
                                             ------------         ------------         --------------
Bond Fund.................................   $     451,665          $ (41,813)          $     409,852
Core Equity Fund..........................      25,750,828           (320,399)             25,430,429
Growth and Income Fund....................       8,893,602           (147,963)              8,745,639

       Note 5 -- FEDERAL INCOME TAXES.

       For Federal income tax purposes, the Funds indicated below have capital loss carryforwards at November 30, 1996, which are available to offset future capital gains, if any:
                                                 CAPITAL LOSS
                                                 CARRYFORWARDS          EXPIRES
                                                 -------------         --------
Reserve Money Market Fund....................       $ 2,781               2003
                                                      4,253               2004
Bond Fund....................................       102,125               2004

IBJ FUNDS TRUST

--------------------------------------------------------------------------------

       NOTE 6 -- CAPITAL SHARE TRANSACTIONS. The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 each. Transactions in shares of the Funds are as follows:


                                                                              For the year ended November 30, 1996
                                                             -------------------------------------------------------------------
                                                                Reserve                                               Growth and
                                                             Money Market           Bond            Core Equity         Income
                                                                 Fund               Fund               Fund               Fund
                                                             ------------        ----------         ----------         ----------
PREMIUM CLASS
Shares at beginning of period...........................         13,124              1,315              1,256              1,287
                                                            -----------          ---------          ---------          ---------
Shares issued in reinvestment of dividends from net
    investment income and capital gain distributions....            607                123                 64                 69
Shares redeemed.........................................            (62)                (6)                (6)                (6)
                                                            -----------          ---------          ---------          ---------
Net increase in shares..................................            545                117                 58                 63
                                                            -----------          ---------          ---------          ---------
Shares at end of period.................................         13,669              1,432              1,314              1,350
                                                            ===========          =========          =========          =========
SERVICE CLASS
Shares at beginning of period...........................     28,945,517          2,505,331          6,675,290          4,292,094
                                                            -----------          ---------          ---------          ---------
Shares sold.............................................    121,313,703          1,192,811          2,227,903          1,505,811
Shares issued in reinvestment of dividends from net
    investment income and capital gain distributions....      1,686,053            233,352            344,448            240,640
Shares redeemed.........................................   (117,669,088)        (1,215,032)        (3,156,251)        (1,005,584)
                                                            -----------          ---------          ---------          ---------
Net increase/(decrease) in shares.......................      5,330,668            211,131           (583,900)           740,867
                                                            -----------          ---------          ---------          ---------
Shares at end of period.................................     34,276,185          2,716,462          6,091,390          5,032,961
                                                            ===========          =========          =========          =========

                                                                     For the period February 1, 1995* to November 30, 1995
                                                             --------------------------------------------------------------------
                                                                Reserve                                               Growth and
                                                             Money Market           Bond            Core Equity          Income
                                                                 Fund               Fund               Fund               Fund
                                                             ------------        ----------         ----------         ----------
PREMIUM CLASS
Shares at beginning of period...........................         12,500              1,250              1,250              1,250
                                                            -----------          ---------          ---------          ---------
Shares sold.............................................             60                  6                  6                  6
Shares issued in reinvestment of dividends from net
    investment income...................................            564                 59                 --                 31
                                                            -----------          ---------          ---------          ---------
Net increase in shares..................................            624                 65                  6                 37
                                                            -----------          ---------          ---------          ---------
Shares at end of period.................................         13,124              1,315              1,256              1,287
                                                            ===========          =========          =========          =========
SERVICE CLASS

Shares at beginning of period...........................         12,500              1,250              1,250              1,250
                                                            -----------          ---------          ---------          ---------
Shares sold.............................................     66,759,082          2,930,127          8,685,326          4,761,936
Shares issued in reinvestment of dividends from net

    investment income...................................      1,126,542            103,626                 --             98,242
Shares redeemed.........................................    (38,952,607)          (529,672)        (2,011,286)          (569,334)
                                                            -----------          ---------          ---------          ---------
Net increase in shares..................................     28,933,017          2,504,081          6,674,040          4,290,844
                                                            -----------          ---------          ---------          ---------
Shares at end of period.................................     28,945,517          2,505,331          6,675,290          4,292,094
                                                            ===========          =========          =========          =========
------------------
 *Commencement of operations.


BJ FUNDS Trust

--------------------------------------------------------------------------------

       NOTE 7 -- SUBSEQUENT EVENTS. Furman Selz has consummated an agreement with BISYS Group, Inc. ("BISYS") whereby services currently provided to the Trust by Furman Selz will be provided to the Trust by BISYS and certain of its affiliates under new Administrative Services, Transfer Agency and Fund Accounting Agreements between the Trust and BISYS.


IBJ FUNDS Trust

Financial Highlights (For a Share Outstanding Throughout the Period+)

---------------------------------------------------------------------------------------------------------

                                                                     Reserve Money Market Fund

                                                          ----------------------------------------------
                                                                                       For the period
                                                          For the year ended        February 1, 1995* to
                                                           November 30, 1996          November 30, 1995
                                                          -------------------      ---------------------
                                                          Premium     Service       Premium      Service
                                                           Class       Class         Class        Class
                                                          -------     -------       -------      -------
Net Asset Value, Beginning of Period.................      $1.00       $1.00          $1.00       $ 1.00
                                                           -----       ------         -----       ------
Income from Investment Operations:
    Net investment income............................       0.05         0.05          0.04         0.04
    Net realized and unrealized gain/(loss) on
      investments....................................         --           --            --           --
                                                           -----       ------         -----       ------
    Total from Investment Operations.................       0.05         0.05          0.04         0.04
                                                           -----       ------         -----       ------
Less Distributions:

    Dividends from net investment income.............      (0.05)       (0.05)        (0.04)       (0.04)
    Distributions from net realized capital gains....         --           --            --           --
                                                           -----       ------         -----       ------
    Total Distributions..............................      (0.05)       (0.05)        (0.04)       (0.04)
                                                           -----       ------         -----       ------
Net Asset Value, End of Period.......................      $1.00       $1.00          $1.00       $ 1.00
                                                           =====       ======         =====       ======
Total Return.........................................       4.88%        4.88%         4.55%        4.55%
Net Assets, End of Period (in thousands).............        $14      $34,269           $13      $28,943
Ratios to average net assets of:
    Net investment income............................       4.82%        4.82%         5.40%**      5.40%**
    Expenses before waivers/reimbursements...........       0.95%        0.95%         0.92%**      0.92%**
    Expenses net of waivers/reimbursements...........       0.65%        0.65%         0.64%**      0.64%**
Portfolio Turnover Rate..............................        N/A          N/A           N/A          N/A

                                                                             Bond Fund
                                                         ----------------------------------------------
                                                                                       For the period
                                                         For the year ended        February 1, 1995* to
                                                          November 30, 1996          November 30, 1995
                                                          -----------------        ---------------------
                                                         Premium      Service      Premium      Service
                                                          Class        Class         Class        Class
                                                         -------      -------       -------      -------
Net Asset Value, Beginning of Period.................     $10.72       $10.72        $10.00      $ 10.00
                                                           -----       ------         -----       ------
Income from Investment Operations:
    Net investment income............................       0.54         0.54          0.48         0.48
    Net realized and unrealized gain/(loss) on
      investments....................................      (0.12)       (0.12)         0.72         0.72
                                                          ------       ------        ------      -------
    Total from Investment Operations.................       0.42         0.42          1.20         1.20
                                                          ------       ------        ------      -------
Less Distributions:
    Dividends from net investment income.............      (0.54)       (0.54)        (0.48)       (0.48)
    Distributions from net realized capital gains....      (0.38)       (0.38)           --           --
                                                          ------       ------        ------      -------
    Total Distributions..............................      (0.92)       (0.92)        (0.48)       (0.48)
                                                          ------       ------        ------      -------
Net Asset Value, End of Period.......................     $10.22      $ 10.22        $10.72      $ 10.72
                                                          ======       ======        ======      =======
Total Return.........................................       4.25%        4.25%        12.28%       12.28%
Net Assets, End of Period (in thousands).............        $15      $27,768           $14      $26,849
Ratios to average net assets of:
    Net investment income............................       5.07%        5.07%         5.59%**      5.59%**
    Expenses before waivers/reimbursements...........       1.22%        1.22%         1.22%**      1.22%**
    Expenses net of waivers/reimbursements...........       1.12%        1.12%         1.12%**      1.12%**
Portfolio Turnover Rate..............................        160%         160%          297%         297%
 ------------------
 *  Commencement of operations.
**  Annualized.

 +  Per Share amounts are based on the average number of shares outstanding.

                  See accompanying notes to financial statements


IBJ FUNDS Trust

Financial Highlights (For a Share Outstanding Throughout the Period+)


                                                                         CORE EQUITY FUND
                                                          ----------------------------------------------
                                                                                       FOR THE PERIOD
                                                          FOR THE YEAR ENDED        FEBRUARY 1, 1995* TO
                                                           NOVEMBER 30, 1996          NOVEMBER 30, 1995
                                                          -------------------       --------------------
                                                          PREMIUM     SERVICE       PREMIUM      SERVICE
                                                           CLASS       CLASS         CLASS        CLASS
                                                          -------     -------       -------      -------
Net Asset Value, Beginning of Period.................     $12.97     $  12.97        $10.00       $10.00
                                                           -----       ------         -----       ------
Income from Investment Operations:
    Net investment income............................       0.14         0.14          0.13         0.13
    Net realized and unrealized gain/(loss) on
      investments....................................       2.90         2.90          2.84         2.84
                                                           -----       ------         -----       ------
    Total from Investment Operations.................       3.04         3.04          2.97         2.97
                                                           -----       ------         -----       ------
Less Distributions:
    Dividends from net investment income.............      (0.19)       (0.19)           --           --
    Distributions from net realized capital gains....      (0.45)       (0.45)           --           --
                                                           -----       ------         -----       ------
    Total Distributions..............................      (0.64)       (0.64)           --           --
                                                           -----       ------         -----       ------
Net Asset Value, End of Period.......................     $15.37      $ 15.37        $12.97       $12.97
                                                           =====       ======         =====       ======
Total Return.........................................      24.61%       24.61%        29.70%       29.70%
Net Assets, End of Period (in thousands).............        $20      $93,640           $16      $86,596
Ratios to average net assets of:
    Net investment income............................       0.93%        0.93%         1.30%**      1.29%**
    Expenses before waivers/reimbursements...........       0.99%        0.99%         1.09%**      1.09%**
    Expenses net of waivers/reimbursements...........       0.89%        0.89%         0.89%**      0.89%**
Portfolio Turnover Rate..............................         27%          27%           37%          37%
Average Commission Rate(a)...........................    $0.0776      $0.0776            --           --


                                                                   GROWTH AND INCOME FUND
                                                         -------------------------------------------
                                                                                   FOR THE PERIOD
                                                         FOR THE YEAR ENDED     FEBRUARY 1, 1995* TO
                                                          NOVEMBER 30, 1996       NOVEMBER 30, 1995
                                                         ------------------       ------------------
                                                         PREMIUM      SERVICE    PREMIUM     SERVICE
                                                          CLASS        CLASS      CLASS       CLASS
                                                         -------      -------    -------     -------
Net Asset Value, Beginning of Period.................     $11.78     $  11.79     $10.00     $  10.00
                                                           -----       ------      -----       ------
Income from Investment Operations:

    Net investment income............................       0.34         0.34       0.27         0.31
    Net realized and unrealized gain/(loss) on
      investments....................................       1.26         1.26       1.79         1.79
                                                           -----       ------      -----       ------
    Total from Investment Operations.................       1.60         1.60       2.06         2.10
                                                           -----       ------      -----       ------
Less Distributions:

    Dividends from net investment income.............      (0.35)       (0.36)     (0.28)       (0.31)
    Distributions from net realized capital gains....      (0.27)       (0.27)        --           --
                                                           -----       ------      -----       ------
    Total Distributions..............................      (0.62)       (0.63)     (0.28)       (0.31)
                                                           -----       ------      -----       ------
Net Asset Value, End of Period.......................     $12.76      $ 12.76     $11.78      $ 11.79
                                                           =====       ======      =====       ======
Total Return.........................................      14.08%       14.08%     20.72%       20.82%
Net Assets, End of Period (in thousands).............        $17      $64,232        $15      $50,583
Ratios to average net assets of:
    Net investment income............................       2.98%        2.98%      3.04%**      3.04%**
    Expenses before waivers/reimbursements...........                               1.14%**      1.15%**
    Expenses net of waivers/reimbursements...........       0.99%        0.99%      1.04%**      1.05%**
Portfolio Turnover Rate..............................         77%          77%        78%          78%
Average Commission Rate(a)...........................    $0.0789      $0.0789         --           --

------------------
 *  Commencement of operations.
**  Annualized.
 +  Per Share amounts are based on the average number of shares outstanding.
(a) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                 See accompanying notes to financial statements

                        REPORT OF INDEPENDENT ACCOUNTANTS

To The Shareholders and Board of Trustees of IBJ Funds Trust:

       We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of IBJ Funds Trust (comprised of the IBJ Reserve Money Market Fund, IBJ Bond Fund, IBJ Core Equity Fund and IBJ Growth and Income Fund) as of November 30, 1996, and the related statements of operations for the year then ended and the related statements of changes in net assets and the financial highlights for the year ended November 30, 1996 and for the period February 1, 1995 (commencement of operations) to November 30, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting IBJ Funds Trust as of November 30, 1996, the results of their operations for the year then ended and the changes in their net assets and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                        Coopers & Lybrand L.L.P.

New York, New York
January 22, 1997

                            PART C. OTHER INFORMATION


Item 24.          FINANCIAL STATEMENTS AND EXHIBITS

         (a)      (1)             Financial Statements included in Part A of
                                  this Registration Statement:  Financial
                                  Highlights

                  (2) Financial Statements included in Part B of this Registration Statement:

                                  Statement of Assets and Liabilities at
                                  November 30, 1996

                                  Statement of Operations for the year ended
                                  November 30, 1996

                                  Statement of Changes in Net Assets for the period February 1, 1995 (commencement of operations) to November 30, 1995 and for the year ended November 30, 1996

                                  Notes to Financial Statements

                                  Financial Highlights for the period February
                                  1, 1995 (commencement of operations) to
                                  November 30, 1995 and for the year ended
                                  November 30, 1996

         (b)      EXHIBITS

                  (1)             Trust Instrument.*

                  (2)             Amended Bylaws of Registrant.

                  (3)             None.

                  (4)             None.

                  (5)(a) Form of Master Investment Advisory Contract and Supplements between Registrant and IBJ Schroder Bank & Trust Company.*

                  (5)(b) Administration Contract with BISYS Fund Services Limited Partnership.

                  (5)(c)          Fund Accounting Agreement with BISYS Fund
                                  Services, Inc.

                  (6)             Distribution Contract with IBJ Funds
                                  Distributor, Inc.

                  (7)             None.

                  (8) Form of Custodian Contract between Registrant and IBJ Schroder Bank & Trust Company.*

                  (9)(a)          Transfer Agency Agreement with BISYS Fund
                                  Services, Inc.

                  (10) Opinion and Consent of Baker & McKenzie, counsel to Registrant.*

                  (11)            Consent of Coopers & Lybrand L.L.P.
                                  Independent Accountants.

                  (12)            None.

                  (13)            Subscription Agreement.*

                  (14)            None.

                  (15)            None.


                  (16)            Schedule of Computation of Performance
                                  Calculation.*

                  (17)            Financial Data Schedule

                  (18)            Form of Rule 18f-3 Plan.*

                  OTHER EXHIBITS

                  (A)             Power of Attorney

--------

*Filed with Post-Effective Amendment No.2 to Registration
Statement No.33-83430 on March 27, 1996, and incorporated herein by reference.

Item 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
                  REGISTRANT.

                  None.


Item 26.          NUMBER OF HOLDERS OF SECURITIES AT APRIL 1, 1997

                                               Service      Premium
                                               -------      -------
                  Reserve Money Market Fund       23           2
                  Bond Fund                       13           2
                  Core Equity Fund                31           2
                  Growth and Income Fund           6           2


Item 27.          INDEMNIFICATION.

                  As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article X of the Registrant's Trust Instrument (Exhibit 1 to the Registration
Statement), Section 4 of the Master Investment Advisory Contract between Registrant and IBJ Schroder Bank & Trust Company (Exhibit
5(a) to this Registration Statement), and Section~1.11 of the Distribution Agreement between Registrant and IBJ Funds
Distributor, Inc. (Exhibit 6 to this Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                  The Registrant purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

                  Section 4 of the Master Investment Advisory Contract between Registrant and IBJ Schroder Bank & Trust Company and
Section 1.11 of the Distribution Agreement between Registrant and
IBJ Funds Distributor, Inc. limit the liability of IBJ Schroder
Bank & Trust Company and IBJ Funds Distributor, Inc. liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

                  The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, By-Laws, Investment Advisory Contracts and Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpreta tions of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 28.          BUSINESS AND OTHER CONNECTIONS OF IBJ SCHRODER BANK &
                  TRUST COMPANY

                  IBJ Schroder Bank & Trust Company is a subsidiary of The Industrial Bank of Japan, Limited, a bank holding company headquartered in Japan. IBJ Schroder Bank & Trust Company provides investment advisory services to the Funds pursuant to an Advisory Agreement with the Trust.

                  The executive officers of IBJ Schroder Bank & Trust Company and The Industrial Bank of Japan, Limited and such executive officers' positions during the past five years are as follows:

                  Name                        Position and Offices
                  ----                        --------------------
IBJ Schroder Bank & Trust Company
---------------------------------
Dennis G. Buchert                            President and Chief Executive
                                                     Officer
Alva O. Way                                  Chairman of the Board
Eisuke Kano                                  Vice Chairman
Donald H. McCree                             Vice President


The Industrial Bank of Japan
----------------------------
Yoh Kurosawa                                 Chairman
Masao Nishimura                              President
Kunio Seiki                                  Deputy President

Item 29.          PRINCIPAL UNDERWRITER

                  (a) The principal underwriter is IBJ Funds
                      Distributor, Inc.

                  (b) Officers and Directors

                                                             Positions and
Name and Principal           Positions and Offices           Offices with
Business Address*            with Registrant                 Underwriter
-----------------            ---------------------           -------------

Lynn J. Mangum                     None                      Chairman/CEO
Robert J. McMullan                 None                      Executive Vice
                                                             President and
                                                             Treasurer
J. David Huber                     None                      President
Kevin J. Dell                      None                      Vice President/
                                                             General Counsel/
                                                             Secretary
Mark J. Rybarczyk                  None                      Senior Vice
                                                             President
Dennis Sheehan                     None                      Senior Vice
                                                             President
W. Anthony Turner                  President                 Senior Vice
                                                             President
George Martinez                    None                      Senior Vice
                                                             President
Dale Smith                         None                      Vice President
Michael Burns                      None                      Vice President
Bruce Treff                        Assistant Secretary       Assistant Secretary
Annamaria Porcaro                  None                      Assistant Secretary

 (c)     Not applicable.

Item 30.   LOCATION OF ACCOUNTS AND RECORDS

           All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of BISYS
Fund Services, Inc.


Item 31.   MANAGEMENT SERVICES

           Not applicable.


----------------------------

*3435 Stelzer Road, Columbus, Ohio 43219.

Item 32.          UNDERTAKINGS.

                  (a) Registrant undertakes to call a meeting of share holders for the purpose of voting upon the removal of a trustee if requested to do so by the holders of at least 10% of the Registrant's outstanding shares.

                  (b) Registrant undertakes to provide the support to shareholders specified in Section 16(c) of the 1940 Act as though that section applied to the Registrant.

                  (c)      Inapplicable

                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     Signature                      Title                  Date
     ---------                      -----                  ----

/s/ W. Anthony Turner               President              April 15, 1997
--------------------
W. Anthony Turner


/s/ Michael Sakala                  Treasurer              April 15, 1997
------------------
Michael Sakala


*Robert H. Dunker
-----------------
Robert H. Dunker                    Trustee                April 15, 1997


*Stephen V.R. Goodhue
---------------------
Stephen V.R. Goodhue                Trustee                April 15, 1997


*Edward F. Ryan
---------------
Edward F. Ryan                      Trustee                April 15, 1997


*George Stewart
---------------
George Stewart                      Trustee                April 15, 1997



By:/s/W. Anthony Turner
  ---------------------
   *W. Anthony Turner
   Attorney-in-Fact



---------------------------
*Pursuant to Power of Attorney filed herewith.

                                  EXHIBIT INDEX

Exhibit
Number                     Document
-------                    --------
                  (2)      Amended By-laws of the Registrant.

                  (5)(b) Master Administration Agreement with BISYS Fund Services Limited Partnership.

                  (5)(c)   Fund Accounting Agreement with BISYS Fund
                           Services, Inc.

                  (6) Master Distribution Agreement with IBJ Funds Distributor, Inc.

                  (9)(a)   Transfer Agency Agreement with BISYS Fund
                           Services, Inc.

                  (11)     Consent of Coopers & Lybrand L.L.P.
                           Independent Accountants.

                  EX-27    Financial Data Schedule


                  Other Exhibits
                  --------------
                  EX-99.a  Power of Attorney

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


-------------------------------------------------------------------------------



                                    EXHIBITS

                                       to

                        POST-EFFECTIVE AMENDMENT NO. 4 TO

                                    FORM N-1A

                             REGISTRATION STATEMENT

                        UNDER THE SECURITIES ACT OF 1933

                                       AND

                       THE INVESTMENT COMPANY ACT OF 1940



-------------------------------------------------------------------------------


                                 IBJ FUNDS TRUST